TREND-LINES, INC.

                        BANKAMERICA BUSINESS CREDIT, INC.

                                     BINDER

--------------------------------------------------------------------------------
1.       Amended and Restated Loan and Security Agreement

2.       Amended and Restated Stock Pledge Agreement

3.       Trademark Security Agreement

                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

                          Dated as of February 23, 1999

                                      Among

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                 AS THE LENDERS

                                       and

                        BANKAMERICA BUSINESS CREDIT, INC.

                                  AS THE AGENT

                                       and

                                TREND-LINES, INC.
                                 POST TOOL, INC.

                                AS THE BORROWERS

                                TABLE OF CONTENTS
                                -----------------

SECTION                                                                     PAGE
-------                                                                     ----

1.     DEFINITIONS.............................................................1

2.     LOANS AND LETTERS OF CREDIT............................................21
       2.1.     Total Facility................................................21
       2.2.     Revolving Loans...............................................21
       2.3.     Letters of Credit.............................................28

3.     INTEREST AND OTHER CHARGES.............................................33
       3.1.     Interest......................................................33
       3.2.     Conversion and Continuation Elections.........................34
       3.3.     Maximum Interest Rate.........................................35
       3.4.     Facility Fee..................................................36
       3.5.     Collateral Management Fee.....................................36
       3.6.     Additional Accommodation Fee..................................36
       3.7.     Letter of Credit Fee..........................................36

4.     PAYMENTS AND PREPAYMENTS...............................................36
       4.1.     Revolving Loans...............................................37
       4.2.     [Intentionally Left Blank]....................................37
       4.3.     [Intentionally Left Blank]....................................37
       4.4.     [Intentionally Left Blank]....................................37
       4.5.     Place and Form of Payments; Extension of Time.................37
       4.6.     Payments as Revolving Loans...................................37
       4.7.     Apportionment, Application and Reversal of Payments...........38
       4.8.     INDEMNITY FOR RETURNED PAYMENTS...............................38

5.     AGENT'S AND LENDER'S BOOKS AND RECORDS; MONTHLY STATEMENTS.............39

6.     TAXES, YIELD PROTECTION AND ILLEGALITY.................................39
       6.1.     Taxes.........................................................39
       6.2.     Illegality....................................................41
       6.3.     Increased Costs and Reduction of Return.......................42
       6.4.     Funding Losses................................................42
       6.5.     Inability to Determine Rates..................................43
       6.6.     Certificates of Lenders.......................................43
       6.7.     Survival......................................................43

7.     COLLATERAL.............................................................43
       7.1.     Grant of Security Interest....................................43

                                TABLE OF CONTENTS
                                -----------------
                                    (CONT'D)

SECTION                                                                     PAGE
-------                                                                     ----

       7.2.     Perfection and Protection of Security Interest................44
       7.3.     Location of Collateral........................................45
       7.4.     Title to, Liens on, and Sale and Use of Collateral............46
       7.5.     Appraisals....................................................46
       7.6.     Access and Examination........................................47
       7.7.     Insurance.....................................................47
       7.8.     Collateral Reporting..........................................48
       7.9.     [Intentionally Left Blank]....................................48
       7.10.    Collection of Accounts; Payments..............................49
       7.11.    Inventory.....................................................49
       7.12.    Equipment.....................................................50
       7.13.    Assigned Contracts............................................51
       7.14.    Documents, Instruments, and Chattel Paper.....................51
       7.15.    Right to Cure.................................................51
       7.16.    Power of Attorney.............................................51
       7.17.    The Agent's and Lender's Rights, Duties, and Liabilities......51

8.     BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES......................52
       8.1.     Books and Records.............................................52
       8.2.     Financial Information.........................................52
       8.3.     Notices to Lenders............................................54

9.     GENERAL WARRANTIES AND REPRESENTATIONS.................................55
       9.1.     Authorization, Validity, and Enforceability of this Agreement and the Loan Documents........................................56
       9.2.     Validity and Priority of Security Interest....................56
       9.3.     Organization and Qualification................................56
       9.4.     Corporate Name, Prior Transactions............................56
       9.5.     Subsidiaries and Affiliates...................................57
       9.6.     Financial Statements and Projections..........................57
       9.7.     Capitalization................................................57
       9.8.     Solvency......................................................57
       9.9.     Debt..........................................................57
       9.10.    Distributions.................................................58
       9.11.    Title to Property.............................................58
       9.12.    Adequate Assets...............................................58
       9.13.    Real Property, Leases.........................................58
       9.14.    Proprietary Rights............................................58
       9.15.    Trade Names and Terms of Sale.................................58

                                TABLE OF CONTENTS
                                -----------------
                                    (CONT'D)

SECTION                                                                     PAGE
-------                                                                     ----

       9.16.    Litigation....................................................58
       9.17.    Restrictive Agreements........................................59
       9.18.    Labor Disputes................................................59
       9.19.    Environmental Laws............................................59
       9.20.    No Violation of Law...........................................60
       9.21.    No Default....................................................60
       9.22.    ERISA Compliance..............................................60
       9.23.    Taxes.........................................................61
       9.24.    Use of Proceeds...............................................61
       9.25.    Private Offerings.............................................61
       9.26.    Broker's Fees.................................................62
       9.27.    No Material Adverse Change....................................62
       9.28.    Disclosure....................................................62
       9.29.    Year 2000.....................................................62

10.    AFFIRMATIVE AND NEGATIVE COVENANTS.....................................62
       10.1.    Taxes and Other Obligations...................................62
       10.2.    Corporate Existence and Good Standing.........................62
       10.3.    Compliance with Law and Agreements............................63
       10.4.    Maintenance of Property and Insurance.........................63
       10.5.    Environmental Laws............................................63
       10.6.    ERISA.........................................................63
       10.7.    Mergers, Consolidations, Acquisitions, or Sales...............63
       10.8.    Distributions; Capital Changes................................64
       10.9.    Transactions Affecting Collateral or Obligations..............64
       10.10.   Guaranties....................................................64
       10.11.   Debt..........................................................64
       10.12.   Prepayment....................................................64
       10.13.   Transactions with Affiliates..................................64
       10.14.   [Intentionally Left Blank]....................................65
       10.15.   Business Conducted............................................65
       10.16.   Liens.........................................................65
       10.17.   Sale and Leaseback Transactions...............................65
       10.18.   New Subsidiaries..............................................65
       10.19.   Restricted Investments........................................65
       10.20.   Capital Expenditures..........................................65
       10.21.   [Intentionally Left Blank]....................................65
       10.22.   Interest Coverage Ratio.......................................65
       10.23.   [Intentionally Left Blank]....................................66

                                TABLE OF CONTENTS
                                -----------------
                                    (CONT'D)

SECTION                                                                     PAGE
-------                                                                     ----

       10.24.   Intentionally Left Blank].....................................66
       10.25.   [Intentionally Left Blank]....................................66
       10.26.   New Store Openings............................................66
       10.27.   Adjusted Tangible Net Worth...................................66
       10.28.   Buy-Back of Common Stock......................................67
       10.29.   Post-Closing Matters..........................................67
       10.30.   Further Assurances............................................67

11.    CONDITIONS PRECEDENT...................................................68
       11.1.    Conditions Precedent to Effectiveness.........................68
                (a) Representations and Warranties; Covenants.................68
                (b) Delivery of Documents.....................................68
                (c) Fees......................................................68
                (d) Payment of Fees and Expenses..............................68
                (e) Required Approvals........................................68
                (f) No Material Adverse Change................................68
                (g) Proceedings...............................................68

       11.2.    Conditions Precedent to Each Loan.............................69

12.    DEFAULT; REMEDIES......................................................69
       12.1.    Events of Default.............................................69

13.    REMEDIES...............................................................71

14.    TERM AND TERMINATION...................................................73

15.    AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS............73
       15.1.    No Waivers; Cumulative Remedies...............................73
       15.2.    Amendments and Waivers........................................74
       15.3.    Assignments; Participations...................................74

16.    THE AGENT..............................................................76
       16.1.    Appointment and Authorization.................................76
       16.2.    Delegation of Duties..........................................77
       16.3.    Liability of Agent............................................77
       16.4.    Reliance by Agent.............................................78
       16.5.    Notice of Default.............................................78
       16.6.    Credit Decision...............................................78

                                TABLE OF CONTENTS
                                -----------------
                                    (CONT'D)

SECTION                                                                     PAGE
-------                                                                     ----

       16.7.    Indemnification...............................................79
       16.8.    Agent in Individual Capacity..................................79
       16.9.    Successor Agent...............................................79
       16.10.   Withholding Tax...............................................80
       16.11.   [Intentionally Left Blank]....................................81
       16.12.   Collateral Matters............................................81
       16.13.   Restrictions on Actions by Lenders; Sharing of Payments.......82
       16.14.   Agency for Perfection.........................................83
       16.15.   Payments by Agent to Lenders..................................83
       16.16.   Concerning the Collateral and the Related Loan Documents......84
       16.17.   Field Audit and Examination Reports;
       16.18.   Relation Among Lenders........................................85

17.    MISCELLANEOUS..........................................................85
       17.1.    Cumulative Remedies; No Prior Recourse to Collateral..........85
       17.2.    No Implied Waivers............................................85
       17.3.    Severability..................................................86
       17.4.    Governing Law.................................................86
       17.5.    Consent to Jurisdiction and Venue; Service of Process.........86
       17.6.    Waiver of Jury Trial..........................................86
       17.7.    [Intentionally Left Blank]....................................86
       17.8.    Survival of Representations and Warranties....................86
       17.9.    Other Security and Guaranties.................................87
       17.10.   Fees and Expenses.............................................87
       17.11.   Notices.......................................................87
       17.12.   Indemnification...............................................89
       17.13.   Waiver of Notices.............................................90
       17.14.   Binding Effect; Assignment....................................90
       17.15.   Indemnity of the Agent and the Lenders by the Borrowers.......90
       17.16.   Counterparts..................................................90
       17.17.   Captions......................................................90
       17.18.   Right of Set-Off..............................................90
       17.19.   Participating Agent's Security Interests......................91
       17.20.   Joint and Several Liability...................................91

         LOAN AND SECURITY AGREEMENT, dated as of February 23, 1999, by and among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), BankAmerica Business Credit, Inc., a Delaware corporation ("BABC") with an office at 40 East 52nd Street, New York, New York, as agent for the Lenders (in its capacity as agent, the "Agent"), and TREND-LINES, INC., a Massachusetts corporation with offices at 135 American Legion Highway, Revere, Massachusetts ("Trend-Lines"), and POST TOOL, INC., a Massachusetts corporation with offices at 135 American Legion Highway, Revere, Massachusetts ("Post Tool").

                                W I T N E S E T H
                                - - - - - - - - -

         WHEREAS, the Borrowers and BABC are parties to a Loan and Security Agreement dated as of July 3, 1996 and amended as of September 18, 1996, January 28, 1997, June 16, 1997, December 31, 1997, July 31, 1998, and September 30,
1998 (as so amended, the "Existing Agreement"); and

         WHEREAS, the Borrowers and BABC have agreed to amend further the Existing Agreement and certain other loan documents executed or entered into pursuant thereto by, among other things, increasing the amount of the total facility thereunder and adding Transamerica Business Credit Corporation and Foothill Capital Corporation, as Lenders, and, for the purpose of convenience only, to restate in its entirety the Existing Agreement; and

         WHEREAS, the parties hereto have acknowledged and agreed that this Agreement and the transactions contemplated hereby are not intended to be a novation of the indebtedness of the Borrowers under the Existing Agreement outstanding on the date hereof (the "Existing Debt");

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

         1.       DEFINITIONS.  As used herein:

         "ACCOUNTS" means all of a Borrower's now owned or hereafter acquired or arising accounts, and any other rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

         "ACCOUNT DEBTOR" means  each   Person obligated  in   any  way on or in
connection with an Account.

         "ADJUSTED TANGIBLE ASSETS" means all of Trend-Lines' assets on a consolidated basis except: (a) deferred assets, other than prepaid insurance and prepaid taxes; (b) patents, copyrights, trademarks, trade names, franchises, goodwill, and other similar intangibles; (c) Restricted Investments; (d) unamortized debt discount and expense; (e) assets of Trend-Lines constituting Intercompany Accounts; and (f) fixed assets to the extent of any write-up in the book value thereof resulting from a revaluation effective after the Closing Date.

         "ADJUSTED TANGIBLE NET WORTH" means, at any date: (a) the book value (after deducting related depreciation, obsolescence, amortization, valuation, and other proper reserves as determined in accordance with GAAP) at which the assets of Trend-Lines and its Subsidiaries would be shown on a consolidated balance sheet of Trend-Lines at such date prepared in accordance with GAAP less
(b) the amount at which Trend-Lines' consolidated liabilities would be shown on such balance sheet, including as liabilities all reserves for contingencies and other potential liabilities which in accordance with GAAP would be shown on such balance sheet.

         "AFFILIATE" means, with respect to either Borrower: (a) a Person which, directly or indirectly, controls, is controlled by, or is under common control with, such Borrower; (b) a Person which beneficially owns or holds, directly or indirectly, ten percent or more of any class of voting stock of such Borrower (but excluding Robert Fleming Inc., the Kaufmann Fund, Inc., Wellington Management Company, LLP, Dimensional Fund Advisors, Inc., each an investment company, investment advisor or similar financial institution, and each of their respective clients, funds and related entities (collectively, the "Institutional Holders"); or (c) a Person in which five percent of any class of the voting stock is beneficially owned or held, directly or indirectly, by the Borrower. The term control (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person in question.

         "AGENT" means BankAmerica Business Credit, Inc., solely in its capacity as agent for the Lenders, and any successor agent.

         "AGENT ADVANCES" has the meaning specified in SECTION 2.2.

         "AGENT'S LIENS" means the Liens in the Collateral granted to the Agent, for the ratable benefit of the Lenders, BABC, and Agent pursuant to this Agreement and the other Loan Documents.

         "AGENT-RELATED  PERSONS"  means  the  Agent  and any  successor  agent,
together  with  their  respective  Affiliates,  and  the  officers,   directors,
employees, agents and attorneys-in-fact of such Persons and Affiliates.

         "AGREEMENT" means this Loan and Security Agreement.

         "ANNIVERSARY DATE" means each anniversary of the Closing Date.

         "APPLICABLE MARGIN" means (i) with respect to (a) Reference Rate Loans and all other obligations (other than LIBOR Rate Loans) incurred during any period that the Borrowing

Base is 65% or lower, three-quarters of one percent (0.75%) and (b) Reference Rate Loans and all other obligations (other than LIBOR Rate Loans) incurred during any period that the Borrowing Base is in excess of 65%, three-quarters of 1% (0.75%) on the principal amount up to and including the Borrowing Base of 65% and 2% (2.00%) on the principal amount in excess of such Borrowing Base of 65%, as applicable, and (ii) with respect to LIBOR Rate Loans, two and one-quarter percent (2.25%); provided, however, that, if for any Rolling Period the certificate referred to in SECTION 8.2(C) relating to such Rolling Period indicates that the Fixed Charges Ratio is equal to or more than 1.0:1.0, then the "Applicable Margin" set forth in clauses (i)(a) and (ii) above for each type of Loan outstanding during the Interest Adjustment Period immediately following such Rolling Period (but only so long as no Event or Event of Default exists during such Interest Adjustment Period) shall be as set forth below:

             APPLICABLE MARGIN FOR            APPLICABLE MARGIN
             REFERENCE RATE LOANS             FOR LIBOR RATE LOANS
             --------------------             --------------------

                    0.5%                               2.0%

         "ASSIGNED CONTRACTS" means, collectively, all of the relevant Borrower's rights and remedies under, and all moneys and claims for money due or to become due to such Borrower under, any material contracts and any and all amendments, supplements, extensions, and renewals thereof, including, without limitation, all rights and claims of such Borrower now or hereafter existing:
(a) under any insurance, indemnities, warranties, and guarantees provided for or arising out of or in connection with the foregoing agreements; (b) for any damages arising out of or for breach or default under or in connection with the foregoing agreements; (c) to all other amounts from time to time paid or payable under or in connection with the foregoing agreements; or (d) to exercise or enforce any and all covenants, remedies, powers and privileges thereunder.

         "ASSIGNEE" has the meaning specified in SECTION 15.3(A).

         "ASSIGNMENT AND ACCEPTANCE" has the meaning specified in SECTION
15.3(A).

         "AVAILABILITY" means, at any time with respect to either Borrower:

         (a) the Sub-facility of such Borrower at such time; MINUS

         (b) the  sum of (i)  Outstanding  Credit to such Borrower at such time,
     (ii) reserves for accrued  interest on the  Obligations  of such  Borrower,
     (iii) the Environmental Compliance Reserve for such Borrower, (iv) the Rental Reserve for such Borrower, (v) in the case of Trend-Lines, a reserve of $550,000 in connection with the Indemnification Agreement, and (vi) all other reserves which the Lender deems necessary in the exercise of its reasonable credit judgment to maintain with respect to such Borrower's account, including, without limitation, reserves for any amounts which the Lender may be obligated to pay in the future for the account of such Borrower.

         "BABC" means BankAmerica Business Credit, Inc.

         "BABC LOAN" and "BABC LOANS" have the   meaning specified  in   SECTION
2.2(H).

         "BANK OF AMERICA"  means Bank   of America  National  Trust and Savings
Association,  a National  Banking  Association, or any successor entity thereto.

         "BANKBOSTON" means BankBoston, N.A.

         "BANKBOSTON LETTER OF CREDIT" means a Letter of Credit issued by BankBoston and referred to in the Indemnification Agreement.

         "BORROWER" means either of Trend-Lines or Post Tool.

         "BORROWING" means a borrowing hereunder consisting of Revolving Loans made on the same day by the Lenders to the Borrower (or by BABC in the case of a Borrowing funded by BABC Loans) or by the Agent in the case of a Borrowing consisting of an Agent Advance.

         "BORROWING BASE" means, with respect to either Borrower, (a) sixty-five percent (65%) of the value, at the lower of cost (on a weighted average cost basis) or market, of all Eligible Inventory of such Borrower PLUS, (b) without duplication, 50% of the undrawn face amount of Letters of Credit issued or caused to be issued by the Lender for the account of such Borrower for the purchase of goods which will become Eligible Inventory PROVIDED, HOWEVER, that with respect to either Borrower, within the period June 1, 1999 through October 31, 1999, the 65% advance rate under subclause (a) shall be increased to 70%.

         "BUSINESS DAY" means (a) any day that is not a Saturday, Sunday, or a day on which banks in New York, New York or San Francisco, California, are required -or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading is carried on by and between banks in the London interbank market.

         "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central bank or other Public Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any bank or of any corporation controlling a bank.

         "CAPITAL EXPENDITURES" means all payments due (whether or not paid) during a Fiscal Year in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those arising in connection with the direct or indirect acquisition of such assets by way of increased product or service charges or offset items or in connection with Capital Leases.

         "CAPITAL LEASE" means any lease of Property by a Borrower that, in accordance with GAAP, should be reflected as a liability on the balance sheet of such Borrower.

         "CHANGE IN CONTROL" means and shall be deemed to occur on the earliest of, and upon any occurrence of, any of the following:

         (a) Any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended from time to time, (the "Exchange Act"), other than the Principal Stockholders, shall become the "beneficial owner" as defined in Rules 13d-3 and 13d-5 under the Exchange
                  Act) of 50% or more of the voting stock of Trend-Lines;

         (b) At any time during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors of Trend-Lines (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of Trend-Lines was approved by a vote of 51% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of Trend-Lines then in office, unless Stanley D. Black and any designee of the Principal Stockholders are directors of Trend-Lines.

         "CLOSING DATE" means July 3, 1996.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COLLATERAL" has the meaning given to such term in Section 7.1.

         "COLLATERAL MANAGEMENT FEE" has the meaning specified in Section 3.5.

         "COMMITMENT" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "COMMITMENT" on the signature pages of this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of SECTION 15.3, as such Commitment may be adjusted from time to time in accordance with the provisions of SECTION 2.1 or SECTION 15.3, and "COMMITMENTS" means, collectively, the aggregate amount of the commitments of all of the Lenders.

         "CONTAMINANT" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or other substance or material, the handling, release, or possession of which is regulated to protect health, safety, or environment, or any constituent of any such substance or waste.

         "CONVERSION/CONTINUATION  DATE" has the meaning given   to such term in
SECTION 3.2(B).

         "DEBT" means all liabilities, obligations and indebtedness of either Borrower to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, and including, without limitation, (a) such Borrower's liabilities and obligations to trade creditors; (b) all Obligations; (c) all Obligations and liabilities of any Person secured by any Lien on such Borrower's Property, even though such Borrower shall not have assumed or become liable for the payment thereof; PROVIDED, HOWEVER, that all such obligations and liabilities which are limited in recourse to such Property shall be included in Debt only to the extent of the book value of such Property as would be shown on a balance sheet of such Borrower prepared in accordance with GAAP; (d) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to Property used or acquired by such Borrower, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such Property; PROVIDED, HOWEVER, that all such obligations and liabilities which are limited in recourse to such Property shall be included in Debt only to the extent of the book value of such Property as would be shown on a balance sheet of such Borrower prepared in accordance with GAAP; (e) all accrued pension fund and other employee benefit plan obligations and liabilities; (f) all obligations and liabilities under Guaranties; and (g) deferred taxes.

         "DEFAULTING LENDER" has the meaning specified in SECTION 2.2(G)(II).

         "DISTRIBUTION" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of Property in respect of capital stock of such corporation, other than distributions in capital stock of the same class; or (b) the redemption or other acquisition of any capital stock of such corporation.

         "DOL" means  the United  States  Department of   Labor or any successor
department or agency.

         "DOLLAR" and "$" means dollars in the lawful currency of the United States.

         "EBITDA" means, with respect to any   period of   Trend-Lines and   its
Subsidiaries, the sum of:

                  (i) the  net  income  (or net  loss)  of  Trend-Lines  and its
         Subsidiaries (determined in accordance with GAAP) for such period, without giving effect to any GAAP extraordinary gains or extraordinary losses (including, without limitation, any store closing or restructuring expenses); plus (or minus)

                  (ii) to the extent that any of the items referred to in any of clauses (A) through (C) below were deducted or added in calculating such net income:

                         (A)   interest   expense   of   Trend-Lines   and   its
                    Subsidiaries for such period;

                         (B) federal and state income tax expense of Trend-Lines
                    and its Subsidiaries for such period; and

                         (C) the amount of all depreciation and amortization for
                    such period.

         "ELIGIBLE INVENTORY" means, with respect to either Borrower, Inventory of such Borrower, valued at the lower of cost (on a first-in, first-out basis) or market, that constitutes raw materials or first quality finished goods and that: (a) is owned by such Borrower and with respect to which such Borrower has good and marketable title; (b) is not, in the Agent's reasonable opinion, slow moving, excess, obsolete or unmerchantable; (c) is located at Premises owned or leased by a Borrower or on Premises otherwise reasonably acceptable to the Agent; (d) is subject to the Agent's first priority perfected security interest;
(e) is not work-in-process, spare parts, packaging and shipping materials, supplies, bill-and-hold Inventory, returned or defective Inventory, or Inventory delivered to such Borrower on consignment; and (f) the Agent, in the exercise of its reasonable discretion, deems eligible as the basis for Revolving Loans based on such collateral and credit criteria as the Agent may from time to time establish, provided, however, that the Agent shall give the Borrower at least 10 days' written notice prior to establishing such additional criteria and the reason(s) therefor. There shall in any event be excluded from Eligible Inventory
(i) any goods returned by a Borrower's customers that are determined by such Borrower or the Agent to be unsalable in the ordinary course of business or held for return to vendors and (ii) goods in transit. If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

         "ENVIRONMENTAL COMPLIANCE RESERVE" means all reserves which the Agent from time to time establishes for amounts that are reasonably required to be expended in order for a Borrower and such Borrower's operations and Property to comply with Environmental Laws or in order to correct any violation by such Borrower or such Borrower's operations or Property of Environmental Laws.

         "ENVIRONMENTAL LAWS" means all federal, state and local laws, rules, regulations, ordinances, programs, permits, guidance, orders and consent decrees relating to health, safety, hazardous substances, and environmental matters applicable to the relevant Borrower's business and facilities (whether or not owned by it). Such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., as amended; the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. Section 9601 et seq., as amended; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq., as amended; the Clean Water Act, 33 U.S.C.
Section 466 et seq., as amended; the Clean Air Act, 42 U.S.C. Section 7401 et seq., as amended; state and federal lien and environmental cleanup programs; and U.S. Department of Transportation regulations.

         "ENVIRONMENTAL  LIEN" means a Lien in favor of any Public Authority for
(a) any liability under any Environmental Laws, or (b) damages arising from, or costs incurred by such Public Authority in response to, a Release or threatened Release of a Contaminant into the environment.

         "EQUIPMENT"  means  all of each  Borrower's  now  owned  and  hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including, without limitation, data processing hardware and software, motor vehicles, aircraft, dies, tools, jigs, and office equipment, as well as all of such types of property leased by such Borrower and all of such Borrower's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

         "ERISA" means the Employee Retirement   Income Security Act of 1974, as
amended.

         "ERISA AFFILIATE" means any trade or business (whether or not incorporated) under common control with Trend-Lines within the meaning of
Section 414(b) or Section 414(c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code).

         "ERISA EVENT" means, with respect to either Borrower, any ERISA Affiliate or any Pension Plan, the occurrence of any of the following: (a) a Reportable Event; (b) a withdrawal by a substantial employer (as defined in Section 4001(a)(12) of ERISA) subject to Section 4063 of ERISA; (c) a cessation of operations which is treated as a withdrawal under Section 4062(e) of ERISA;
(d) a complete or partial withdrawal by such Borrower or any ERISA Affiliate under Section 4203 or Section 4205 of ERISA from a Multiemployer Plan; (e) a notification that a Multiemployer Plan is in reorganization under Section 4242 of ERISA; (f) the filing of a notice of intent to terminate a Pension Plan under 4041 of ERISA; (g) the treatment of an amendment of a Pension Plan as a termination under 4041 of ERISA; (h) the termination of a Multiemployer Plan under Section 4041A of ERISA; (i) the commencement of proceedings by the PBGC to terminate a Pension Plan under 4042 of ERISA; (j) an event or condition which could reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, a Pension Plan; or (k) the imposition of any liability under Title IV of ERISA, other than PBGC premiums due but not delinquent under
Section 4007 of ERISA.

         "EVENT" means any event or condition which, with notice, the passage of time, the happening of any other condition or event, or any combination thereof, would constitute an Event of Default.

         "EVENT OF DEFAULT" has the meaning specified in Section 12.1.

         "EXISTING AGREEMENT" shall have the meaning set forth in the first Whereas clause of this Agreement.

         "EXISTING DEBT" means all Debt owing under or in connection with the Existing Agreement.

         "FACILITY FEE" has the meaning specified in Section 3.4.

         "FEDERAL FUNDS RATE" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, "H.15(519)") on the preceding Business Day opposite the caption "Federal Funds (Effective)"; or, if for any relevant day such rate is not so published on any such preceding Business Day, the rate for such day will be the arithmetic mean as determined by the Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by the Agent.

         "FINANCIAL STATEMENTS" means, according to the context in which it is used, the financial statements attached hereto as EXHIBIT B-1, and the pro forma balance sheet attached hereto as EXHIBIT B-2 or any financial statements required to be given to the Agent pursuant to SECTION 8.2(A), SECTION 8.2(B), and SECTION 8.2(C), or any combination thereof.

         "FISCAL YEAR" means the Borrowers' fiscal year for financial accounting purposes. The current Fiscal Year of the Borrowers will end on March 1, 1999.

         "FIXED CHARGES RATIO" means, for any Rolling Period, EBITDA for such Rolling Period divided by the sum of Capital Expenditures, interest expense of the Borrowers, federal and state income tax expense of the Borrowers and principal payments which the Borrowers were required to make for borrowed money, for such Rolling Period provided that, for the purposes of this definition, Capital Expenditures shall not include the first $1.1 million expended by the Borrowers for Warehouse MIS on and after the Closing Date.

         "FUNDING DATE" means the date on which a Borrowing occurs.

         "GAAP" means at any particular time generally accepted accounting principles as in effect at such time.

         "GUARANTY" by any Person means all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligation of any other Person (the "guaranteed obligations"), or to assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any Property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease Property or to purchase any debt or equity securities or other Property or services.

         "INDEMNIFICATION AGREEMENT" means the Indemnification Agreement made and entered into the 28th day of January, 1997 by and among Trend-Lines, the Lender and BankBoston, as it may be amended, supplemented, waived or otherwise modified from time to time.

         "INTERCOMPANY ACCOUNTS" means all assets and liabilities, however arising, which are due to a Borrower from, which are due from a Borrower to, or which otherwise arise from any transaction by a Borrower with, any Affiliate.

         "INTEREST ADJUSTMENT DATE" means, with respect to any Rolling Period in connection with the adjustment of the Applicable Margin:

         (i) In the case of any Reference Rate Loan outstanding during the Interest Adjustment Period immediately following such Rolling
                  Period:

                  (A) the first day of the calendar month in which the certificate relating to Fixed Charges Ratio referred to in
                  SECTION 8.2(C) is delivered to the Agent with respect to such Rolling Period, provided that such certificate is delivered no later than four Business Days prior to the last day of the month following such Rolling Period; or

                  (B) the first day of the calendar month following the month in which such certificate is delivered if it is delivered later than four Business Days prior to, but no later than, the last day of such month following such Rolling Period; or

                  (C) if such certificate is not delivered until after the end of the month following such Rolling Period, the first day of such month but the Applicable Margin shall be three-quarters of one percent (0.75%), provided, that, in the event that, with respect to any calendar month, there would be a conflict between the provisions of (A) and the provisions of (B) above, the provisions of (A) shall prevail with respect to such month; and

         (ii) In the case of any LIBOR Rate Loan:

                  (A) the day such certificate is delivered to the Agent, if such certificate is delivered within 30 days after the end of such Rolling Period; or

                  (B) if such certificate is not delivered within such 30 days, the previous Interest Adjustment Date (that is, there is no change in Applicable Margin based on Fixed Charges Ratio for such Rolling Period).

         "INTEREST ADJUSTMENT PERIOD" means a period commencing on any Interest Adjustment Date and ending on the first day of the following month.

         "INTEREST COVERAGE RATIO" means, for any period, the ratio of (a) EBITDA OVER (b) total interest expense during such period.

         "INTEREST PERIOD" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which a Reference Rate Loan is converted into a LIBOR Rate Loan or a LIBOR Rate Loan is continued as such a LIBOR Rate Loan, and ending on the date one, two, or three months thereafter as selected by the Borrower in its Notice of Borrowing or Notice of Conversion/Continuation; provided, however, that:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period;

               (iii) there shall be no more than five different Interest Periods in effect at any one time; and

               (iv)  no  Interest   Period  shall   extend   beyond  the  Stated
          Termination Date or any renewal term.

         "INTEREST RATE" means each or any of the interest rates, including the default rate, set forth in SECTION 3.1(B)

         "INVENTORY" means all of each Borrower's now owned and hereafter acquired inventory, goods, merchandise, and other personal property, wherever located, to be furnished under any contract of service or held for sale or lease, all raw materials, work-in-process, finished goods, returned goods, and materials and supplies of any kind, nature or description which are or might be used or consumed in such Borrower's business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such goods, such merchandise and such other personal property, and all documents of title or other documents representing them.

         "IRS" means the Internal Revenue Service or any successor agency.

         "LATEST PROJECTIONS" means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to SECTION 8.2(J), the projections of the Borrowers' monthly financial condition, results of operations, and cash flow for the one-year period ending February 28, 2000, attached hereto as EXHIBIT B-3; and (b) thereafter, the projections most recently received by the Agent pursuant to SECTION 8.2(F);

         "LENDER" and "LENDERS" have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and BABC to the extent of any BABC Loan outstanding; PROVIDED that no such Agent Advance or BABC Loan shall be taken into account in determining any Lender's Pro Rata Share.

         "LETTER OF CREDIT" has the meaning specified in SECTION 2.3

         "LETTER OF CREDIT FEE" has the meaning specified in SECTION 3.7.

         "LIBOR INTEREST PAYMENT DATE" means, with respect to a LIBOR Rate Loan, the last day of each Interest Period applicable to such Loan.

         "LIBOR INTEREST RATE DETERMINATION DATE" means each date of calculating the LIBOR Rate for purposes of determining the interest rate with respect to an Interest Period. The LIBOR Interest Rate Determination Date for any LIBOR Rate Loan shall be the second Business Day prior to the first day of the related Interest Period for such LIBOR Rate Loan.

         "LIBOR RATE" means, for any Interest Period, with respect to LIBOR Rate Loans comprising part of the same Borrowing, the rate of interest per annum (rounded upward to the next 1/100th of 1.0%) determined as follows:

         LIBOR Rate =              LIBOR
                     ------------------------------------
                     1.00 - Eurodollar Reserve Percentage
Where,

         "EURODOLLAR RESERVE PERCENTAGE" means for any day for any Interest Period the maximum reserve percentage (expressed as a decimal, rounded upward to the next 1/100th of 1.0%) in effect on such day applicable to the relevant Lender (whether or not applicable to such Lender) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"); and

         "LIBOR" means the rate of interest per annum (rounded upward to the next 1/16 of 1%) notified to the Agent by Bank of America as the rate of interest at which United States Dollar deposits in the approximate amount of the Loan to be made or continued as, or converted into, a LIBOR Rate Loan and having a maturity comparable to such Interest Period would be offered by Bank of America's applicable lending office to major banks in the London interbank market at their request at approximately 11:00 a.m.
(London  time) two  Business  Days prior to the  commencement  of such  Interest
Period.

         "LIBOR RATE LOAN" means a Loan during any period in which it bears interest based on the LIBOR Rate.

         "LIBOR REVOLVING LOAN" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

         "LIEN" means: (a) any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute, or contract, and including, without limitation, a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; and (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting Property.

         "LOAN ACCOUNT" means the loan account of the Borrower, which account shall be maintained by the Agent.

         "LOAN AND LOANS" means all loans and  advances  provided for in SECTION
2. The terms Loans and Revolving Loans are used herein interchangeably.

         "LOAN DOCUMENTS" means this Agreement, the Amended and Restated Trademark Security Agreements, the Seabrook Mortgage, the Amended and Restated Stock Pledge Agreement, the Indemnification Agreement and all other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, the Security Interest, or any other aspect of the transactions contemplated by this Agreement, as any of them may be amended, supplemented, waived or otherwise modified from time to time.

         "MAJORITY LENDERS" means at any time Lenders whose Pro Rata Shares aggregate more than 662/3% of the Commitments or, if no Commitments shall then be in effect, Lenders who hold more than 662/3% of the aggregate principal amount of the Loans then outstanding but shall in no event be fewer than two Lenders.

         "MORTGAGES" means: (a) each mortgage, security agreement, and assignments of leases and rents between either Borrower and the Agent or BABC and delivered to the Agent; (b) all other real property mortgages, leasehold mortgages, assignments of leases, mortgage deeds, deeds of trust, deeds to secure debt, security agreements, and other similar instruments hereafter entered into which provide the Agent a lien on or other interest in any portion of the Premises or which relate to any such lien or interest; and (c) any of the foregoing as they may be amended, supplemented, waived or otherwise modified from time to time.

         "MULTIEMPLOYER PLAN" means a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which Trend-Lines or any ERISA Affiliate makes, is making, made, or was at any time during the current year or the immediately preceding six years obligated to make contributions.

         "NOTICE OF BORROWING" has the meaning specified in SECTION 2.2(B).

         "NOTICE OF CONVERSION/CONTINUATION"  has    the  meaning  specified in
SECTION 3.2(B).

         "OBLIGATIONS" means all present and future loans, advances, liabilities, obligations, covenants, duties, and Debt owing by either Borrower to the Agent and/or any Lender, whether or not arising under this Agreement, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment from others, and any participation by the Lender in such Borrower's debts owing to others), absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all interest, charges, expenses, fees, attorneys' fees, filing fees and other sums chargeable to such Borrower hereunder, under another Loan Document, or under any other agreement or instrument with the Lender. "OBLIGATIONS" includes, without limitation, all debts, liabilities, and obligations now or hereafter owing from such Borrower to the Agent and/or any Lender under or in connection with the Letters of Credit or the Indemnification Agreement.

         "OTHER TAXES" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents.

         "OUTSTANDING CREDIT" means, at any time with respect to either Borrower, the sum of (a) the aggregate outstanding principal amount of the Loans at such time made to such Borrower plus (b) the aggregate undrawn amount of all outstanding Letters of Credit at such time issued for the account of such Borrower plus (c) the aggregate amount of all unpaid reimbursement obligations of such Borrower in respect of Letters of Credit issued for the account of such Borrower.

         "PARTICIPANT LENDER" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to the Lender.

         "PAYMENT ACCOUNT" means each blocked bank account or bank account associated with a lock box, established pursuant to Section 7.10, to which the funds of either Borrower (including, without limitation, Proceeds of Accounts and other Collateral) are deposited or credited, and which is maintained in the name of the Agent or such Borrower, as the Agent may determine, on terms acceptable to the Agent.

         "PBGC" means the Pension Benefit Guaranty Corporation or any Person succeeding to the functions thereof.

         "PENDING LOANS" means, at any time, the aggregate principal amount of all Loans requested in any Notice(s) of Borrowing received by the Agent which have not yet been advanced.

         "PENSION PLAN" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA which Trend-Lines or an ERISA Affiliate sponsors or maintains or to which it makes, is making, or is obligated to make contributions or, in the case of a Multiemployer Plan, has made contributions at any time during the current year or the immediately preceding six plan years.

         "PERMITTED LIENS" means: (a) Liens for taxes not yet delinquent or Liens for taxes in an amount not to exceed $100,000 being contested in good faith by appropriate proceedings diligently pursued, provided that a reserve or other appropriate provision, if any, as shall be required by GAAP shall have been made therefor on the applicable Financial Statements and that a stay of enforcement of any such Lien is in effect; (b) Liens in favor of the

Agent and Lenders; (c) Liens arising by operation of law in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, employees or suppliers, incurred in the ordinary course of business of Trend-Lines or any of its Subsidiaries and not in connection with the borrowing of money, for sums not yet delinquent or which are being contested in good faith and by proper proceedings diligently pursued, provided that a reserve or other appropriate provision, if any, required by GAAP shall have been made therefor on the applicable Financial Statements and a stay of enforcement of any such Lien is in effect; (d) Liens in connection with worker's compensation or other unemployment insurance incurred in the ordinary course of the relevant Borrower's business;
(e) Liens created by deposits of cash to secure performance of bids, tenders, leases (to the extent permitted under this Agreement), or trade contracts, incurred in the ordinary course of business of the relevant Borrower and not in connection with the borrowing of money; (f) Liens arising by reason of cash deposit for surety or appeal bonds in the ordinary course of business of the relevant Borrower; (g) Liens of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which has not yet expired, or in respect of which the relevant Borrower is in good faith prosecuting an appeal or proceeding for a review, and in respect of which a stay of execution pending such appeal or proceeding for review has been secured; (h) Liens with respect to the real estate which are exceptions to the commitments for title insurance issued in connection with the Mortgages, as accepted by the Agent; (i) with respect to any Premises: easements, rights of way, zoning and similar covenants and restrictions and similar encumbrances which customarily exist on properties of corporations engaged in similar activities and similarly situated and which in any event do not materially interfere with or impair the use or operation of the Collateral by the relevant Borrower or the value of the Agent's Security Interest therein, or materially interfere with the ordinary conduct of the business of the relevant Borrower; and (j) purchase money security interests and liens of lessors under capital leases to the extent that the acquisition or lease of the underlying asset was permitted under SECTION 10.20, the security interest or lien only encumbers the asset purchased or leased, and so long as the security interest or lien only secures the purchase price of the asset.

         "PERSON" means any individual, sole proprietorship,  partnership, joint
venture,  trust,   unincorporated   organization,   limited  liability  company,
association, corporation, Public Authority, or other entity.

         "PLAN" means an employee benefit plan (as defined in Section 3(3) of ERISA) which any Borrower or any ERISA Affiliate sponsors or maintains or to which any Borrower or any ERISA Affiliate makes, is making, or is obligated to make contributions and includes any' Pension Plan.

         "PREMISES"  means the land  identified  by addresses  on SCHEDULE  9.13 together with all buildings, improvements, and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, and which constitutes all of the real property in which either Borrower has any interests on the Closing Date.

         "PRINCIPAL STOCKHOLDER" means   Stanley Black,   Emilia  F.  Black, his
spouse, or any of his or her respective Affiliates.

         "PROCEEDS" means all products and proceeds of any Collateral, and all proceeds of such products and proceeds, including, without limitation, all cash and credit balances, all payments under any indemnity, warranty, or guaranty payable with respect to any Collateral, all awards for taking by eminent domain, all proceeds of fire or other insurance, and all money and other Property obtained as a result of any claims against third parties or any legal action or proceeding with respect to Collateral.

         "PROPERTY" means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

         "PROPRIETARY RIGHTS" means all of each Borrower's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, trade names, trade styles, patent and trademark applications and licenses and rights thereunder, including, without limitation, those patents, trademarks and copyrights set forth on SCHEDULE 9.14, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present, and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill; customer and other lists in whatever form maintained; and trade secret rights, copyright rights, rights in works of authorship, and contract rights relating to computer software programs, in whatever form created or maintained.

         "PRO RATA SHARE" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders.

         "PUBLIC AUTHORITY" means the government of any country or sovereign state, or of any state, province, municipality, or other political subdivision thereof, or any department, agency, public corporation or other instrumentality of any of the foregoing.

         "RECEIVABLES" means all of the Borrower's now owned and hereafter arising or acquired: Accounts (whether or not earned by performance), including, without limitation, Accounts owed to the Borrower by any of its Subsidiaries or Affiliates, together with all interest, late charges, penalties, collection fees, and other sums which shall be due and payable in connection with any Account; proceeds of any letters of credit naming the Borrower as beneficiary; contract rights, chattel paper, instruments, documents, general intangibles (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, and Reversions and other amounts payable to the Borrower from or with respect to any Plan) and all forms of obligations owing to the Borrower (including, without limitation, in respect of loans, advances, and extensions of credit by the Borrower to its Subsidiaries and Affiliates); guarantees and other security for any of the foregoing; goods represented by or the sale, lease or delivery of which gave rise to any of the foregoing; merchandise returned to or repossessed by the Borrower and rights of stoppage in transit, replevin, and reclamation; and other rights or remedies of an unpaid vendor, lienor, or secured party.

         "REFERENCE RATE" means the rate of interest publicly announced from time to time by Bank of America as its reference rate. It is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions, and other factors, and is used as a reference point for pricing some loans. However, Bank of America may price loans at, above, or below such announced rate. Any changes in the Reference Rate shall take effect on the day specified in the public announcement of such change.

         "REFERENCE RATE LOANS" means the Reference Rate Revolving Loans.

         "REFERENCE RATE REVOLVING LOANS" means a Revolving Loan during any period in which it bears interest based on the Reference Rate.

         "RELEASE" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any real estate or other property, including, without limitation, the movement of Contaminants through or in the air, soil, surface water, groundwater or real estate or other property.

         "RENTAL RESERVE", with respect to any lease of real estate by either Borrower, shall mean, as of any date, an amount equal to the next three months of Rental that would be payable by the relevant Borrower under such lease.

         "RENTAL" means all payments due from the lessee or sublessee under a lease, including, without limitation, basic rent, percentage rent, prepaid taxes, utility and maintenance costs, and insurance premiums.

         "REPORTABLE EVENT" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC.

         "REQUIRED LENDERS" means at any time Lenders whose Pro Rata Shares aggregate more than 66 2/3 % of the Commitments or, if no Commitments shall then be in effect, Lenders who hold more than 66 2/3 % of the aggregate principal amount of the Loans then outstanding.

         "REQUIREMENT OF LAW" means any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Public Authority.

         "RESTRICTED INVESTMENT" means any acquisition of Property by a Borrower or any of its Subsidiaries in exchange for cash or other Property, whether in the form of an acquisition of stock, debt security, or other indebtedness or obligation, or the purchase or acquisition of any other Property, or a loan, advance, capital contribution, or subscription, except acquisitions of the following: (a) fixed assets to be used in the business of a Borrower, so long as the acquisition costs thereof constitute Capital Expenditures permitted hereunder; (b) current assets arising from the sale or lease of goods or rendition of services in the ordinary course of business of a Borrower; (c) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (d) certificates of deposit maturing within one year from the date of acquisition, bankers acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with, a bank or trust company organized under the laws of the United States or any state thereof having capital and surplus aggregating at least $100,000,000; (e) commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof; and (f) Property made in connection with the opening of new stores in accordance with SECTION 10.26.

         "REVERSIONS" means any funds which may become due to either Borrower in connection with the termination of any Plan or other employee benefit plan.

         "REVOLVING LOANS" has the meaning specified in SECTION 2.2 and includes each Agent Advance and BABC Loan.

         "ROLLING PERIOD" means each period of 12 consecutive fiscal months ended March 1, 1997 and each fiscal month end thereafter.

         "SEABROOK MORTGAGE" means a Mortgage in form and substance satisfactory to the Agent on the Seabrook Premises, as it may be amended, supplemented, waived or otherwise modified from time to time.

         "SEABROOK  PREMISES"  shall mean the real estate   owned by Trend-Lines
located at 1 Batchelder  Road at Route 107 in Seabrook, New Hampshire.

         "SECURITY INTEREST" means collectively the Liens granted to the Agent on behalf of the Lenders in the Collateral pursuant to this Agreement, the other Loan Documents, or any other agreement or instrument.

         "SETTLEMENT"  AND "SETTLEMENT DATE"   have the   meanings specified  in
SECTION 2.2(J)(I).

         "SOLVENT" shall mean when used with respect to any Person that: (a) the fair value of all its Property is in excess of the total amount of its debts (including, without limitation, contingent liabilities); (b) it is able to pay its debts as they mature; (c) it does not have unreasonably small capital for the business in which it is engaged or for any business or transaction in which it is about to engage; and (d) it is not "insolvent" as such term is defined in Section 101(32) of the Bankruptcy Code.

         "STATED TERMINATION DATE" means December 31, 2001.

         "STOCK PLEDGE AGREEMENT" means the Amended and Restated Stock Pledge Agreement dated as of the date hereof between the Agent and Trend-Lines, as it may be amended, supplemented, waived or otherwise modified from time to time.

         "SUB-FACILITY" means, as of any date with respect to either Borrower, the lesser of (a) the excess, if any, of (i) the Total Facility on such date over (ii) the Outstanding Credit of the other Borrower on such date or (b) the Borrowing Base of such Borrower on such date.

         "SUBSIDIARY" of a Person means any corporation, association, partnership, joint venture or other business entity of which more than 50% of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references herein to a "Subsidiary" refer to a Subsidiary of the relevant Borrower.

         "TAXES" means any and all present or future taxes, assessments, levies, imposts, impositions, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Agent, such taxes (including, without limitation, income taxes or franchise taxes) as are imposed on or measured by each Lender's or the Agent's, as the case may be, net income by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender or the Agent, as the case may be, is organized or maintains a lending office.

         "TOTAL FACILITY" has the meaning specified in SECTION 2.1.

         "TRADEMARK SECURITY AGREEMENTS" means the Amended and Restated Trademark Security Agreements, each dated as of the date hereof, executed and delivered by the Borrowers to the Agent to evidence and perfect the Agent's Security Interest in the Borrowers' present and future trademarks and related licenses and rights, as -it may be amended, supplemented, waived or otherwise modified from time to time.

         "UCC" means the Uniform Commercial Code (or any successor statute) of the State of New York or of any other state the laws of which are required by
Section 9-103 thereof to be applied in connection with the issue of perfection of security interests.

         "UNUSED LINE AMOUNT" means $100,000,000.

         "UNUSED LINE FEE" has the meaning specified in Section 3.1(c).

         "WAREHOUSE MIS" means management information systems to be used with respect to one or more warehouses; whether an expenditure constitutes an expenditure for such a system shall. be determined by the Agent in its reasonable commercial discretion.

         ACCOUNTING TERMS. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as is used in the preparation of the Financial Statements.

         OTHER TERMS. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. Wherever appropriate in the context, terms used herein in the singular also include the plural, and vice versa, and each masculine, feminine, or neuter pronoun shall also include the other genders. Unless the context indicates otherwise, all section and schedule references herein are to Sections hereof and Schedules hereto, respectively.

         2.       LOANS AND LETTERS OF CREDIT.

                  2.1. TOTAL FACILITY. Subject to all of the terms and conditions of this Agreement, the Lenders severally agree to make available a total credit facility of up to $100,000,000 in the aggregate (the "TOTAL FACILITY") for the Borrowers' use from time to time during the term of this Agreement. The Total Facility shall be comprised of: a revolving line of credit up to the limits of the Availability, consisting of revolving loans and letters of credit as described in SECTIONS 2.2 AND 2.3

                  2.2.     REVOLVING LOANS.

                           (a) Each Lender severally  agrees,  upon a Borrower's
request from time to time, to make revolving loans (the "REVOLVING LOANS") to such Borrower in amounts not to exceed (except for BABC with respect to BABC Loans or Agent Advances) such Lender's Pro Rata Share of the Availability of such Borrower. The Lenders, in their discretion, may elect to make Revolving Loans or participate (as provided for in SECTION 2.3) in the credit support or enhancement provided through the Agent to the issuers of Letters of Credit in excess of the limits of the Availability for either Borrower on one or more occasions, but, if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Availability for either Borrower or to be obligated to exceed the limits of the Availability for either Borrower on any other occasion. If the sum of the outstanding Revolving Loans, the undrawn amount of outstanding Letters of Credit and any unpaid reimbursement obligations in respect of Letters of Credit exceeds the Availability (determined for this purpose as if the amount of the Revolving Loans were zero), then the Lenders may refuse to make or otherwise restrict the making of Revolving Loans on such terms as the Lenders determine until such excess has been eliminated, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of SECTION 2.2(I).

A Borrower may request Revolving Loans either telephonically or in writing. Each oral request for a Revolving Loan shall be conclusively presumed to be made by a person authorized by such Borrower to do so and the crediting of a Revolving Loan to such Borrower's deposit account, or transmittal to such Person as the Borrower shall direct, shall conclusively establish the obligation of such Borrower to repay such Revolving Loan as provided herein. The Agent will charge all Revolving Loans to and other Obligations of a Borrower to a loan account of such Borrower maintained with the Agent. All fees, commissions, costs, expenses, and other charges under or pursuant to the Loan Documents, and all payments made and out-of-pocket expenses incurred by the Agent and/or Lenders pursuant to the Loan Documents, will be charged as Revolving Loans to such Borrower's loan account as of the date due from such Borrower or the date paid or incurred by the Agent and/or Lenders, as the case may be.

                           (b)      PROCEDURE FOR BORROWING. (i) Each  Borrowing
shall be made upon a Borrower's irrevocable written notice delivered to the Agent in the form of a Notice of Borrowing (which notice must be received by the Agent prior to 11:00 a.m. (New York City time) (1) four Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans, and (2) on the requested Funding Date, in the case of Reference Rate Loans, specifying:

                                    (A) the amount of the Borrowing;

                                    (B) the requested  Funding Date, which shall
be a Business Day;

                                    (C) whether the  Revolving  Loans  requested
are to be Reference Rate Revolving Loans or LIBOR Revolving Loans; provided, however, all Revolving Loans requested at a Borrowing Base advance rate in excess of 65%, shall be Reference Rate Loans; and

                                    (D) the duration of the  Interest  Period if
the requested Revolving Loans are to be LIBOR Revolving Loans. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Rate Loans, such Interest Period shall be three months; provided, however, that, with respect to the Borrowings to be made on the Closing Date, such Borrowings will consist of Reference Rate Revolving Loans only.

                                    (ii) After giving  effect to any  Borrowing,
there may not be more than five different Interest Periods in effect.

                                    (iii)  With   respect  to  any  request  for
Reference Rate Revolving Loans, in lieu of delivering the above-described Notice of Borrowing a Borrower may give the Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice, but the Agent shall be entitled to rely on the telephonic notice in making such Revolving Loans.

                           (c)  RELIANCE  UPON  AUTHORITY.  On or  prior  to the
Effective Date (as hereinafter defined), and thereafter prior to any change with respect to any of the information contained in the following clauses (i) and
(ii), each Borrower shall deliver to the Agent a writing setting forth (i) the account of the Borrower to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested pursuant to this SECTION 2.2, and (ii) the names of the persons authorized to request Revolving Loans on behalf of such Borrower, and shall provide the Agent with a specimen signature of each such person. The Agent shall be entitled to rely conclusively on such person's authority to request Revolving Loans on behalf of such Borrower, the proceeds of which are to be transferred to any of the accounts specified by such Borrower pursuant to the immediately preceding sentence, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the identity of any individual representing him or herself as one of the persons authorized by such Borrower to make such requests on its behalf.

                           (d) NO  LIABILITY.  The  Agent  shall  not  incur any
liability to a Borrower as a result of acting upon any notice referred to in SECTIONS 2.2(B) AND (C), which notice the Agent believes in good faith to have been given by a person duly authorized by such Borrower to request Revolving Loans on its behalf or for otherwise acting in good faith under this SECTION 2.2, and the crediting of Revolving Loans to the Borrower's deposit account, or transmittal to such Person as such Borrower shall direct, shall conclusively establish the obligation of such Borrower to repay such Revolving Loans as provided herein.

                           (e) NOTICE  IRREVOCABLE.  Any Notice of Borrowing (or
telephonic notice in lieu thereof) made pursuant to SECTION 2.2(B) shall be irrevocable and the Borrower shall be bound to borrow the funds requested therein in accordance therewith.

                           (f) Agent's  Election.  Promptly  after  receipt of a
Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to SECTION 2.2(B), the Agent shall elect, in its discretion, (i) to have the terms of
SECTION 2.2(G) apply to such requested Borrowing, or (ii) to request BABC to make a BABC Loan pursuant to the terms of SECTION 2.2(H) in the amount of the requested Borrowing; PROVIDED, HOWEVER, that if BABC declines in its sole discretion to make a BABC Loan pursuant to SECTION 2.2(H), the Agent shall elect to have the terms of SECTION 2.2(G) apply to such requested Borrowing.

                           (g) MAKING OF REVOLVING  LOANS. (i) In the event that
the Agent shall elect to have the terms of this SECTION 2.2(A) apply to a requested Borrowing as described in SECTION 2.2(F), then promptly after receipt of a Notice of Borrowing or telephonic notice pursuant to SECTION 2.2(B), the Agent shall notify the Lenders by telecopy, telephone or other similar form of transmission, of the requested Borrowing. . Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 2:00 p.m. (New York City time) on the Funding Date applicable thereto. After the Agent's receipt of the proceeds of such Revolving Loans, upon satisfaction of the applicable conditions precedent set forth in SECTION 11, the Agent shall make the proceeds of such Revolving Loans available to the applicable Borrower on the applicable Funding Date by transferring same day funds equal to the proceeds of such Revolving Loans received by the Agent to a general operating account of such Borrower, designated in writing by such Borrower; PROVIDED, HOWEVER, that the amount of Revolving Loans so made on any date shall in no event exceed the Availability of such Borrower on such date.

                                    (ii) Unless the Agent receives notice from a
Lender on or prior to the Effective Date or, with respect to any Borrowing after the Effective Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent for the account of the applicable Borrower the amount of that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to such Borrower on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to such Borrower such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Funding Date, the Agent will notify the relevant Borrower of such failure to fund and, upon demand by the Agent, such Borrower shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the Interest Rate applicable at the time to the Loans comprising such Borrowing. The failure of any Lender to make any Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of any obligation hereunder to make a Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Funding Date.

                                    (iii) The Agent  shall not be  obligated  to
transfer to a Defaulting Lender any payments made by such Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. The Agent may hold and, in its discretion, re-lend to a Borrower the amount of all such payments received or retained by the Agent for the account of such Defaulting Lender. Any amounts so re-lent to a Borrower shall for all purposes of this Agreement be treated as if they were Revolving Loans, provided, however, that, for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender" and such Lender's Commitment shall be deemed to be zero (-0-). Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (1) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (2) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing, shall be allocated among such performing Lenders ratably based upon their relative Commitments, and shall be calculated based upon the average amount by which the aggregate Commitments of such performing Lenders exceeds the sum of outstanding Revolving Loans and the undrawn face amount of all outstanding Letters of Credit. This section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender or to relieve or excuse the performance by the Borrower of its duties and obligations hereunder.

                           (h) MAKING OF BABC LOANS.  (i) In the event the Agent
shall elect, with the consent of BABC, to have the terms of this SECTION 2.2(H) apply to a requested Borrowing as described in SECTION 2.2(F), BABC shall make a Revolving Loan in the amount of such Borrowing (any such Revolving Loan made solely by BABC pursuant to this SECTION 2.2(H) being referred to as a "BABC Loan" and such Revolving Loans being referred to collectively as "BABC Loans") available to a Borrower on the Funding Date applicable thereto by transferring same day funds to a general operating account of such Borrower, designated in writing by such Borrower. Each BABC Loan is a Revolving Loan hereunder and shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to BABC solely for its own account (and for the account of the holder of any participation interest with respect to such Revolving Loan). The Agent shall not request BABC to make any BABC Loan if (i) the Agent shall have received written notice from any Lender, or otherwise has actual knowledge, that one or more of the applicable conditions precedent set forth in SECTION 11 will not be satisfied on the requested Funding Date for the applicable Borrowing, or (ii) the requested Borrowing would exceed the Availability of such Borrower on such Funding Date. BABC shall not otherwise be required to determine whether the applicable conditions precedent set forth in SECTION 11 have been satisfied or the requested Borrowing would exceed the Availability of the Borrower on the Funding Date applicable thereto prior to making, in its sole discretion, any BABC Loan. The Agent agrees that on any date that BABC Loans exceed $10,000,000, the Agent shall request Settlement of all outstanding BABC Loans on the Business Day following such date.

                                    (ii) The BABC Loans  shall be secured by the
Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Revolving Loans from time to time.

                           (i) AGENT ADVANCES.  (i)  Subject  to the limitations
set forth in the provisos contained in this SECTION 2.2(I), the Agent is hereby authorized by each Borrower and the Lenders, from time to time in the Agent's sole discretion, (1) after the occurrence of an Event or an Event of Default, or
(2) at any time that any of the other applicable conditions precedent set forth in SECTION 11 have not been satisfied, to make Revolving Loans to each Borrower on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to each such Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in SECTION 17.10 (any of the advances described in this SECTION 2.2(I) being hereinafter referred to as "Agent Advances"); PROVIDED, that the Majority Lenders may at any time revoke the Agent's authorization contained in this
SECTION 2.2(I) to make Agent Advances, any such revocation to be in writing and to become effective prospectively upon the Agent's receipt thereof, and PROVIDED, FURTHER, that at no time shall the Agent make an Agent Advance in an amount that would result in Availability at such time being exceeded.

                                    (ii) The Agent  Advances shall be secured by
the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Revolving Loans from time to time. The Agent shall notify each Lender in writing of each such Agent Advance.

                           (j)  SETTLEMENT.  It is  agreed  that  each  Lender's
funded portion of the Revolving Loan is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, BABC, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by a Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the BABC Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                                    (i)  The Agent  shall  request    settlement
("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by the Agent, (1) on behalf of BABC, with respect to each outstanding BABC Loan, (2) for itself, with respect to each Agent Advance, and
(3) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 1:00 p.m. (New York City time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than BABC, in the case of BABC Loans) shall make the amount of such Lender's Pro Rata Share of the outstanding principal amount of the BABC Loans and Agent Advances with respect to which Settlement is requested available to the Agent, for itself or for the account of BABC, in same day funds, to such account of the Agent as the Agent may designate, not later than 4:00 p.m. (New York City time), on the Settlement Date applicable thereto, regardless of whether the applicable conditions precedent set forth in SECTION 11 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable BABC Loan or Agent Advance and, together with the portion of such BABC Loan or Agent Advance representing BABC's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans.

                                    (ii) Notwithstanding the foregoing, not more
than one Business Day after demand is made by the Agent (whether before or after the occurrence of an Event or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a BABC Loan or Agent Advance), each other Lender shall irrevocably and unconditionally purchase and receive from BABC or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such BABC Loan or Agent Advance to the extent of such Lender's Pro Rata Share thereof by paying to the Agent, in same day funds, an amount equal to such Lender's Pro Rata Share of such BABC Loan or Agent Advance. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three (3) days from and after such demand and thereafter at the Interest Rate then applicable to the Revolving Loans.

                                    (iii)  From and after the date,  if any,  on
which any Lender purchases an undivided interest and participation in any BABC Loan or Agent Advance pursuant to subsection (ii) above, the Agent shall promptly distribute to such Lender at such address as such Lender may request in writing, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such BABC Loan or Agent Advance.

                                    (iv) Between Settlement Dates, the Agent, to
the extent no Agent Advances or BABC Loans are outstanding, may pay over to BABC any payments received by the Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans, for application to BABC's other outstanding Revolving Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to BABC's other outstanding Revolving Loans other than to BABC Loans or Agent Advances, as provided for in the previous sentence, BABC shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, BABC with respect to BABC Loans, the Agent with respect to Agent Advances, and each Lender with respect to the Revolving Loans other than BABC Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by BABC, the Agent and the other Lenders.

                           (k) NOTATION. The Agent shall record on its books the
principal amount of the Revolving Loans owing to each Lender, including the BABC Loans owing to BABC, and the Agent Advances owing to the Agent, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Revolving Loans in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

                           (l)  LENDERS'  FAILURE TO PERFORM.  All Loans  (other
than BABC Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (a) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Loans hereunder, (b) no failure by any Lender to perform its obligation to make any Loans hereunder shall excuse any other Lender from its obligation to make any Loans hereunder, and (c) the obligations of each Lender hereunder shall be several, not joint and several.

                  2.3. LETTERS OF CREDIT. (a) Subject to the terms and conditions of this Agreement, the Agent on behalf of the Lenders shall, upon a Borrower's request from time to time, cause merchandise or standby letters of credit to be issued for such Borrower's account by Bank of America or another issuer reasonably acceptable to such Borrower and the Agent (the "LETTERS OF Credit"). The Agent will not cause to be issued any Letter of Credit if: (i) the maximum face amount of the requested Letter of Credit, plus the aggregate undrawn face amount of all outstanding Letters of Credit and the maximum claim (matured or unmatured) of BankBoston under the Indemnification Agreement, would exceed $2,000,000; (ii) the maximum face amount of the requested Letter of Credit, and all commissions, fees, and charges due from such Borrower to the Lender in connection with the opening thereof, would cause the Availability to be exceeded at such time; or (iii) the expiration date of the Letter of Credit would exceed the Stated Termination Date or any renewal term or be greater than
(A) 12 months from the date of issuance if such Letter of Credit is a standby Letter of Credit or (B) 180 days from the date of issuance if such Letter of Credit is a merchandise Letter of Credit. All payments made and expenses incurred by the Agent and/or Lenders pursuant to or in connection with the Letters of Credit or the Indemnification Agreement will be charged to such Borrower's loan account as Reference Rate Loans.

                           (b) OTHER CONDITIONS. In addition to being subject to
the satisfaction of the applicable conditions precedent contained in SECTION 11, the obligation of the Agent to cause to be issued any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent:

                                    (1)  The   relevant   Borrower   shall  have
delivered to the proposed issuer of such Letter of Credit, at such times and in such manner as such proposed issuer may prescribe, an application in form and substance satisfactory to such proposed issuer and the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be satisfactory to the Agent and such proposed issuer; and

                                    (2) As of the date of issuance,  no order of
any court, arbitrator or Public Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive

(whether or not having the force of law) from any Public Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed issuer of such Letter of Credit refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

                           (c) ISSUANCE OF LETTERS OF CREDIT.

                                    (1)  REQUEST  FOR  ISSUANCE.   The  relevant
Borrower shall give the Agent two Business Days' prior written notice of such Borrower's request for the issuance of a Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. Such Borrower shall attach to such notice the proposed form of the Letter of Credit that the Agent is requested to cause to be issued.

                                    (2) NO  EXTENSIONS  OR AMENDMENT.  The Agent
shall not be obligated to cause any Letter of Credit to be extended or amended unless the requirements of this SECTION 2.3 are met as though a new Letter of Credit were being requested and issued.

                                    (3) NOTICE OF Issuance.  On each  Settlement
Date the Agent shall give notice to each Lender of the issuance of all Letters of Credit issued since the last Settlement Date.

                           (d) PAYMENTS PURSUANT TO LETTERS OF CREDIT.

                                    (1) PAYMENT OF LETTER OF CREDIT OBLIGATIONS.
The Borrowers agree to reimburse the issuer, in the manner set forth in SECTION 2.3(D)(2) for any draw under any Letter of Credit or BankBoston Letter of Credit and, without duplication, the Agent for the account of the Lenders upon any payment pursuant to any credit support immediately upon demand, and to pay the issuer of the Letter of Credit or BankBoston, respectively, the amount of all other obligations and other amounts payable to such issuer under or in connection with any Letter of Credit or BankBoston Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which the Borrowers may have at any time against such issuer or any other Person.

                                    (2)   REFERENCE   RATE   LOANS  TO   SATISFY
REIMBURSEMENT OBLIGATIONS. In the event that the issuer of any Letter of Credit or BankBoston honors a draw under such Letter of Credit or BankBoston Letter of Credit, respectively, the Agent shall, upon receiving notice of such draw, notify each Lender of such draw, and each Lender shall unconditionally pay to the Agent, for the account of such issuer or the Agent, as applicable, as and when provided hereinbelow, an amount equal to such Lender's Pro Rata Share of the amount of such draw in same day funds. If the Agent so notifies the Lenders prior to 1:00 p.m. (New York City time) on any Business Day, each Lender shall make available to the Agent the relevant amount, as provided in the immediately preceding sentence, on such Business Day.

Such amounts paid by the Lenders to the Agent shall constitute Revolving Loans which shall be deemed to have been requested by the Borrower pursuant to SECTION 2.2.

                           (e) PARTICIPATIONS.

                                    (1) PURCHASE OF PARTICIPATIONS.  Immediately
upon issuance of any Letter of Credit in accordance with SECTION 2.3(C), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in the Letter of Credit provided through the Agent to such issuer in connection with the issuance of such Letter of Credit, equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit (including, without limitation, all obligations of the Borrower with respect thereto, and any security therefor or guaranty pertaining thereto).

                                    (2)  SHARING  OF  REIMBURSEMENT   OBLIGATION
PAYMENTS. Whenever the Agent receives a payment from a Borrower on account of reimbursement obligations in respect of a Letter of Credit as to which the Agent has previously received for the account of the issuer thereof payment from a Lender pursuant to SECTION 2.3(D)(2), the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from such Borrower in Dollars. Each such payment shall be made by the Agent on the Business Day on which the Agent receives immediately available funds paid to such Person pursuant to the immediately preceding sentence, if received prior to 4:00 p.m. (New York City time) on such Business Day and otherwise on the next succeeding Business Day.

                                    (3)  DOCUMENTATION.  Upon the request of any
Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, reimbursement agreements executed in connection therewith, application for any Letter of Credit and credit support or enhancement provided through the Agent in connection with the issuance of any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

                                    (4) OBLIGATIONS IRREVOCABLE. The obligations
of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to any credit support provided through the Agent with respect to a Letter of Credit, and the obligations of the Borrowers to make payments to the Agent, for the account of the Lenders, shall be irrevocable, not subject to any qualification or exception whatsoever, including, without limitation, any of the following circumstances:

                                             (i)  any   lack  of   validity   or
enforceability of this Agreement or any of the other Loan Documents;

                                             (ii) the existence  of  any  claim,
setoff, defense or other right which the Borrowers may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the Borrowers or any other Person and the beneficiary named in any Letter of Credit);

                                             (iii) any draft, certificate or any
other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                                             (iv) the surrender or impairment of
any security for the performance or observance of any of the terms of any of the Loan Documents; or

                                             (v) the  occurrence of any Event or
Event of Default.

                           (f) RECOVERY OR  AVOIDANCE OF PAYMENTS.  In the event
any payment by or on behalf of a Borrower received by the Agent with respect to any Letter of Credit (or any guaranty by such Borrower or reimbursement obligation of such Borrower relating thereto) and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the, amount required to be repaid by it.

                           (g) COMPENSATION FOR LETTERS OF CREDIT.

                                    (1)  LETTER OF  CREDIT  FEE.  The  Borrowers
agree to pay to the Agent for the account of the Lenders, with respect to each Letter of Credit, the Letter of Credit Fee specified in, and in accordance with the terms of SECTION 3.7

                                    (2) ISSUER FEES AND CHARGES.  The  Borrowers
shall pay to the issuer of any Letter of Credit, or to the Agent for the account of the issuer of any such Letter of Credit, solely for such issuer's account, such fees and other charges as are charged by such issuer for letters of credit issued by such issuer, including, without limitation, its standard fees for issuing, administering, amending, renewing, paying and canceling letters of credit and all other fees associated with issuing or servicing letters of credit, as and when assessed.

                           (h) INDEMNIFICATION, EXONERATION; POWER OF ATTORNEY

                                    (1) INDEMNIFICATION.  In addition to amounts
payable as elsewhere provided in this SECTION 2.3, the Borrowers hereby agree to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including, without limitation, reasonable attorneys' fees) which any Lender or the Agent may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit or the provision of any credit support or enhancement in connection therewith or (B) the Indemnification Agreement. The agreement in this Section 2.3(h)(1) shall survive payments of all Obligations.

                                    (2) ASSUMPTION OF RISK BY THE BORROWERS.  As
among the Borrowers, the Lenders, and the Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit other than risks arising from the gross negligence or willful misconduct of the Lenders or the Agent. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future DE JURE or DE FACTO Public Authority. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this SECTION 2.3

                                    (3)   EXONERATION.    In   furtherance   and
extension, and not in limitation, of the specific provisions set forth above, no action taken or omitted by the Agent or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in the absence of gross negligence or willful misconduct, shall put the Agent or any Lender under any resulting liability to the Borrowers or relieve the Borrowers of any of their obligations hereunder to any such Person.

                                    (4) POWER OF ATTORNEY.  In  connection  with
all Inventory financed by Letters of Credit, or a BankBoston Letter of Credit, each Borrower hereby appoints the Agent, or the Agent's designee, as such Borrower's attorney, with full power and authority: (a) to sign and/or endorse such Borrower's name upon any warehouse or other receipts; (b) to sign such Borrower's name on bills of lading and other negotiable and non-negotiable documents; (c) to clear Inventory through customs in the Agent's or such Borrower's name, and to sign and deliver to customs officials powers of attorney in such Borrower's name for such purpose; (d) to complete in such Borrower's or the Agent's name, any order, sale, or transaction, obtain the necessary documents in connection therewith and collect the proceeds thereof; and (e) to do such other acts and things as are necessary in order to enable the Agent to obtain possession of the Inventory and to obtain payment of the Obligations. Neither the Agent nor its designee, as such Borrower's attorney, shall be liable for any acts or omissions, nor for any error of judgment or mistakes of fact or law. This power, being coupled with an interest, is irrevocable until all Obligations have been paid and satisfied.

                                    (5)  ACCOUNT  PARTY.  Each  Borrower  hereby
authorizes and directs any issuer of a Letter of Credit to name such Borrower as the "account party" therein, to deliver to the Agent all instruments, documents and other writings and property received by the issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

                                    (6) CONTROL OF INVENTORY. In connection with
all Inventory financed by Letters of Credit or a BankBoston Letter of Credit, each Borrower shall, at the Agent's request, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order and, if they shall come into a Borrower's possession, such Borrower shall deliver them, upon request, to the Agent in their original form. Each Borrower shall also, at the Agent's request, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

                           (i)  CASH   COLLATERAL.   If,   notwithstanding   the
provisions of this SECTION 2.3and SECTION 14, any Letter of Credit or BankBoston Letter of Credit is outstanding upon the termination of this Agreement, then upon such termination each Borrower shall deposit with the Agent, at its discretion, with respect to each Letter of Credit or BankBoston Letter of Credit then outstanding, cash in amounts necessary to reimburse the Agent for payments made by the Agent and/or Lenders under such Letter of Credit or under any credit support or enhancement provided through the Agent. Such deposit of cash shall be held by the Agent as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or BankBoston Letter of Credit remaining outstanding.

         3. INTEREST AND OTHER CHARGES.

                  3.1. INTEREST.

                           (a) All outstanding  Obligations  shall bear interest
on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Reference Rate or the LIBOR Rate and SECTION 3.1(A)(I) OR SECTION 3.1(A)(II), as applicable, but not to exceed the Maximum Rate referred to in Section 3.3. Subject to the provisions of SECTION 3.2, any of the Loans may be converted into, or continued as, Reference Rate Loans or LIBOR Rate Loans in the manner provided in SECTION 3.2. If at any time Loans are outstanding with respect to which notice has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Reference Rate Loans and shall bear interest at a rate determined by reference to the Reference Rate until notice to the contrary has been given to the Agent and such notice has become effective. Except as otherwise provided herein, the Obligations shall bear interest as follows:

                                    (i) For all  Reference  Rate Loans and other
Obligations (other than LIBOR Rate Loans), at a fluctuating per annum rate equal to the Reference Rate plus the Applicable Margin; and

                                    (ii)  For all  LIBOR  Rate  Loans,  at a per
annum rate for each Interest Period therefor equal to the LIBOR Rate for such Interest Period plus the Applicable Margin.

         Each change in the Reference Rate shall be reflected in the interest rate described in (i) above as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed. All interest shall be payable to the Agent for the ratable account of the Lenders on the first day of each month hereafter.

                           (b) If any Event or Event of  Default  occurs,  then,
from the date such Event or Event of Default occurs until it is cured, or, if not cured, until all Obligations are paid and performed in full, the Borrowers shall pay interest on the unpaid principal balances of the Revolving Loans at a per annum rate 2 % greater than the rate of interest otherwise specified herein, and the Letter of Credit Fee shall be increased to three and one-quarter percent (3.25%) per annum.

                           (c) UNUSED LINE FEE.  For every month during the term
of this Agreement, the Borrowers agree, jointly and severally, to pay the Agent for the ratable account of the Lenders a fee (the "UNUSED LINE FEE") in an amount equal to three-eighths of one percent per annum, MULTIPLIED BY the average daily amount by which the Unused Line Amount exceeds the sum of (i) the average daily outstanding amount of Revolving Loans and (ii) the undrawn face amount of all outstanding Letters of Credit during such month, with the unpaid balance calculated for this purpose by applying payments immediately upon receipt. Such a fee, if any, shall be calculated on the basis of a year of 360 days and actual days elapsed and shall be payable to the Agent on the first day of each month with respect to the prior month.

                  3.2. CONVERSION AND CONTINUATION ELECTIONS.

                           (a) Either  Borrower  may, upon  irrevocable  written
notice to the Agent in accordance with SUBSECTION 3.2(B):

                                    (i) elect,  as of any  Business  Day, in the
         case of Reference Rate Loans (other than Reference Rate Loans made at a Borrowing Base advance rate in excess of 65%) to convert any such Loans (or any part thereof) into LIBOR Rate Loans; or

                                    (ii)  elect,  as of  the  last  day  of  any
         Interest Period applicable thereto, to continue to maintain as LIBOR Rate Loans any LIBOR Rate Loans to such Borrower having Interest Periods expiring on such day;

provided that neither Borrower may make such election if any LIBOR Rate Loans resulting from such election would be in an amount less than $3,000,000 or an integral multiple of $1,000,000 in excess thereof; PROVIDED FURTHER that, if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Reference Rate Loans, and on and after such date the right of such Borrower to continue such Loans as, and convert such Loans into, LIBOR Rate Loans, as the case may be, shall terminate.

                           (b) Such Borrower shall deliver a notice  ("Notice of
Conversion/Continuation") to be received by the Agent not later than 11:00 a.m. (New York City time) at least three Business Days in advance of the date of conversion or continuation (the "Conversion/Continuation Date") if the Loans are to be converted into or continued as LIBOR Rate Loans, and specifying:

                                    (A)  the  proposed   Conversion/Continuation
Date;

                                    (B) the aggregate amount of Loans to be
converted or continued;

                                    (C) the  type of  Loans  resulting  from the
proposed conversion or continuation; and

                                    (D) the duration of the requested
Interest Period.

                           (c) If, upon the  expiration  of any Interest  Period
applicable to LIBOR Rate Loans, the relevant Borrower has failed to select timely a new Interest Period to be applicable to such LIBOR Rate Loans or if any Event or Event of Default then exists, such Borrower shall be deemed to have elected to convert such LIBOR Rate Loans into Reference Rate Loans effective as of the expiration date of such Interest Period.

                           (d)  During  the  existence  of an  Event or Event of
Default, neither Borrower may elect to have a Loan converted into or continued as a LIBOR Rate Loan.

                           (e)  After  giving   effect  to  any   conversion  or
continuation of Loans, there may not be more than five different Interest Periods in effect.

                           (f) The Agent will promptly notify each Lender of its
receipt   of  a  Notice  of   Conversion/Continuation.   All   conversions   and
continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

                  3.3. MAXIMUM INTEREST RATE. In no event shall any interest rate provided for hereunder exceed the maximum rate permissible for corporate borrowers under applicable law for loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest that would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations under this Agreement, the total amount of interest paid or accrued by a Borrower under the terms of this Agreement is less than the total amount of interest which would, but for this SECTION 3.3, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then such Borrower shall, to the extent permitted by applicable law, pay the Agent for the account of the Lenders, an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect and (b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that the Agent and/or any Lender has received from a Borrower interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations of such Borrower other than interest, in the inverse order of maturity, and, if there are no Obligations outstanding, the Agent and/or such Lender shall refund to such Borrower such excess.

                  3.4. FACILITY FEE. The Borrowers agree, jointly and severally, to pay to the Agent, for the account of the Lenders, on the Effective Date a facility fee in the amount of $175,000 (the "FACILITY FEE").

                  3.5. COLLATERAL MANAGEMENT FEE. The Borrowers agree to pay the Agent, solely for its own account, on the Effective Date and January 1 of each year thereafter, a collateral management fee ("Collateral Management Fee") in the amount provided in the Commitment Letter dated February 10, 1999 by the Agent to the Borrowers.

                  3.6. ADDITIONAL ACCOMMODATION FEE. The Borrowers agree to pay the Agent, for the ratable account of the Lenders, on June 1, 1999, a fee (the "Additional Accommodation Fee") in the amount of $400,000, which Additional Accommodation Fee shall be fully earned by the Lenders on the Effective Date.

                  3.7. LETTER OF CREDIT FEE. The Borrowers agree, jointly and severally, to pay to the Agent, for the ratable account of the Lenders, a fee (the "Letter of Credit Fee") equal to one and one-quarter percent (1.25%) per annum of the undrawn face amount of each Letter of Credit issued for any Borrower's account at such Borrower's request, PLUS all out-of-pocket costs, fees and expenses incurred by the Agent in connection with the application for, issuance of, or amendment to any Letter of Credit, which costs, fees and expenses could include a "fronting fee" required to be paid by the Agent to such issuer for the assumption of the settlement risk in connection with the issuance of such Letter of Credit. The Letter of Credit Fee shall be payable monthly in arrears on the first day of each month following any month in which a Letter of Credit was issued and/or in which a Letter of Credit remains outstanding. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed.

         4. PAYMENTS AND PREPAYMENTS.

                  4.1. REVOLVING LOANS. The Borrowers shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, upon the termination of this Agreement for any reason. In addition, and without limiting the generality of the foregoing, the Borrowers shall pay to the Agent, for account of the Lenders, on demand, the amount by which the unpaid principal balance of the Revolving Loans at any time exceeds the Availability at such time (determined for this purpose as if the amount of the Revolving Loans were zero).

                  4.2. [INTENTIONALLY LEFT BLANK].

                  4.3. [INTENTIONALLY LEFT BLANK].

                  4.4. [INTENTIONALLY LEFT BLANK].

                  4.5. PLACE AND FORM OF PAYMENTS; EXTENSION OF TIME. (a) All payments by the Borrowers of principal, interest, premium, and other sums due to the Agent and/or Lenders shall be made at the Agent's address set forth in
SECTION 17.11 Except for Proceeds received directly by the Agent, all such payments shall be made in immediately available funds. Subject to the provisions set forth in the definition of "Interest Period", if any payment by the Borrowers of principal, interest, premium, or other sum to be made hereunder becomes due and payable on a day other than a Business Day, the due date of such payment shall be extended to the next succeeding Business Day and interest thereon shall be payable at the applicable interest rate during such extension.

                           (b) Unless the Agent receives  notice from a Borrower
prior to the date on which any payment is due to the Lenders that such Borrower will not make such payment in full as and when required, the Agent may assume that such Borrower has made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrower has not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

                  4.6. PAYMENTS AS REVOLVING LOANS. All payments of principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including, without limitation, all reimbursement for expenses pursuant to SECTION 17.10, may, at the option of the Agent, in its sole discretion, subject only to the terms of this SECTION 4.6, be paid from the proceeds of Revolving Loans made hereunder, whether made following a request by a Borrower pursuant to SECTION 2.2 or a deemed request as provided in this SECTION 4.6. The Borrower hereby irrevocably authorizes the Agent to charge the Loan Account for the purpose of paying principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including, without limitation, reimbursing expenses pursuant to SECTION 17.10, and agrees that all such amounts charged shall constitute Revolving Loans (including, without limitation, BABC Loans and Agent Advances), that all such Revolving Loans so made shall be deemed to have been requested by the Borrower pursuant to SECTION 2.2, and that the Agent may charge the Loan Account for such reimbursable obligations immediately upon their becoming due, regardless of whether the Agent has received the payments from the Lenders required by SECTION 2.3(D)(2).

                  4.7. APPORTIONMENT, APPLICATION AND REVERSAL OF PAYMENTS. Aggregate principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, FIRST, to pay any fees, indemnities or expense reimbursements then due to the Agent from the Borrowers; SECOND, to pay any fees or expense reimbursements then due to the Lenders from the Borrowers; THIRD, to pay interest due in respect of all Revolving Loans, including BABC Loans and Agent Advances; FOURTH, to pay or prepay principal of the BABC Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than BABC Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; and sixth, to the payment of any other Obligation due to the Agent or any Lender by the Borrowers. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless an Event of Default is outstanding, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Revolving Loan except (a) on the expiration date of the Interest Period applicable to any such LIBOR Rate Loan, or (b) in the event, and only to the extent, that there are no outstanding Reference Rate Revolving Loans. The Agent shall promptly distribute to each Lender, pursuant to the applicable wire transfer instructions received from each Lender in writing, such funds as it may be entitled to receive, subject to a Settlement delay as provided for in SECTION 2.2(J). The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

                  4.8. INDEMNITY FOR RETURNED PAYMENTS. IF, AFTER RECEIPT OF ANY PAYMENT WHICH IS APPLIED TO THE PAYMENT OF ALL OR ANY PART OF THE OBLIGATIONS, THE AGENT OR ANY LENDER IS FOR ANY REASON COMPELLED TO SURRENDER SUCH PAYMENT TO ANY PERSON BECAUSE SUCH PAYMENT IS INVALIDATED, DECLARED FRAUDULENT, SET ASIDE, DETERMINED TO BE VOID OR VOIDABLE AS A PREFERENCE, AN IMPERMISSIBLE SETOFF, OR A DIVERSION OF TRUST FUNDS, OR FOR ANY OTHER REASON, THEN: THE OBLIGATIONS OR PART THEREOF INTENDED TO BE SATISFIED SHALL BE REVIVED AND CONTINUE, THIS AGREEMENT SHALL CONTINUE IN FULL FORCE AS IF SUCH PAYMENT HAD NOT BEEN RECEIVED BY THE AGENT OR ANY LENDER, AND THE BORROWERS SHALL BE LIABLE TO PAY TO THE AGENT OR ANY LENDER AND HEREBY DO JOINTLY AND SEVERALLY INDEMNIFY THE AGENT AND THE LENDERS AND HOLD THE AGENT AND THE LENDERS HARMLESS FOR THE

AMOUNT OF SUCH PAYMENT SURRENDERED. The provisions of this SECTION 4.8 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable. The provisions of this SECTION 4.8 shall survive the termination of this Agreement.

         5. AGENT'S AND LENDER'S BOOKS AND RECORDS; MONTHLY STATEMENTS. Each Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom and shall constitute PRIMA FACIE proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent shall provide to Trend-Lines a monthly statement of Loans, payments, and other transactions of the Borrowers pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrowers and as an account stated (except for reversals and reapplications of payments made as provided in SECTION 4.7 and corrections of errors discovered by the Agent), unless Trend-Lines notifies the Agent in writing to the contrary within 30 days after such statement is rendered. In the event a timely written notice of objections is given by Trend-Lines, only the items to which exception is expressly made will be considered to be disputed.

         6. TAXES, YIELD PROTECTION AND ILLEGALITY

                  6.1. TAXES.

                           (a) Any and all payments by a Borrower to each Lender
or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for, any Taxes. In addition, the Borrowers shall pay all Other Taxes.

                           (b)  The  Borrowers   agree  to  indemnify  and  hold
harmless each Lender and the Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Agent and any liability (including, without limitation, penalties, interest, additions to tax, and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date the Lender or the Agent makes written demand therefor.

                           (c) If  any  Borrower  shall  be  required  by law to
deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                                    (i) the sum payable  shall be  increased  as
necessary so that after making all required deductions and withholdings (including, without limitation, deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                                    (ii)   such   Borrower   shall   make   such
deductions and withholdings;

                                    (iii)  such  Borrower  shall  pay  the  full
amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

                                    (iv) such  Borrower  shall  also pay to each
Lender or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as being necessary to preserve the after-tax yield the Lender would have received if such Taxes or Other Taxes had not been imposed.

                           (d) Within 30 days after the date of any payment by a
Borrower of Taxes or Other Taxes, such Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                           (e) If a  Borrower  is  required  to  pay  additional
amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions), including reasonable efforts to change the jurisdiction of its lending office, so as to eliminate any such additional payment by such Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

                           (f) Except as the Borrowers shall otherwise  consent,
each Lender hereby severally (but not jointly) represents that under applicable law and treaties in effect on the date of this Agreement no United States federal taxes will be required to be withheld by the Agent or the Borrowers with respect to any payments to be made to such Lender in respect of this Agreement. Each Lender which is a Lender on the date of this Agreement hereby severally (not jointly) represents that it is incorporated under the laws of the United States of America or a State thereof and is lending from an office that is-incorporated under the laws of the United States of America or a State hereof.

                           (g) Unless the Borrowers shall otherwise consent, if,
pursuant to SECTION 15.3 any interest in this Agreement or any Loan or Letter of Credit transferred to any Assignee or Participant (a "Transferee") which is organized under the laws of any jurisdiction other than the United States or any State thereof or which is lending from an office which is incorporated under the laws of any jurisdiction other than the United States of America or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, (i) to represent to the transferor Lender (for the benefit of the transferor Lender, the Agent and the Borrowers) that under applicable law and treaties at the time in effect no Taxes will be required to be withheld by the Agent, the Borrowers or the transferor Lender with respect to any payments to be made to such Transferee in respect of the Loans and other amounts owing under this Agreement, (ii) to furnish to the transferor Lender, the Agent and the Borrowers either U.S. Internal Revenue Service Form 4224 or U.S. Internal Revenue Service Form 1001, or any successor applicable form, as the case may be (wherein such Transferee claims entitlement to complete exemption from U.S. federal withholding tax on all interest payments hereunder), (iii) to agree (for the benefit of the transferor Lender, the Agent and the Borrowers) to provide the transferor Lender, the Agent and the Borrowers a new Form 4224 or Form 1001 upon the expiration or obsolescence of any previously delivered form and comparable statements in accordance with applicable U.S. laws and regulations and amendments duly executed and completed by such Transferee, and to comply from time to time with all applicable U.S. laws and regulations with regard to such withholding tax exemption and (iv) to agree (for the benefit of the transferor Lender, the Agent and the Borrowers) to be bound by the provisions of
SECTION 6.1 as if such Transferee were a Lender hereunder.

                           (h)  The  obligations  of the  Borrowers  under  this
Section 6.1 shall be joint and several.

                  6.2. ILLEGALITY. (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Public Authority has asserted that it is unlawful, for such Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by Lender to the Borrowers through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until the Lender notifies the Agent and Borrowers that the circumstances giving rise to such determination no longer exists.

                           (b) If a Lender  determines  that it is  unlawful  to
maintain any LIBOR Rate Loan, the Borrowers shall, upon their receipt of notice of such fact and demand from the Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans then outstanding, together with interest accrued thereon and amounts required under SECTION 6.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Rate Loan. If a Borrower is required so to prepay any LIBOR Rate Loan, then, concurrently with such prepayment, such Borrower shall borrow from the affected Lender, in the amount of such repayment, a Reference Rate Loan.

                           (c)  Notwithstanding  any other provision  herein, if
the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law has made it unlawful for a Lender or its applicable lending office to make LIBOR Rate Loans, such Lender agrees to use reasonable efforts (including reasonable efforts to change the office in which it is booking the Loan) to avoid such prohibition; PROVIDED, HOWEVER, that such efforts shall not cause the imposition on such Lender of any additional costs or legal regulatory burdens deemed by such Lender to be material or otherwise deemed by such Lender to be disadvantageous to it or contrary to its policies.

                  6.3. INCREASED COSTS AND REDUCTION OF RETURN. (a) If any Lender determines that, due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Public Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans, then the Borrowers shall be liable for, and shall from time to time, upon demand (with a copy to the Agent), pay to the Agent for the account of such Lender, such additional amounts as are sufficient to compensate the Lender for such increased costs.

                           (b) If any Lender shall have  determined that (i) the
introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Public Authority charged with the interpretation or administration thereof, or (iv) compliance by the Lender or any corporation controlling the Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital, reserves, or special deposits required or expected to be maintained by the Lender or any corporation controlling the Lender and (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital, reserves, or special deposits is increased as a consequence of its loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Borrowers through the Agent, the Borrowers shall pay to the Lender, from time to time as specified by the Lender, additional amounts sufficient to compensate the Lender for such increase. Notwithstanding the foregoing, all such amounts shall be subject to the provisions of SECTION 3.3

                           (c)  The  obligations  of the  Borrowers  under  this
Section 6.3 shall be joint and several.

                  6.4. FUNDING LOSSES. Each Borrower shall reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of: (a) the failure of such Borrower to make on a timely basis any payment of principal of any LIBOR Rate Loan;

                           (b) the failure of such Borrower to borrow,  continue
or convert a Loan after such Borrower has given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/Continuation;

                           (c)  the  prepayment  or  other  payment  (including,
without limitation, after acceleration thereof) by such Borrower of any LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period;

including, without limitation, any such loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained.

                  6.5. INABILITY TO DETERMINE RATES. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the relevant Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by such Borrower. If such Borrower does not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by such Borrower, in the amount specified in the applicable notice submitted by such Borrower, but such Loans shall be made, converted or continued as Reference Rate Loans instead of LIBOR Rate Loans.

                  6.6. CERTIFICATES OF LENDERS. Any Lender claiming reimbursement or compensation under this Section 6 shall deliver to the Borrower (with a copy to the Agent) a certificate setting forth in reasonable detail the amount payable to such Lender hereunder.

                  6.7. SURVIVAL. The agreements and obligations of the Borrowers in this SECTION 6 shall survive the payment of all other Obligations.

         7. COLLATERAL.

                  7.1. GRANT OF SECURITY INTEREST.

                           (a) As security for the  Obligations,  each  Borrower
hereby grants to the Agent for the ratable benefit of the Agent and the Lenders, a continuing security interest in, lien on, assignment of and right of set-off against, all of the following property of such Borrower, whether now owned or existing or hereafter acquired or arising, regardless of where located: (i) all Receivables, Inventory, Equipment, Assigned Contracts, Proprietary Rights, and Proceeds, wherever located and whether now existing or hereafter arising or acquired; (ii) all moneys, securities and other property and the Proceeds thereof, now or hereafter held or received by, or in transit to, the Agent or any Lender from or for either Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, including, without limitation, all of such Borrower's deposit accounts, credits, and balances with Agent or any Lender and all claims of such Borrower against the Agent or any Lender at any time existing; (iii) all of such Borrower's deposit accounts with any financial institutions with which such Borrower maintains deposits; and (iv) all books, records and other Property relating to or referring to any of the foregoing, including, without limitation, all books, records, ledger cards, data processing records, computer software and other property and general intangibles at any time evidencing or relating to the Receivables, Inventory, Equipment, Assigned Contracts, Proprietary Rights, Proceeds, and other property referred to above (all of the foregoing, together with the real estate covered by the Mortgages and all other property in which the Agent or any Lender may at any time be granted a Lien, being herein collectively referred to as the "COLLATERAL"). The Agent and the Lenders shall have all of the rights of a secured party with respect to the Collateral under the UCC and other applicable laws.

                           (b) As additional  security for the Obligations,  the
Borrower shall simultaneously herewith execute and deliver to the Agent a Mortgage satisfactory to the Agent on the Seabrook Premises.

                           (c) All  Obligations  shall be  secured by all of the
Collateral. The Borrower agrees that the Agent and the Lenders may, in their sole discretion, (i) exchange, waive, or release any of the Collateral, (ii) apply Collateral and direct the order or manner of sale thereof as the Agent and the Lenders may determine, and (iii) settle, compromise, collect, or otherwise liquidate any Collateral in any manner, all without affecting the Obligations or the Agent and the Lenders' right to take any other action with respect to any other Collateral.

                  7.2. PERFECTION AND PROTECTION OF SECURITY INTEREST. Each Borrower shall, at its expense, perform all steps requested by the Agent at any time to perfect, maintain, protect, and enforce the Security Interest, including, without limitation: (a) executing and recording of the Mortgages and the Trademark Security Agreements and executing and filing financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Agent; (b) delivering to the Agent upon request the original certificates of title for motor vehicles with the Security Interest properly endorsed thereon; (c) delivering to the Agent the originals of all instruments, documents, and chattel paper, and all other Collateral of which the Agent determines it should have physical possession in order to perfect and protect the Security Interest therein, duly endorsed or assigned to the Agent without restriction; (d) delivering to the Agent upon request warehouse receipts covering any portion of the Collateral located in warehouses and for which negotiable warehouse receipts are issued; (e) placing notations on such Borrower's books of account to disclose the Security Interest; (f) executing and delivering to the Agent upon request a security agreement relating to the Reversions in form and substance satisfactory to the Agent; (g) delivering to the Agent upon request all letters of credit on which such Borrower is named beneficiary; and (h) taking such other steps as are deemed necessary or desirable by the Agent to maintain and protect the Security Interest. To the extent permitted by applicable law, the Agent may file, without either Borrower's signature, one or more financing statements disclosing the Security Interest. The Borrowers agree that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. If any Collateral is at any time in the possession or control of any warehouseman, any bailee or any of either Borrower's agents or processors, then the relevant Borrower shall notify the Agent thereof and shall notify such Person of the Security interest in such Collateral and, upon the Agent's request, instruct such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions. If at any time any Collateral is located on any Premises that are not owned by either Borrower, then the Borrowers shall obtain written waivers, in form and substance satisfactory to the Agent, of all present and future Liens to which the owner or lessor or any mortgagee of such Premises may be entitled to assert against the Collateral. From time to time, the Borrowers shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent for the ratable benefit of the Agent and the Lenders the Collateral, but neither Borrower's failure to do so shall affect or limit the Security Interest or the Agent's other rights in and to the Collateral. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Security Interest shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

                  7.3. LOCATION OF COLLATERAL. Each Borrower represents and warrants to the Agent that: (a) SCHEDULE 7.3 hereto is a correct and complete list of such Borrower's chief executive office, the location of its books and records, the locations of the Collateral, and the locations of all of its other places of business and (b) SCHEDULE 7.3 correctly identifies any of such facilities and locations that are not owned by such Borrower and sets forth the names of the owners and lessors or sub-lessors of, and, to the best of such Borrower's knowledge, the holders of any mortgages on, such facilities and locations. Each Borrower covenants and agrees that it will not maintain any Collateral at any location other than (a) those listed on SCHEDULE 7.3 and (b) those with respect to which such Borrower has given notice to the Agent, has executed any and all financing statements and other documents that the Agent has required in connection therewith, and has filed same in the appropriate places and within the time periods indicated by the Agent. Within 30 days after the end of each month, the Borrowers shall give the Agent written notice of the opening of any new store, the closing of any store, and any other event that resulted in a change of location of any Collateral, during the previous month.

                  7.4. TITLE TO, LIENS ON, AND SALE AND USE OF COLLATERAL. Each Borrower represents and warrants to the Agent and the Lenders with respect to Collateral owned by such Borrower that: (a) all Collateral is and will continue to be owned by such Borrower free and clear of all Liens whatsoever, except for the Security Interest and other Permitted Liens; (b) the Security Interest will not be subject to any prior Lien except for the Liens described in (b), (c),
(e), (f), (h), (i) and j) of the definition of Permitted Liens; (c) such Borrower will use, store, and maintain such Collateral with all reasonable care and will use such Collateral for lawful purposes only; and (d) such Borrower will not, without the Agent's prior written approval, sell, lease, or dispose of or permit the sale or disposition of such Collateral or any portion thereof, except for sales of Inventory in the ordinary course of business and as permitted by SECTION 7.12 The inclusion of Proceeds in the Collateral shall not be deemed the Agent's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

                  7.5. APPRAISALS. Whenever an Event or Event of Default exists, and at such other times not more frequently than once a year as the Agent requests, each Borrower shall, at its expense and upon the Agent's request, provide the Lender with appraisals or updates thereof of any or all of the Collateral owned by such Borrower from an appraiser.

                  7.6. ACCESS AND EXAMINATION. (a) The Agent, accompanied by any Lender which so elects, may at all reasonable times have access to, examine, audit, make extracts from or copies of and inspect either Borrower's records, files, and books of account and the Collateral and may discuss such Borrower's affairs with such Borrower's officers and management. Such Borrower shall deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for such Borrower. The Agent may, at any time when an Event of Default exists and at either Borrower's expense, make copies of all of such Borrower's books and records, or require such Borrower to deliver such copies to the Agent. The Agent may, without expense to the Agent, use such of either Borrower's personnel, supplies, and Premises as may be reasonably necessary for maintaining or enforcing the Security Interest. The Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, by mail, telephone, or otherwise.

                           (b)  Each  Borrower  agrees  that,  subject  to  such
Borrower's prior consent for uses other than in a traditional tombstone, which consent shall not be unreasonably withheld or delayed, the Agent and each Lender may use the Borrower's name in advertising and promotional material and in conjunction therewith disclose the general terms of this Agreement. The Agent and each Lender agree to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by the Borrower and provided to the Agent or such Lender by or on behalf of the Borrower, under this Agreement or any other Loan Document, and neither the Agent nor such Lender nor any of their respective Affiliates shall use any such information other than in connection with or in enforcement of this Agreement and the other Loan Documents, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available oil a nonconfidential basis from a source other than the Borrower, provided that such source is not bound by a confidentiality agreement with the Borrower known to the Agent or such Lender; PROVIDED, HOWEVER, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable requirement of law; (4) to the extent reasonably required in connection with any litigation or proceeding (including any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be a party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors, provided that such auditors, accountants, attorneys and other advisors agree to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (7) to any Affiliate of the Agent or such Lender, or to any prospective Participating Lender or assignee under any Assignment and Acceptance, actual or potential, provided that such Affiliate, prospective Participating Lender or assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; and (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which the Borrower is a party or is a deemed a party with the Agent or such Lender.

                  7.7. INSURANCE. The Borrowers shall insure the Collateral against loss or damage by fire with extended coverage, theft, burglary, pilferage, loss in transit, and such other hazards as the Agent shall specify, in amounts, under policies and by insurers acceptable to the Agent. The Borrowers shall also maintain flood insurance for real estate covered by the Mortgages and for any Equipment and Inventory located on such real estate, in the event of a designation of the area in which real estate is located as a "FLOOD PRONE" or a "FLOOD RISK AREA" (hereinafter "SFHA") as defined by the Flood Disaster Protection Act of 1973, in an amount to be reasonably determined by the Agent, and shall comply with the additional requirements of the National Flood Insurance Program as set forth therein. Upon the Agent's request, the Borrowers shall also maintain flood insurance for such Inventory and Equipment as is located at any time in an SFHA. The Borrowers shall cause the Agent to be named in each such policy as a secured party or mortgagee and loss payee or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than 30 days' prior written notice to the Agent in the event of cancellation of the policy for any reason whatsoever and a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of either Borrower or the owner of any premises where Collateral is located nor by the occupation of such premises for purposes more hazardous than are permitted by such policy. The Borrowers shall pay, upon the Agent's request, all fees incurred by the Agent to determine whether any of the real estate and other Collateral is located in an SFHA. The Borrowers shall also pay all premiums for such insurance when due and shall deliver to the Agent certificates of insurance and, if requested, photocopies of the policies. If the Borrowers fail to pay such fees or to procure such insurance or the premiums therefor when due, the Agent may (but shall not be required to) do so and charge the costs thereof to either Borrower's loan account as a Reference Rate Loan. The Borrowers shall promptly notify the Agent of any loss, damage, or destruction to the Collateral or arising from its use, whether or not covered by insurance. The Agent is hereby authorized to collect all insurance proceeds directly. After deducting from such proceeds the expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent may apply such proceeds to the reduction of the Obligations in such order as the Agent determines or at the Agent's option may permit or require the Borrowers to use such money, or any part thereof, to replace, repair, restore or rebuild the Collateral in a diligent and expeditious manner with materials and workmanship of substantially the same quality as existed before the loss, damage or destruction.

                  7.8. COLLATERAL REPORTING. The Borrowers shall provide the Agent with the following documents at the following times in form satisfactory to the Agent: (a) on a weekly basis as of the end of the Borrowers' fiscal week, a report of the inventory balance (by location) based on the perpetual inventory reports no later than four Business Days following the end of such fiscal week; (b) upon request, monthly aged inventory reports by category no later than the 10th day of the following month; (c) upon request, monthly perpetual inventory reports; (d) upon request, monthly agings of accounts payable no later than the 10th day of the following month; (e) upon request, copies of purchase orders, invoices, and delivery documents for Inventory and Equipment acquired by either Borrower; (f) on or before the third Business Day of each week, a Borrowing Base Certificate in the form of Exhibit C, as of the last Business Day of the prior week; (g) such other reports as to the Collateral as the Agent shall request from time to time; and (h) certificates of an officer of the relevant Borrower certifying as to the foregoing. If any of a Borrower's records or reports of the Collateral are prepared by an accounting service or other agent, such Borrower hereby authorizes such service or agent to deliver such records, reports, and related documents to the Agent.

                  7.9. [INTENTIONALLY LEFT BLANK].

                  7.10. COLLECTION OF ACCOUNTS; PAYMENTS.

                           (a) Until the Agent  notifies  the  Borrowers  to the
contrary, the Borrowers shall make collection of all Accounts and other Collateral for the Agent, shall receive all payments as the Agent's trustee, and shall immediately deliver all payments to the Agent in their original form duly endorsed in blank or deposit them into a Payment Account established at the Agent's request, as the Agent may direct. If the Agent requests, each Borrower shall establish a lock-box service for collections of Accounts at a bank mutually acceptable to the Agent and such Borrower and pursuant to documentation satisfactory to the Agent. If such lockbox service is established, such Borrower shall instruct all Account Debtors to make all payments directly to the address established for such service. If, notwithstanding such instructions, such Borrower receives any Proceeds of Accounts, it shall receive such payments as the Agent's trustee and shall immediately deliver such payments to the Agent in their original form duly endorsed in blank or deposit them into a Payment Account, as the Agent may direct. All collections received in any such lock box or Payment Account or directly by a Borrower or the Agent, and all funds in any Payment Account or other account to which such collections are deposited, shall be the sole property of the Agent and subject to the Agent's sole control. The Agent or the Agent's designee may, at any time, notify obligors that the Accounts have been assigned to the Agent and of the Security Interest therein, collect them directly, and charge the collection costs and expenses to the relevant Borrower's loan account as a Revolving Loan. At the Agent's request, the relevant Borrower shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office box in which collections of Accounts are received.

                           (b) If sales of  Inventory  are  made for  cash,  the
relevant Borrower shall immediately deliver to the Agent or cause to be deposited into a Payment Account the identical checks, cash, or other forms of payment which such Borrower receives.

                           (c) All payments  received by the Agent on account of
Accounts or as Proceeds of other Collateral shall be the Agent's sole property. Collected funds received in the Agent's account by 1:00 p.m. (New York City time) on any day shall be credited to the relevant Borrower's loan account on such day.

                           (d) In  the  event  the  Borrowers  repay  all of the
Obligations upon the termination of this Agreement or upon acceleration of the Obligations, other than through the Agent's receipt of payments on account of Accounts or Proceeds of other Collateral, such payment will be credited (conditional upon final collection) to the relevant Borrower's loan account one Business Day after the Agent's receipt thereof.

                  7.11. INVENTORY. The Borrowers represent and warrant to the Agent and the Lenders and agree with the Agent and Lenders that all of the Inventory is and will be held for sale or lease, or to be furnished in connection with the rendition of services in the ordinary course of the Borrowers' respective business, and is and will be fit for such purposes. The Borrowers shall keep the Inventory in good and marketable condition, at their own expense. The Borrowers shall not, without prior written consent of the Agent, acquire or accept any Inventory on consignment or approval. The Borrowers agree that all Inventory will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Borrower shall maintain a perpetual inventory reporting system at all times. Each Borrower shall conduct a physical count of the Inventory at least once per Fiscal Year, and at such other times as the Agent requests, and shall promptly supply the Agent with a copy of such count accompanied by a report of the value of such Inventory (valued at the lower of cost, on a first-in, first-out basis, or market value). Neither Borrower shall, without the Agent's prior written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis.

                  7.12. EQUIPMENT. The Borrowers represent and warrant to the Agent that all of the Equipment is and will be used or held for use in the relevant Borrower's business and is and will be fit for such purposes. The Borrowers shall keep and maintain the Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof. The Borrowers shall promptly inform the Agent of any material additions to or deletions from the Equipment. Neither Borrower shall permit any Equipment to become a fixture to real property or an accession to other personal property, unless the Agent has a valid, perfected, and first priority Security Interest in such real or personal property. The Borrowers shall not, without the Agent's prior written consent, alter or remove any identifying symbol or number on the Equipment. The Borrowers shall not, without the Agent's prior written consent, sell, lease as a lessor, or otherwise dispose of any of the Equipment, other than in the ordinary course of business. Nothing herein, however, shall preclude the Borrowers from selling obsolete, worn-out or surplus Equipment no longer necessary or useful in the ordinary course of business as conducted by Borrowers or their Subsidiaries. No later than the 10th day of each month (in conjunction with the collateral reporting under SECTION 7.8), the Borrowers



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

shall provide notice to the Agent as to any Equipment that was sold, leased as a lessor or otherwise disposed of in the preceding month.

                  7.13. ASSIGNED CONTRACTS. Each Borrower shall fully perform all of its obligations under each of the Assigned Contracts and shall enforce all of its rights and remedies thereunder as it deems appropriate in its business judgment, PROVIDED, HOWEVER, that neither Borrower shall take any action or fail to take any action with respect to the Assigned Contracts that would result in a waiver or other loss of any material right or remedy of such Borrower thereunder. Without limiting the generality of the foregoing, the Borrowers shall take all action necessary or appropriate to permit, and shall not take any action which would have any adverse effect upon, the full enforcement of all indemnification rights under the Assigned Contracts. Except in the ordinary course of business, neither Borrower shall, without the Agent's and the Majority Lenders' prior written consent, modify, amend, supplement, compromise, satisfy, release, or discharge any of the Assigned Contracts, any collateral securing the same, any Person liable directly or indirectly with respect thereto, or any agreement relating to any of the Assigned Contracts or the collateral therefor. Each Borrower shall notify the Agent in writing, promptly after such Borrower becomes aware thereof, of any event or fact which could give rise to a claim by such Borrower for indemnification under any of the Assigned Contracts and shall diligently pursue such right and report to the Agent on all further developments with respect thereto. Each Borrower shall remit directly to the Agent, for application to the Obligations in such order as the Majority Lenders shall determine, all amounts received by such Borrower as indemnification or otherwise pursuant to the Assigned Contracts. If a Borrower shall fail after the Agent's demand to pursue diligently any right under the Assigned Contracts, or if an Event of Default exists, then the Agent may, and at the direction of the Majority Lenders, shall directly enforce such right in its own or such Borrower's name and may enter into such settlements or other agreements with respect thereto as the Agent or the Majority Lenders, as applicable, shall determine. All amounts thereby recovered by the Agent or any Lender, after deducting the Agent's or such Lender's costs and expenses in connection therewith, shall be applied to the Obligations in such order as the Agent determines. In any suit, proceeding or action brought by the Agent for the benefit of the Lenders under any Assigned Contract for any sum owing thereunder or to enforce any provision thereof, the Borrowers shall indemnify and hold the Agent and Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment, or reduction of liability whatsoever of the obligor thereunder arising out of a breach by a Borrower of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing from a Borrower to or in favor of such obligor or its successors. All such obligations of such Borrower shall be and remain enforceable only against such Borrower and shall not be enforceable against the Agent or any Lender. Notwithstanding any provision hereof to the contrary, the Borrowers shall at all times remain liable to observe and perform all of their respective duties and obligations under the Assigned Contracts and the Agent's or any Lender's exercise of any of its rights with respect to the Collateral shall not release either Borrower from any of such duties and obligations. Neither the Agent nor any Lender shall be obligated to perform or fulfill any of the Borrower's duties or obligations under the Assigned Contracts or to make any payment thereunder or to make any inquiry as to the nature or sufficiency of any payment or Property received by it thereunder or the sufficiency of performance by any party thereunder, or to present or file any claim, or to take any action to collect or enforce any performance or payment of any amounts due.

                  7.14. DOCUMENTS, INSTRUMENTS, AND CHATTEL PAPER. The Borrowers represent and warrant to the Agent and the Lenders that: (a) all documents, instruments, and chattel paper describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine; and (b) all goods evidenced by such documents, instruments, and chattel paper are and will be owned by the relevant Borrower free and clear of all Liens other than Permitted Liens.

                  7.15. RIGHT TO CURE. The Agent may, in its sole discretion and at any time, and shall, at the direction of the Majority Lenders, pay any amount or do any act required of a Borrower hereunder to preserve, protect, maintain or enforce the Obligations, the Collateral or the Security Interest, and which such Borrower fails to pay or do, including, without limitation, payment of any judgment against such Borrower, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's claim, and any other Lien upon or with respect to the Collateral. All payments that the Agent makes under this
Section 7.15 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to such Borrower's loan account as a Reference Rate Loan. Any payment made or other action taken by the Agent under this SECTION 7.15 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

                  7.16. POWER OF ATTORNEY. Each Borrower hereby appoints the Agent and the Agent's designees as such Borrower's attorney, with power: (a) to endorse such Borrower's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession; (b) to sign such Borrower's name on any invoice, bill of lading, or other document of title relating to any Collateral, on drafts against customers, on assignments of Accounts, on notices of assignment, financing statements and other public records, on verifications of Accounts and on notices to Account Debtors; (c) to notify the post office authorities, when an Event of Default exists, to change the address for delivery of such Borrower's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Borrower; (d) to send requests for verification of Accounts to customers or Account Debtors; and (e) to do all things necessary to carry out this Agreement. The Borrowers ratify and approve all acts of such attorney. None of the Lenders or the Agent nor their attorneys shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

                  7.17. THE AGENT'S AND LENDER'S RIGHTS, DUTIES, AND LIABILITIES. The Borrowers assume all responsibility and liability arising from or relating to the use, sale, or other disposition of the Collateral. Neither the Agent or any Lender nor any of their officers, directors, employees, and agents shall be liable or responsible in any way for the safekeeping



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

of any of the Collateral, for any act or failure to act with respect to the Collateral, for any loss or damage thereto, for any diminution in the value thereof, or for any act of default of any warehouseman, carrier, forwarding agency or other person whomsoever, all of which shall be at the Borrowers' sole risk. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Security Interest or to collect or realize upon the Collateral, nor shall loss of or damage to the Collateral release either Borrower from any of the Obligations. The Agent may (but shall not be required to), without notice to or consent from the Borrowers, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions, or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of the Borrowers for the Obligations or under this Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and either Borrower.

         8. BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES.

                  8.1. BOOKS AND RECORDS. The Borrowers shall maintain, at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in accordance with GAAP consistent with those applied in the preparation of the Financial Statements. The Borrowers shall, by means of appropriate entries, reflect in such accounts and in all Financial Statements proper liabilities and reserves for all taxes and proper provision for depreciation and amortization of Property and bad debts, all in accordance with GAAP. The Borrowers shall maintain at all times books and records pertaining to the Collateral in such detail, form, and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of: (a) all payments received and all credits and extensions granted with respect to the Accounts; (b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory; and (c) all other dealings affecting the Collateral.

                  8.2. FINANCIAL INFORMATION. The Borrowers shall promptly furnish to the Lender or its agents all such financial information as the Agent or any Lender shall reasonably request. Without limiting the foregoing, Trend-Lines and its Subsidiaries shall furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall request, the following:

                           (a) As soon as available,  but in any event not later
than 90 days after the close of each Fiscal Year, consolidated and consolidating unaudited balance sheets, and statements of income and expense, retained earnings, and cash flows and stockholders equity for Trend-Lines and its consolidated Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable. detail, fairly presenting the financial position and the results of operations of Trend-Lines and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended, and prepared in accordance with GAAP. Such statements shall be examined in accordance with generally accepted auditing standards by and accompanied by a report thereon unqualified as to scope by independent certified public accountants selected by Trend-Lines and reasonably satisfactory to the Agent.

                           (b) As soon as available,  but in any event not later
than 45 days after the close of each fiscal quarter other than the fourth quarter of a Fiscal Year, consolidated and consolidating unaudited balance sheets of Trend-Lines and its consolidated Subsidiaries as at the end of such quarter, and consolidated and consolidating unaudited statements of income and expense and cash flows for Trend-Lines and its consolidated Subsidiaries for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, together with the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and results of operation of Trend-Lines and its consolidated Subsidiaries as at the date thereof and for such periods, prepared in accordance with GAAP consistent with the audited Financial Statements required pursuant to SECTION 8.2(A). Such statements shall be certified to be correct by the chief financial or accounting officer of Trend-Lines, subject to normal year-end adjustments.

                           (c) As soon as available,  but in any event not later
than 30 days after the end of each month, consolidated and consolidating unaudited balance sheets of Trend-Lines and its consolidated Subsidiaries as at the end of such month, and consolidated and consolidating unaudited statements of income and expenses for Trend-Lines and its consolidated Subsidiaries for such month and for the period from the beginning of the Fiscal Year to the end of such month, all in reasonable detail, fairly presenting the financial position and results of operation of Trend-Lines and its consolidated
Subsidiaries as at the date thereof and for such periods, and prepared in accordance with GAAP consistent with the audited Financial Statements required pursuant to SECTION 8.2(A), along with a calculation of the Fixed Charges Ratio and the Interest Coverage Ratio for the Rolling Period as of such month end. Such statements shall be certified to be correct by the chief financial or accounting officer of Trend-Lines, subject to normal year-end adjustments.

                           (d) With  each of the  audited  Financial  Statements
delivered pursuant to SECTION 8.2(A), a certificate of the independent certified public accountants that examined such statements to the effect that they have reviewed and are familiar with the Loan Documents and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted an Event or Event of Default, except for those, if any, described in reasonable detail in such certificate.

                           (e) With each of the  annual  audited  and  quarterly
unaudited Financial Statements delivered pursuant to SECTIONS 8.2(A) and a certificate of the chief executive or chief financial officer of Trend-Lines (i) setting forth in reasonable detail the calculations required to establish that Trend-Lines was in compliance with its covenants set forth in Sections 10.20 through 10.28 during the period covered in such Financial Statements, and (ii) stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and



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

warranties of the Borrowers contained in this Agreement and the other Loan Documents are correct and complete as at the date of such certificate as if made at such time, (B) no Event or Event of Default then exists or existed during the period covered by such Financial Statements and (iii) describing and analyzing in reasonable detail all material trends, changes and developments in such Financial Statements. If such certificate discloses that a representation or warranty IS not correct or complete, that a covenant has not been complied with, or that an Event or Event of Default existed or exists, such certificate shall set forth what action the relevant Borrower has taken or proposes to take with respect thereto.

                           (f) No sooner  than 90 days and no later than 30 days
prior to the beginning of each Fiscal Year, consolidated and consolidating projected balance sheets, statements of income and expense, and statements of cash flow for Trend-Lines and its Subsidiaries as at the end of and for each month of such Fiscal Year.

                           (g)  Within  45 days  after  the  end of each  fiscal
quarter, a report of the Capital Expenditures of Trend-Lines and its Subsidiaries for such quarter and a statement of cash flow for Trend-Lines and its Subsidiaries for the period from the beginning of the then current Fiscal Year to the end of such quarter, prepared in accordance with GAAP consistent with the audited Financial Statements required pursuant to SECTION 8.2(A).

                           (h) Promptly after their  preparation,  copies of any
and all proxy statements, financial statements, and reports which Trend-Lines makes available to its stockholders.

                           (i) Promptly after filing with the PBGC, DOL, or IRS,
a copy of each annual report or other reasonably material filing or notice filed with respect to each Plan of Trend-Lines or any ERISA Affiliate and, within 10 days (in conjunction with its reporting under Section 7.8) after the end of each month, a list of all other filings and notices so filed.

                           (j) Such  additional  information as the Agent and/or
any Lender may from time to time reasonably request regarding the financial and business affairs of Trend-Lines or any Subsidiary, including, without limitation, projections of future operations on both a consolidated and consolidating basis.

                  8.3. NOTICES TO LENDERS. The Borrowers shall notify the Agent in writing of the following matters at the following times:

                           (a)  Promptly,  but  in no  event  later  than  three
Business Days, after becoming aware of the existence of any Event or Event of Default.

                           (b)  Promptly,  but  in no  event  later  than  three
Business Days, after becoming aware that the holder of any capital stock of a Borrower or of any Debt has given notice or taken any action with respect to a claimed default.

                           (c)  Promptly,  but  in no  event  later  than  three
Business Days, after becoming aware of any material adverse change in a Borrower's Property, business, operations, or condition (financial or otherwise).

                           (d)  Promptly,  but  in no  event  later  than  three
Business Days, after becoming aware of any pending or threatened action, suit, proceeding, or counterclaim by any Person, or any pending or threatened investigation by a Public Authority, which could be projected reasonably to result in the Borrowers, either individually or collectively, having to pay $1 million or more.

                           (e)  Promptly,  but  in no  event  later  than  three
Business Days, after becoming aware of any pending or threatened strike, work stoppage, material unfair labor practice claim, or other material labor dispute affecting a Borrower or any of its Subsidiaries.

                           (f)  Promptly,  but  in no  event  later  than  three
Business Days, after becoming aware of any violation of any law, statute, regulation, or ordinance of a Public Authority applicable to a Borrower, any Subsidiary, or their respective Properties which may materially and adversely affect the Collateral, the repayment of the Obligations, the Agent or any Lender's rights under the Loan Documents, or a Borrower's Property, business, operations, or condition (financial or otherwise).

                           (g)  Promptly,  but  in no  event  later  than  three
Business Days, after becoming aware of any violation by a Borrower of Environmental Laws or immediately upon receipt of any notice that a Public Authority has asserted that a Borrower is not in compliance with Environmental Laws or that its compliance is being investigated.

                           (h) Thirty days prior to a  Borrower's  changing  its
name.

                           (i)  Promptly,  but  in no  event  later  than  three
Business Days, after becoming aware of any ERISA Event, accompanied by any materials required to be filed with the PBGC with respect thereto; immediately after a Borrower's receipt of any notice concerning the imposition of any withdrawal liability under Section 4042 of ERISA with respect to a Plan;
immediately upon the establishment of any Pension Plan not existing at the Closing Date or the commencement of contributions by a Borrower to any Pension Plan to which such Borrower was not contributing at the Closing Date; and immediately upon becoming aware of any other event or condition regarding a Plan or a Borrower's or an ERISA Affiliate's compliance with ERISA, which may materially and adversely affect a Borrower's Property, business, operations, or condition (financial or otherwise).

Each notice given under this SECTION 8.3 shall describe the subject matter thereof in reasonable detail and shall set forth the action that the relevant Borrower has taken or proposes to take with respect thereto.

         9. GENERAL WARRANTIES AND REPRESENTATIONS.

         The Borrowers jointly and severally continuously warrant and represent to the Agent and the lenders, at all times during the term of this Agreement and until all Obligations have been satisfied, that, except as hereafter disclosed to and accepted by the Agent and the Majority Lenders in writing:

                  9.1. AUTHORIZATION, VALIDITY, AND ENFORCEABILITY OF THIS AGREEMENT AND THE LOAN DOCUMENTS. Each Borrower has the corporate power and authority to execute, deliver and perform this Agreement and the other Loan Documents, to incur the Obligations, and to grant the Security Interest. Each Borrower has taken all necessary corporate action (including, without limitation, obtaining approval of its stockholders) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents. No consent, approval, or authorization of, or declaration or filing with, any Public Authority, and no consent of any other Person, is required in connection with each Borrower's execution, delivery, and performance of this Agreement and the other Loan Documents, except for those already duly obtained. This Agreement and the other Loan Documents have been duly executed and delivered by each Borrower party thereto and each constitutes the legal, valid and binding obligation of such Borrower, enforceable against it in accordance with its terms without defense, setoff, or counterclaim. Each Borrower's execution, delivery, and performance of this Agreement and such other Loan Documents do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or result in the creation or imposition of any Lien upon the Property of any Borrower or any of its Subsidiaries (except as contemplated by this Agreement and the other Loan Documents) by reason of the terms of (a) any mortgage, lease, agreement, or instrument to which any Borrower or any of its Subsidiaries is a party or which is binding upon it, (b) any judgment, law, statute, rule or governmental regulation applicable to such Borrower or any of its Subsidiaries, or (c) the corporate charter or By-Laws of such Borrower or any of its Subsidiaries.

                  9.2. VALIDITY AND PRIORITY OF SECURITY INTEREST. The provisions of this Agreement, the Mortgages, and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and, when the Mortgages have been recorded in the places indicated in SCHEDULE 9.2, such Liens will constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens on the Collateral except for the Permitted Liens identified in
SECTION 7.4, securing the Obligations, and enforceable against each Borrower and all third parties.

                  9.3. ORGANIZATION AND QUALIFICATION. Each Borrower: (a) is duly incorporated and organized and validly existing in good standing under the laws of Massachusetts; (b) is qualified to do business as a foreign corporation and is in good standing in each State in which qualification is necessary in order for it to own or lease its Property and conduct its business; and (c) has all requisite power and authority to conduct its business and to own its Property.

                  9.4. CORPORATE NAME, PRIOR TRANSACTIONS. Neither of the Borrowers has during the five years ending on the Closing Date been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its Property out of the ordinary course of business, except as set forth on SCHEDULE 9.4.

                  9.5. SUBSIDIARIES AND AFFILIATES. SCHEDULE 9.5 is a correct and complete list of the name and relationship to Trend-Lines of each and all of Trend-Lines' Subsidiaries and other Affiliates. Each Subsidiary is (a) duly incorporated and organized and validly existing in good standing under the laws of its state of incorporation set forth on SCHEDULE 9.5, and (b) qualified to do business as a foreign corporation and in good standing in the states set forth opposite its name on SCHEDULE 9.5, which are the only states in which such qualification is necessary in order for it to own or lease its Property and conduct its business. Post Tool is a wholly-owned subsidiary of Trend-Lines.

                  9.6. FINANCIAL STATEMENTS AND PROJECTIONS.

                           (a)  Trend-Lines  has  delivered to the Agent and the
Lenders the audited balance sheet and related statements of income, retained earnings, cash flows, and changes in stockholders equity for Trend-Lines as of February 28, 1998 and for the Fiscal Year then ended, accompanied by the report thereon of Trend-Lines' independent certified public accountants, Arthur Andersen LLP. Trend-Lines has also delivered to the Agent and the Lenders the unaudited balance sheet and related statements of income and cash flows for Trend-Lines, as at January 2, 1999 and for the ten months then ended. Such financial statements are attached hereto as EXHIBIT B-4. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly Trend-Lines' financial position as at the dates thereof and its results of operations for the periods then ended.

                           (b) The  Latest  Projections  represent  Trend-Lines'
best estimate of Trend-Lines' future financial performance for the periods set forth therein. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which Trend-Lines believes are fair and reasonable in light of current and reasonably foreseeable business conditions.

                  9.7. CAPITALIZATION. The only Persons who own beneficially (as such term is used under the securities laws of the United States) 10% or more of any class of stock or the voting power of Trend-Lines are Stanley Black and his spouse, together with certain entities controlled by Mr. Black and his spouse and one or more of the Institutional Holders. Trend-Lines owns beneficially and of record 100% of all classes of stock of Post Tool.

                  9.8. SOLVENCY. Each Borrower is Solvent prior to and after giving effect to the making of each Revolving Loan and the issuance of Letters of Credit.

                  9.9. DEBT. Neither Borrower has any Debt, except (a) the Obligations (other than those arising under or in connection with the
Indemnification Agreement), (b) Debt set forth in the most recent Financial Statements delivered to the Agent, or the notes thereto, (c) trade payables and other contractual obligations arising in the ordinary course of business since the date of such Financial Statements, (d) Debt incurred since the date of such Financial Statements to finance Capital Expenditures permitted hereby and (e) Indebtedness, as such term is defined in the Indemnification Agreement (without giving effect to any amendment to such definition after January 28, 1997), in an amount not greater than $550,000.

                  9.10. DISTRIBUTIONS. Since March 2, 1996, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of Trend-Lines.

                  9.11.  TITLE TO  PROPERTY.  Except for  Property  which either
Borrower  leases,  each  Borrower  has good and  marketable  title in fee simple
(subject to Permitted Liens) to the Premises indicated on SCHEDULE 9.13 belonging to it and good, indefeasible, and merchantable title to all of its other Property, including, without limitation, the assets reflected on the most recent Financial Statements delivered to the Agent and the Lenders, except as disposed of since the date thereof in the ordinary course of business.

                  9.12. ADEQUATE ASSETS. Each Borrower possesses adequate assets for the conduct of its business.

                  9.13. REAL PROPERTY, LEASES. SCHEDULE 9.13 is a correct and complete list of all real property owned by either Borrower, all leases and subleases of real or personal property by either Borrower as lessee or sublessee, and all leases and subleases of real or personal property by either Borrower as lessor or sublessor. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no material default by any party to any such lease or sublease exists.

                  9.14. PROPRIETARY RIGHTS. SCHEDULE 9.14 is a correct and complete list of each Borrower's Proprietary Rights. None of the Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on SCHEDULE 9.14. None of the Proprietary Rights infringes on or conflicts with any other Person's Property, and no other Person's Property infringes on or conflicts with the Proprietary Rights. The Proprietary Rights described on SCHEDULE 9.14 as belonging to a Borrower constitute all of the Property of such type necessary to the current and anticipated future conduct of such Borrower's business.

                  9.15. TRADE NAMES AND TERMS OF SALE. All trade names or styles under which either Borrower will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on SCHEDULE 9.15.

                  9.16. LITIGATION. Except as set forth on SCHEDULE 9.16, there is no pending or, to the best of either Borrower's knowledge, threatened action, suit, proceeding, or counterclaim by any Person, or investigation by any Public Authority, or any basis for any of the foregoing, which may materially and adversely affect the Collateral, the repayment of the Obligations, the Agent and/or each Lender's rights under the Loan Documents, or either Borrower's Property, business, operations, or condition (financial or otherwise).

                  9.17. RESTRICTIVE AGREEMENTS. Neither Borrower is a party to any contract or agreement, and neither is subject to any charter or other corporate restriction, which affects such Borrower's ability to execute, deliver, and perform the Loan Documents and repay the Obligations or which materially and adversely affects such Borrower's Property, business, operations, or condition (financial or otherwise).

                  9.18.  LABOR  DISPUTES.  Except as set forth on SCHEDULE 9.18:
(a) there is no collective bargaining agreement or other labor contract covering employees of either Borrower or any of its Subsidiaries; (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement; (c) no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of either Borrower or any of its Subsidiaries or for any similar purpose; and (d) there is no pending or, to the best of either Borrower's knowledge, threatened strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting either Borrower or any of its Subsidiaries or their respective employees.

                  9.19. ENVIRONMENTAL LAWS.

                           (a)  Each  Borrower  has  complied  in  all  material
respects with all Environmental Laws applicable to its Premises and business, and neither Borrower nor any of its present Premises or operations, nor its past property or operations, is subject to any enforcement order from or liability agreement with any Public Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

                           (b) Each Borrower has obtained all permits  necessary
for its current operations under Environmental Laws, all such permits are in good standing, and each Borrower is in compliance in all material respects with all terms and conditions of such permits.

                           (c)  Neither  Borrower,  nor,  to the  best  of  such
Borrower's knowledge, any of its predecessors in interest has stored, treated or disposed of any hazardous waste on any Premises, as defined pursuant to 40 CFR
Part 261 or any equivalent Environmental Law.

                           (d)  Neither  Borrower  has,  received  any  summons,
complaint, order or similar written notice that it is not currently in compliance with, or that any Public Authority is investigating its compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

                           (e) None of the present or past  operations of either
Borrower is the subject of any investigation by any Public Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

                           (f)  There  is not  now,  nor to the  best of  either
Borrower's knowledge has there ever been, on or in the Premises:

                                    (i) any underground storage tanks or surface
impoundments,

                                    (ii) any asbestos containing material, or

                                    (iii) any polychlorinated  biphenyls (PCB's)
used in hydraulic oils, electrical transformers or other equipment.

                           (g) Neither  Borrower  has filed any notice under any
requirement of Environmental Law reporting a spill or accidental and unpermitted release or discharge of a Contaminant into the environment.

                           (h)   Neither   Borrower   has   entered   into   any
negotiations or settlement agreements with any Person (including, without limitation, the prior owner of its property) imposing material obligations or liabilities on such Borrower with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

                           (i) None of the products manufactured, distributed or
sold by either Borrower contains asbestos material.

                           (j)  No  Environmental   Lien  has  attached  to  any
Premises of either Borrower.

                  9.20. NO VIOLATION OF LAW. Neither Borrower is in violation of any law, statute, regulation, ordinance, judgment, order, or decree applicable to it which violation would in any respect materially and adversely affect the Collateral, the repayment of the Obligations, the Agent and/or each Lender's rights under the Loan Documents, or such Borrower's Property, business, operations, or condition (financial or otherwise).

                  9.21. NO DEFAULT. Neither Borrower is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement to which such Borrower is a party or bound, which default could reasonably be expected to materially and adversely affect the Collateral, the repayment of the Obligations, the Agent and/or each Lender's rights under the Loan Documents, or such Borrower's Property, business, operations, or condition (financial or otherwise).

                  9.22. ERISA COMPLIANCE.

                           (a)  Each  Plan  is in  compliance  in  all  material
respects with the applicable provisions of ERISA, the Code and other federal- or state law. Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and, to the best knowledge of Trend-Lines, nothing has occurred which would cause the loss of such qualification. Each Borrower and each ERISA Affiliate has made all required contributions to any Plan subject to Section 412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

                           (b) There are no pending or, to the best knowledge of
the Borrowers, threatened claims, actions or lawsuits, or actions by any Public Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a material adverse effect on either Borrower's business or operations. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a material adverse effect on either Borrower's business or operations.

                           (c) (i) No ERISA Event has occurred or is  reasonably
expected to occur;  (ii) no Pension  Plan has any  unfunded  pension  liability;
(iii) neither a Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither a Borrower nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or Section 4243 of ERISA with respect to a Multiemployer Plan; and (v) neither a Borrower nor any ERISA Affiliate has engaged in a transaction that could subject any Person to Section 4069 or
Section 4212(c) of ERISA.

                  9.23. TAXES. Each Borrower and its Subsidiaries have filed all tax returns and other reports required to be filed and have paid all Taxes, assessments, fees and other governmental charges levied or imposed upon them or their properties, income or assets that are otherwise due and payable.

                  9.24. USE OF PROCEEDS. None of the transactions contemplated in this Agreement (including, without limitation, the use of proceeds from the Loans) will violate or result in the violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 CFR, Chapter 11. Except as permitted by Section 10.28, (a) neither Borrower owns or intends to carry or purchase any ,'margin stock" within the meaning of said Regulation U or G and (b) none of the proceeds of the loans will be used, directly or indirectly, to purchase or carry (or refinance any borrowing, the proceeds of which were used to purchase or carry) any "security" within the meaning of the Securities Exchange Act of 1934, as amended.

                  9.25. PRIVATE OFFERINGS. Neither Borrower has, directly or indirectly, offered the Loans for sale to, or solicited offers to buy part thereof from, or otherwise approached or negotiated with respect thereto with any prospective purchaser other than the Agent and the Lenders. Each Borrower hereby agrees that neither it nor anyone acting on its behalf has offered or will offer the Loans or any part thereof or any similar securities for issue or sale to or solicit any offer to acquire any of the same from anyone so as to bring the issuance thereof within the provisions of Section 5 of the Securities Act of 1933, as amended.

                  9.26. BROKER'S FEES. No Person is entitled to any brokerage or finder's fee with respect to the transactions described in this Agreement.

                  9.27. NO MATERIAL ADVERSE CHANGE. No material adverse change has occurred in either Borrower's Property, business, operations, or conditions (financial or otherwise) since the date of the Financial Statements delivered to the Agent and the Lenders.

                  9.28. DISCLOSURE. Neither this Agreement nor any document or statement furnished to the Agent by or on behalf of either Borrower hereunder contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

                  9.29. YEAR 2000. On the basis of the Borrowers' review and assessment of its systems and equipment, Borrowers reasonably believe that the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in non-computing devices, to perform properly date-sensitive functions with respect to certain dates prior to and after December 31, 1999), including costs of remediation, will not result in a material adverse change in the operations, business, properties, condition or prospects (financial or otherwise) of Borrowers. Borrowers will be fully "Year 2000" compliant by September 30, 1999.

         10. AFFIRMATIVE AND NEGATIVE COVENANTS. The Borrowers covenant jointly and severally that, so long as any of the Obligations remains outstanding or this Agreement is in effect:

                  10.1. TAXES AND OTHER OBLIGATIONS. Trend-Lines and each of its Subsidiaries shall: (a) file when due all tax returns and other reports which it is required to file, pay, or provide for the payment, when due, of all Taxes, fees, assessments and other governmental charges against it or upon its Property, income, and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, and shall provide to the Agent, upon request, satisfactory evidence of its timely compliance with the foregoing; and (b) pay when due all Debt owed by it and perform and discharge in a timely manner all other obligations undertaken by it; PROVIDED, HOWEVER, that Trend-Lines and its Subsidiaries need not pay any tax, fee, assessment, governmental charge, or Debt, or perform or discharge any other obligation, that it is contesting in good faith by appropriate proceedings diligently pursued.

                  10.2. CORPORATE EXISTENCE AND GOOD STANDING. Trend-Lines and each of its Subsidiaries shall maintain its corporate existence and its qualification and good standing in all states necessary to conduct its business and own its Property and shall obtain and maintain all licenses, permits, franchises and governmental authorizations necessary to conduct its business and own its Property.

                  10.3. COMPLIANCE WITH LAW AND AGREEMENTS. Trend-Lines and each of its Subsidiaries shall comply with the terms and provisions of each judgment, law, statute, rule, and governmental regulation applicable to it and each contract, mortgage, lien, lease, indenture, order, instrument, agreement, or document to which it is a party or by which it is bound.

                  10.4. MAINTENANCE OF PROPERTY AND INSURANCE. Trend-Lines and each of its Subsidiaries shall: (a) maintain all of its Property necessary and useful in its business in good operating condition and repair, ordinary wear and tear excepted (nothing herein, however, shall preclude the Borrowers from selling obsolete, worn-out or surplus Equipment no longer necessary or useful in the ordinary course of business as conducted by Borrowers or their Subsidiaries); and (b) in addition to the insurance required by SECTION 7.7, maintain with financially sound and reputable insurers such other insurance with respect to its Property and business against casualties and contingencies of such types (including, without limitation, business interruption, environmental liability, public liability, product liability, and larceny, embezzlement or other criminal misappropriation) and in such amounts as is customary for Persons of established reputation engaged in the same or a similar business and similarly situated, naming the Agent, at its request, as additional insured under each such policy.

                  10.5. ENVIRONMENTAL LAWS. Trend-Lines and each of its Subsidiaries shall conduct its business in full compliance with all Environmental Laws applicable to it, including, without limitation, those relating to Trend-Lines' generation, handling, use, storage, and disposal of hazardous and toxic wastes and substances. Trend-Lines shall take prompt and appropriate action to respond to any non-compliance with Environmental Laws and shall regularly report to the Agent on such response. Without limiting the generality of the foregoing, whenever a Borrower gives notice to the Agent pursuant to SECTION 8.3(G) Trend-Lines shall, at the Agent's request and Trend-Lines' expense: (a) cause an independent environmental engineer acceptable to the Agent to conduct such tests of the site where Trend-Lines' noncompliance or alleged noncompliance with Environmental Laws has occurred and prepare and deliver to the Agent a report setting forth the results of such tests, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof; and (b) provide to the Agent a supplemental report of such engineer whenever the scope of the environmental problems, or Trend-Lines' response thereto or the estimated costs thereof, shall change.

                  10.6. ERISA. Trend-Lines and each of its Subsidiaries shall cause each Plan, which has been designated to be so, to be qualified within the meaning of Section 401(a) of the Code and to be administered in all respects in compliance with Section 401(a) of the Code. Trend-Lines and each of its Subsidiaries shall cause each Plan to be administered in all respect in compliance with ERISA.

                  10.7. MERGERS, CONSOLIDATIONS, ACQUISITIONS, OR SALES. Neither Trend-Lines nor any of its Subsidiaries shall enter into any transaction of merger, reorganization, or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its Property, or wind up, liquidate or dissolve, or agree to do any of the foregoing, except, sales of inventory in the ordinary course of business, sales obsolete, worn-out or surplus Equipment no longer necessary or useful in the ordinary course of business as conducted by Borrowers or their Subsidiaries, any sale-leaseback transaction permitted under Section 10. 17 below, or any other transaction specifically permitted under the terms of this Agreement.

                  10.8. DISTRIBUTIONS; CAPITAL CHANGES. Neither Trend-Lines nor any of its Subsidiaries shall: (a) directly or indirectly declare or make, or incur any liability to make, any Distribution, except Distributions to Trend-Lines by a Subsidiary wholly-owned by Trend-Lines; or (b) make any change in its capital structure which could adversely affect the repayment of the Obligations.

                  10.9. TRANSACTIONS AFFECTING COLLATERAL OR OBLIGATIONS. Neither Trend-Lines nor any of its Subsidiaries shall enter into any transaction which materially and adversely affects the Collateral or either Borrower's ability to repay the Obligations.

                  10.10.   GUARANTIES.   Neither  Trend-Lines  nor  any  of  its
Subsidiaries shall make, issue, or become liable on any Guaranty, except Guaranties in favor of the Lenders and endorsements of instruments for deposit.

                  10.11. DEBT. Neither Trend-Lines nor any of its Subsidiaries shall incur or maintain any Debt, other than: (a) the Obligations (other than those arising under or in connection with the Indemnification Agreement); (b) trade payables and contractual obligations to suppliers and customers incurred in the ordinary course of business; (c) other Debt existing on the Closing Date and reflected in the Financial Statements attached as EXHIBIT B-1; and (d) Indebtedness, as such term is defined in the Indemnification Agreement (without giving effect to any amendment to such definition after January 28, 1997) in an amount not greater than $550,000.

                  10.12.   PREPAYMENT.   Neither  Trend-Lines  nor  any  of  its
Subsidiaries shall voluntarily prepay any Debt, except the Obligations in accordance with their terms.

                  10.13. TRANSACTIONS WITH AFFILIATES. Except as set forth below or in Schedule 10.13, neither Trend-Lines nor any of its Subsidiaries shall: sell, transfer, distribute, or pay any money or Property to any Affiliate, or lend or advance money or Property to any Affiliate, or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness or any Property of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other obligations of any Affiliate. Notwithstanding the foregoing, if no Event of Default has occurred and is continuing, Trend-Lines and its Subsidiaries may engage in transactions with Affiliates in the ordinary course of business in amounts and upon terms fully disclosed to the Agent and no less favorable to Trend-Lines or such Subsidiary than would obtain in a comparable arm's length transaction with a third party who is not an Affiliate.

                  10.14. [INTENTIONALLY LEFT BLANK].

                  10.15. BUSINESS CONDUCTED. Trend-Lines and its Subsidiaries shall not engage, directly or indirectly, in any line of business other than the businesses in which the Borrower and its Subsidiaries are engaged on the Closing Date.

                  10.16. LIENS. Neither Trend-Lines nor any of its Subsidiaries shall create, incur, assume, or permit to exist any Lien on any Property now owned or hereafter acquired by any of them, except Permitted Liens.

                  10.17. SALE AND LEASEBACK TRANSACTIONS. Neither Trend-Lines nor any of its Subsidiaries shall, directly or indirectly, enter into any arrangement with any Person providing for Trend-Lines or a Subsidiary to lease or rent Property that Trend-Lines or a Subsidiary has or will sell or otherwise transfer to such Person; PROVIDED, HOWEVER, that notwithstanding any provision herein to the contrary, the Borrowers may enter into sale and leaseback transactions in the ordinary course of the Borrowers' business as conducted on the Closing Date with respect to Borrowers' Equipment which does not exceed $6,000,000 in aggregate in any Fiscal Year.

                  10.18. NEW SUBSIDIARIES. Trend-Lines shall not, directly or indirectly, organize or acquire any Subsidiary other than those listed on
SCHEDULE 10.18.

                  10.19. RESTRICTED INVESTMENTS. Neither Trend-Lines nor any of its Subsidiaries shall make any Restricted Investment. 10.20. CAPITAL EXPENDITURES. Neither Trend-Lines nor any of its Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by Trend-Lines and its Subsidiaries during any Fiscal Year would exceed $6,000,000; PROVIDED, HOWEVER, that, if all or a portion of the amount of the amount of Capital Expenditures permitted during any Fiscal Year is not expended, such amount may be expended during the following Fiscal Year.

                  10.21. [INTENTIONALLY LEFT BLANK].

                  10.22. INTEREST COVERAGE RATIO. For the fiscal quarters indicated below, Trend-Lines on a consolidated basis shall maintain an Interest Coverage Ratio, determined as of the last day of such fiscal quarter, of not less than the amount set forth below:

                                                          RATIO
                                                          -----

         Two Fiscal Quarters ending February            2.00:1.00
         28, 1999

         Three Fiscal Quarters ending May 31,           2.00:1.00
         1999

                  Thereafter, Trend-Lines on a consolidated basis shall maintain an Interest Coverage Ratio, determined as of the last day of each fiscal quarter set forth below for the preceding four fiscal quarters ending on such last day, of not less than the amount set forth below:

         Second Quarter 1999 and each fiscal            2.00:1.00
         quarter thereafter

                  10.23. [INTENTIONALLY LEFT BLANK.

                  10.24. INTENTIONALLY LEFT BLANK.

                  10.25. [INTENTIONALLY LEFT BLANK.

                  10.26. NEW STORE OPENINGS. Effective October 1, 1998 and for the balance of the Fiscal Year ending February 27, 1999, or any Fiscal Year thereafter, the Borrowers may only enter into new commitments to open, or in connection with opening, more than 10 new stores if daily average unused Availability for the 30 consecutive day period immediately prior to entering into any such commitment exceeds $5,000,000; PROVIDED, HOWEVER, that (i) a store relocated to a new location shall not be treated as a new store for purposes hereof and (ii) amounts not yet spent under commitments relating to new stores subject to this Section 10.26, shall be deducted in determining compliance with this Section 10.26.

                  10.27. ADJUSTED TANGIBLE NET WORTH. Trend-Lines on a consolidated basis shall maintain Adjusted Tangible Net Worth, determined as of the last day of each fiscal quarter indicated below, of not less than the following amounts:



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

              4th  Fiscal Quarter 1998                         $40,000,000
              1st  Fiscal Quarter 1999                         $40,000,000
              2nd  Fiscal Quarter 1999                         $41,000,000
              3rd  Fiscal Quarter 1999                         $41,000,000
              4th  Fiscal Quarter 1999 and each fiscal
                                  quarter thereafter           $42,000,000

                  10.28. BUY-BACK OF COMMON STOCK. Notwithstanding the provisions of Sections 9.24, 10.8, and 10.19, at any time and from time to time Trend-Lines shall be permitted to repurchase or redeem stock (a "buy-back"), provided that, at the time of any such buy-back, (a) the total cost of all buy-backs from the Closing Date to the date of completion of any such buy-back shall not exceed $4,000,000, (b) no accounts payable by either Borrower shall be more than 30 days past due, (c) after giving effect to such buy-back, the Borrowers' aggregate remaining Availability is not less than $10,000,000 (d) no Event or Event of Default shall exist at the time of such buy-back or after giving effect thereto and (e) Trend-Lines shall have provided Agent with at least three (and not more than five) days prior written notice, which notice shall include a statement as to the amount of such buy-back, the total of all buy-backs after giving effect to such buy-back, a statement that no account payable of the Borrowers is more than 30 days past due and that no Event or Event of Default exists as of the date thereof before or after giving effect to such buy-back.

                  10.29. POST-CLOSING MATTERS. Within (i) 60 days after the Closing Date, the Agent shall have received with respect to each real property on which Inventory is located against which Inventory the relevant lessor may assert a statutory, common law, or contractual lien (as reasonably determined by the Agent), (A) a copy of a current and legally valid, binding and enforceable lease agreement containing a waiver with respect to such lien in form and substance satisfactory to the Agent or (B) a waiver of such lien in form and substance satisfactory to the Agent, provided, however, that the failure of either Borrower to comply with this Section 10.29(i) shall not constitute an Event or Event of Default but the Agent may, in its sole and absolute discretion, establish a Rental Reserve with respect to the relevant property until such time as the Agent receives such waiver and (ii) 30 days after the Closing Date the Agent shall have received the Seabrook Mortgage and a current ALTA form of mortgage title insurance policy from a company, and in form and substance,' acceptable to the Agent, insuring the lien of the Seabrook Mortgage as a first Lien on the Seabrook Premises in such amounts and subject only to such exceptions and exclusions as are acceptable to the Agent and insuring unconditionally against all possible contractors', suppliers' and mechanics' lien claims, such commitment to contain a complete copy of each easement, restriction, limitation, or condition of title which is referred to therein that burdens or benefits the Seabrook Premises.

                  10.30. FURTHER ASSURANCES. The Borrowers shall execute and deliver, or cause to be executed and delivered, to the Agent such documents and agreements, and shall take or



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

cause to be taken such actions, as the Agent may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents.

         11. CONDITIONS PRECEDENT.

                  11.1. CONDITIONS PRECEDENT TO EFFECTIVENESS. This Agreement shall become effective when, and only when, the following conditions precedent have been satisfied in a manner satisfactory to the Agent (the "Effective Date").

                           (a)  REPRESENTATIONS AND WARRANTIES;  COVENANTS.  The
Borrowers' representations and warranties contained in this Agreement and the other Loan Documents shall be correct and complete and the Borrowers shall have performed and complied with all covenants, agreements, and conditions contained herein and in the other Loan Documents which are required to have been performed or complied with.

                           (b) DELIVERY OF DOCUMENTS.  The Borrowers  shall have
delivered, or caused to be delivered, to the Agent such documents, instruments, agreements, financing statements, consents, evidence of corporate authority, certificates, landlord and/or mortgagee waivers, insurance certificates and loss payee endorsements, opinions of counsel and other writings and covenants as the Agent shall request in connection herewith, duly executed by all parties thereto other than the Agent, and in form and substance satisfactory to the Agent and its counsel.

                           (c) Fees.  The  Borrowers shall have paid in full the
Facility Fee and the Collateral Management Fee.

                           (d) PAYMENT OF FEES AND EXPENSES. The Borrowers shall
have paid all fees and expenses of the Lenders' outside counsel, Harris & Bar-Levav, and all other fees and expenses of the Lenders incurred in connection with any of the Loan Documents and the transactions contemplated thereby.

                           (e) REQUIRED APPROVALS. The Agent shall have received
certified copies of all consents or approvals of any Public Authority or other Person which the Agent determines is required in connection with the transactions contemplated by this Agreement.

                           (f) NO  MATERIAL  ADVERSE  CHANGE.  There  shall have
occurred no material adverse change in Trend-Lines' business, operations, profits, prospects or financial condition or in the Collateral since January 2, 1999, and the Agent shall have received a certificate of Trend-Lines' chief executive officer to such effect.

                           (g)  PROCEEDINGS.  All  proceedings  to be  taken  in
connection with the transactions contemplated by this Agreement, and all documents contemplated in connection herewith, shall be satisfactory in form and substance to the Lenders and their counsel.



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

         Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this SECTION 11.1 have been fulfilled to the satisfaction of such Lender and (ii) the decision of such Lender to ' execute and deliver to the Agent an executed counterpart of this Agreement was made by such Lender independently and without reliance on the Agent or any other Lender as to the satisfaction of any condition precedent set forth in this SECTION 11.1.

                  11.2. CONDITIONS PRECEDENT TO EACH LOAN. The obligation of the Lenders to make each Loan or to provide for the issuance of any Letter of Credit shall be subject to the conditions precedent that on the date of any such extension of credit the following statements shall be true, and the acceptance by either Borrower of any extension of credit (except an Agent Advance or a deemed Loan under Section 4.6) shall be deemed to be a statement to the effect set forth in clauses (a) and (b), with the same effect as the delivery to the Agent and the Lenders of a certificate signed by the chief executive officer and chief financial officer of Trend-Lines, dated the date of such extension of credit, stating that:

                           (a) The representations  and warranties  contained in
this Agreement and the other Loan Documents are correct in all material respects on and as of the date of such extension of credit as though made on and as of such date, except to the extent that the Agent has been notified by Trend-Lines that any representation or warranty is not correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty; and

                           (b) No Event or Event of Default has  occurred and is
continuing or would result from such extension of credit.

         12. DEFAULT; REMEDIES.

                  12.1. EVENTS OF DEFAULT. It shall constitute an event of default ("EVENT OF DEFAULT") if any one or more of the following shall occur for any reason:

                           (a) failure to make payment of  principal,  interest,
fees or premium on any of the Obligations when due;

                           (b) any  representation  or  warranty  made or deemed
made by either Borrower in this Agreement, any of the other Loan Documents, any Financial Statement, or any certificate furnished by either Borrower or any Subsidiary at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date when made, deemed made, or furnished;

                           (c) the  Borrowers  shall (i) fail to comply with any
of the covenants set forth in Article 10 (other than Sections 10.1, 10.2, 10.3, 10.4, 10.5 or 10.6) or Article 8 or (ii) fail to comply with any of the covenants set forth in Sections 10.1, 10.2, 10.5 or 10.6 if such



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

failure shall have existed for more than 30 (or 10 days for Section 10.4) after the date that such Borrower discovers, or reasonably should have discovered, such failure; PROVIDED, HOWEVER, that, to the extent that any covenant in
Section 8 specifies the number of days within which a Borrower must comply with any reporting requirement therein, such failure shall have existed for the number of days specified in such covenant plus five days.

                           (d) except as  provided in Section  12.1(c),  default
shall occur in the observance or performance of any of the covenants and agreements contained in this Agreement, the Mortgages, the other Loan Documents, or any other agreement entered into at any time to which either Borrower and the Lenders are a party, or if any such agreement or document shall terminate (other than in accordance with its terms or with the written consent of the Agent and the Majority Lenders) or become void or unenforceable without the written consent of the Agent and the Majority Lenders or any event of default as defined therein shall occur.

                           (e)  default  shall  occur  in  the  payment  of  any
principal or interest on any indebtedness for borrowed money (other than the Obligations) beyond any period of grace provided with respect thereto;

                           (f) Trend-Lines or any Subsidiary  shall:  (i) file a
voluntary petition in bankruptcy or file a voluntary petition or an answer or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the Federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, action or proceeding; (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, trustee or similar officer for it or for all or any part of its Property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due;

                           (g) an  involuntary  petition  shall  be  filed or an
action or proceeding otherwise commenced seeking reorganization, arrangement or readjustment of Trend-Lines' or any Subsidiary's debts or for any other relief under the Federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency act or law, state or federal, now or hereafter existing and such petition, action or proceeding shall not be dismissed within 60 days from such filing or commencement, provided that the Lenders shall have no obligation to make any Revolving Loans or obtain any Letters of Credit during such 60-day grace period;

                           (h) a receiver, assignee,  liquidator,  sequestrator,
custodian, trustee or similar officer for Trend-Lines or any Subsidiary or for all or any part of their Property shall be appointed involuntarily; or a warrant of attachment, execution or similar process shall be issued against any part of the Property of Trend-Lines or any Subsidiary and such waiver, execution or process shall not be released or fully bonded within 30 days of its issuance, provided that the Lenders shall have no obligation to make any Revolving Loans or obtain any Letters of Credit during such 30-day grace period;



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

                           (i)  Trend-Lines  or  any  Subsidiary  shall  file  a
certificate of dissolution under applicable state law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

                           (j)  all  or  any  part  of the  Property  of  either
Borrower shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such Property or of either Borrower shall be assumed by any Public Authority or any court of competent jurisdiction at the instance of any Public Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

                           (k)  any  guaranty  of  the   Obligations   shall  be
terminated, revoked or declared void or invalid;

                           (l) one or more final  judgments  for the  payment of
money aggregating in excess of $500,000 (whether or not covered by insurance) shall be rendered against Trend-Lines or any Subsidiary and Trend-Lines or such Subsidiary shall fail to discharge the same within 30 days from the date of notice of entry thereof or to appeal therefrom;

                           (m) any loss,  theft,  damage or  destruction  of any
item or items of Collateral occurs which: (i) materially and adversely affects the operation of either Borrower's business or (ii) is material in amount and is not adequately covered by insurance;

                           (n) Trend-Lines shall cease to own 100% of the voting
stock of Post Tool or any person other than Stanley Black, Emilia F. Black, his spouse, and his or her respective Affiliates shall own more than 50% of the voting stock of Trend-Lines or have the power to control (such term having the meaning given to it in the definition of Affiliate herein) the Board of Directors of Trend-Lines. (o) any event or condition shall occur or exist with respect to a Plan that could, in the Agent's reasonable judgment, subject Trend-Lines or any Subsidiary to any tax, penalty or liability under ERISA, the Code or otherwise which in the aggregate is material in relation to the business, operations, Property or financial or other condition of either Borrower; or

                           (p)  there  occurs  any  material  adverse  change in
either Borrower's Property, business, operations, or condition (financial or otherwise).

                  13. REMEDIES. If an Event of Default exists, the Agent may, in its discretion, and shall, at the direction of the Majority Lenders, do one or more of the following at any time or times and in any order, without notice to or demand on the Borrower: (i) reduce the Total Facility, or the advance rates against Eligible Inventory used in computing the Availability, or reduce one or more of the other elements used in computing the Availability; (ii) restrict the amount of or refuse to make Revolving Loans; and (iii) restrict or refuse to arrange for or



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

provide Letters of Credit. If an Event of Default exists, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on the Borrower: (a) terminate the Commitments and this Agreement; (b) declare any or all Obligations to be immediately due and payable; PROVIDED, HOWEVER, that upon the occurrence of any Event of Default described in SECTIONS 12.1(F), 12.1(G), 12.1(H) OR 12.1(I), the Commitments shall automatically and immediately expire and all Obligations shall automatically become immediately due and payable without notice or demand of any kind; and (c) pursue its other rights and remedies under the Loan Documents and applicable law.

                           (a) If an  Event of  Default  exists:  (i) the  Agent
shall have for the benefit of the Lenders, in addition to all other rights of the Agent and Lenders, the rights and remedies of a secured party under the UCC;
(ii) the Agent may, at any time, take possession of the Collateral and keep it on either Borrower's premises, at no cost to Agent, or remove any part of it to such other place or places as the Agent may desire, or a Borrower shall, upon the Agent's demand, at such Borrower's cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; and (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale. Without in any way requiring notice to be given in the following manner, the Borrowers agree that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC or otherwise, shall constitute reasonable notice to the relevant Borrower if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least five days prior to such action to the Borrower's address specified in or pursuant to SECTION 17.11. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receives payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to either Borrower. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, the Borrowers irrevocably waive: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required; (b) any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or, final judgment. The Borrowers agree that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, each Borrower's labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and each Borrower's rights under all licenses and all franchise agreements shall inure to the Agent's benefit. The proceeds of sale shall be applied first to all expenses of sale, including, without limitation, attorneys' fees and second, in whatever order the Agent elects, to all Obligations. The Agent will return any excess to relevant



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Borrower  or such other  Person as shall be  legally  entitled  thereto  and the
Borrowers shall remain liable for any deficiency.

                           (b) If an  Event of  Default  occurs,  the  Borrowers
hereby waive (i) all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing, and
(ii) all rights of set-off and counterclaim against Agent.

                           (c) If the Agent  terminates  this  Agreement upon an
Event of Default, the Borrower shall pay the Agent, immediately upon termination, an early termination penalty equal to the early termination fee that would have been payable under SECTION 14 if this Agreement had been terminated on that date pursuant to the Borrowers election.

         14. TERM AND TERMINATION. This Agreement shall expire on the Stated Termination Date unless terminated or automatically extended as provided in this Section. This Agreement shall automatically be renewed thereafter for successive one-year terms, unless this Agreement is terminated as provided below. The Agent and the Borrowers shall have the right to terminate this Agreement, without premium or penalty, at the end of the initial term or at the end of any renewal term by giving the other written notice not less than 60 days prior to the end of such term by registered or certified mail. The Borrowers may also terminate this Agreement at any time during its initial term or any successive renewal term if: (a) they give the Agent 60 days' prior written notice of termination by registered or certified mail; and (b) they pay and perform all Obligations on or prior to the effective date of termination. The Agent may also terminate this Agreement without notice upon an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations shall become immediately due and payable and the Borrowers shall immediately arrange for the cancellation of Letters of Credit and BankBoston Letters of Credit then outstanding. Notwithstanding the termination of this Agreement, until all Obligations are paid and performed in full, the Agent shall retain all its rights and remedies hereunder (including, without limitation, in all then existing and after-arising Collateral).

         15. AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

                  15.1. NO WAIVERS; CUMULATIVE REMEDIES. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among the Borrower and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Borrower of any provision of this Agreement. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Under may have.



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

                  15.2. AMENDMENTS AND WAIVERS. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Borrower therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and the Borrower and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; PROVIDED, HOWEVER, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Borrower and acknowledged by the Agent, do any of the following:

                           (a) increase or extend the Commitment of any Lender;

                           (b)   postpone  or  delay  any  date  fixed  by  this
Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

                           (c) reduce the  principal of, or the rate of interest
specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

                           (d) change the  percentage of the  Commitments  or of
the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

                           (e) increase any of the  percentages set forth in the
definition of Availability, Borrowing Base and Sub-facility;

                           (f)  amend  this  Section  or  any  provision  of the
Agreement providing for consent or other action by all Lenders;

                           (g) release  Collateral  other than as  permitted  by
SECTION 16.12;

                           (h) change the  definitions of "Majority  Lenders" or
"Required Lenders";

and, PROVIDED FURTHER, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document.

                  15.3. ASSIGNMENTS; PARTICIPATIONS.

                           (a) Any Lender may,  with the written  consent of the
Agent, assign and delegate to one or more assignees (provided that no written consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "ASSIGNEE") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $10,000,000 or, if less, the entire amount of such Lender's Commitment; PROVIDED, HOWEVER,



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that the Borrower  and the Agent may  continue to deal solely and directly  with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrower and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrower and the Agent an Assignment and Acceptance in the form of EXHIBIT D ("ASSIGNMENT AND ACCEPTANCE") together with any Note or Notes subject to such assignment and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,000.

                           (b) From and after  the date that the Agent  notifies
the assignor Lender that it has received an executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

                           (c) By executing and  delivering  an  Assignment  and
Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or the performance or observance by the Borrower of any of its obligations under this Agreement or any other Loan Document furnished pursuant hereto; (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (4) such Assignee will, independently and without reliance upon the Agent, -such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (5) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (6) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.



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

                           (d) Within  five  Business  Days after its receipt of
notice by the Agent that it has received an executed Assignment and Acceptance and payment of the processing fee, the Borrower shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and, if the assignor Lender has retained a portion of its Loans and its Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by such Lender). Immediately upon each Assignee's making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender PRO TANTO.

                           (e) Any  Lender  may at any time  sell to one or more
commercial banks, financial institutions, or other Persons not Affiliates of the Borrower (a "PARTICIPANT") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; PROVIDED, HOWEVER, that (i) the originating Lender's obligations under this Agreement shall remain unchanged,
(ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent and subject to the same limitation as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

                           (f)  Notwithstanding  any  other  provision  in  this
Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement and any Note held by it in favor of any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section203.14, and such Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

         16. THE AGENT

                  16.1.  APPOINTMENT  AND  AUTHORIZATION.   Each  Lender  hereby
designates and appoints BankAmerica Business Credit, Inc. as the Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to



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

exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this SECTION 16. The provisions of this
SECTION 16 are solely for the benefit of the Agent and the Lenders and the Borrower shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including, without limitation, (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Availability, (b) the making of Agent Advances pursuant to SECTION 2.2(I), and (c) the exercise of remedies pursuant to SECTION 13, and any action so taken or not taken shall be deemed consented to by the Lenders.

                  16.2. DELEGATION OF DUTIES. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

                  16.3. LIABILITY OF AGENT. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Borrower or any Subsidiary or Affiliate of the Borrower, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of the Borrower or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this



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

Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower or any of the Borrower's Subsidiaries or Affiliates.

                  16.4. RELIANCE BY AGENT. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Borrower), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

                           (b) For purposes of determining  compliance  with the
conditions specified in SECTION 11.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or' satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

                  16.5. NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Event or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Borrower referring to this Agreement, describing such Event or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Event or Event of Default as may be requested by the Majority Lenders in accordance with SECTION 13; PROVIDED, HOWEVER, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event or Event of Default as it shall deem advisable.

                  16.6. CREDIT DECISION. Each Lender acknowledges that none of the Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Borrower and its Affiliates, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates,



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

and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Borrower and its Affiliates. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Borrower and its Affiliates which may come into the possession of any of the Agent-Related Persons.

                  16.7. INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrower and without limiting the obligation of the Borrower to do so), pro rata, from and against any and all Indemnified Liabilities as such term is defined in SECTION 17.12; PROVIDED, HOWEVER, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrower. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

                  16.8. AGENT IN INDIVIDUAL CAPACITY. BABC and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Borrower and its Subsidiaries and Affiliates as though BABC were not the Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, BABC or its Affiliates may receive information regarding the Borrower or its Affiliates (including information that may be subject to confidentiality obligations in favor of the Borrower or such Subsidiary) and acknowledge that the Agent shall be under no obligation to provide such information to them.. With respect to its Loans, BABC shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include BABC in its individual capacity.



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

                  16.9. SUCCESSOR AGENT. The Agent may resign as Agent upon 30 days' notice to the Lenders and the Borrower. In the event BABC sells all of its Commitments and Revolving Loans as part of a sale, transfer or other disposition by BABC of substantially all of its loan portfolio, BABC shall resign as Agent and such purchaser or transferee shall become the successor Agent hereunder. If the Agent resigns under this Agreement, subject to the proviso in the preceding sentence, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this SECTION 16 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above. Notwithstanding any provision in this Agreement to the contrary, (i) BABC may assign or transfer its Commitments and Revolving Loans and other interests to Bank of America, (ii) Bank of America may become successor agent under this Agreement, and (iii) in the event that BABC assigns all of its Loans to an Affiliate, such Affiliate shall automatically become the successor agent hereunder upon the effective date of such assignment, in each case, without the consent of the Lenders, the Majority Lenders or the Borrowers.

                  16.10. WITHHOLDING TAX. (a) If any Lender is a "foreign corporation, partnership or trust" within the meaning of the Code and such Lender claims exemption from, or a reduction of, U.S. withholding tax under Sections 1441 or 1442 of the Code, such Lender agrees with and in favor of the Agent, to deliver to the Agent:

                                    (i) if such Lender claims an exemption from,
or a reduction of, withholding tax under a United States tax treaty, properly completed IRS Forms 1001 and W-8 before the payment of any interest in the first calendar year and before the payment of any interest in each third succeeding calendar year during which interest may be paid under this Agreement;

                                    (ii) if such  Lender  claims  that  interest
paid under this Agreement is exempt from United States withholding tax because it is effectively connected with a United States trade or business of such Lender, two properly completed and executed copies of IRS Form 4224 before the payment of any interest is due in the first taxable year of such Lender and in each succeeding taxable year of such Lender during which interest may be paid under this Agreement, and IRS Form W-9; and



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

                                    (iii)  such  other  form or  forms as may be
required under the Code or other laws of the United States as a condition to exemption from, or reduction of, United States withholding tax.

Such Lender agrees to promptly notify the Agent of any change in circumstances which would modify or render invalid any claimed exemption or reduction.

                           (b) If any Lender claims exemption from, or reduction
of, withholding tax under a United States tax treaty by providing IRS Form 1001 and such Lender sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to notify the Agent of the percentage amount in which it is no longer the beneficial owner of Obligations of the Borrower to such Lender. To the extent of such percentage amount, the Agent will treat such Lender's IRS Form 1001 as no longer valid.

                           (c) If any  Lender  claiming  exemption  from  United
States withholding tax by filing IRS Form 4224 with the Agent sells, assigns, grants a participation in, or otherwise transfers all or part of the Obligations of the Borrower to such Lender, such Lender agrees to undertake sole responsibility for complying with the withholding tax requirements imposed by Sections 1441 and 1442 of the Code.

                           (d) If any Lender is entitled  to a reduction  in the
applicable withholding tax, the Agent may withhold from any interest payment to such Lender an amount equivalent to the applicable withholding tax after taking into account such reduction. If the forms or other documentation required by subsection (a) of this Section are not delivered to the Agent, then the Agent may withhold from any interest payment to such Lender not providing such forms or other documentation an amount equivalent to the applicable withholding tax.

                           (e) If the IRS or any other Governmental Authority of
the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all -amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

                  16.11. [INTENTIONALLY LEFT BLANK.

                  16.12. COLLATERAL MATTERS.



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

                           (a) The  Lenders  hereby  irrevocably  authorize  the
Agent, at its option and in its sole discretion, to release any Agent's Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by the Borrower of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such obligations are due) and all other Obligations; (ii) constituting property being sold or disposed of if the Borrower certifies to the Agent that the sale or disposition is made in compliance with SECTION 10.7 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which the Borrower owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to the Borrower under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; PROVIDED that the Agent may, in its discretion, release the Agent's Liens on Collateral valued in the aggregate not in excess of $5,000,000 in any one-year period without the prior written authorization of the Lenders. Upon request by the Agent or the Borrower at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this SECTION 16.12.

                           (b) If  authorized,  and upon at least five  Business
Days' prior written request by the Borrower, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; PROVIDED, HOWEVER, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Borrower in respect of) all interests retained by the Borrower, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

                           (c) The Agent shall have no obligation  whatsoever to
any of the Lenders to assure that the Collateral exists or is owned by the Borrower or is cared for, protected or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

                  16.13. RESTRICTIONS ON ACTIONS BY LENDERS; SHARING OF PAYMENTS. (a) Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the



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Obligations, any amounts owing by such Lender to the Borrower or any accounts of the Borrower now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this
Agreement  or  against  the  Borrower,   including,   without  limitation,   the
commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

                           (b) If at any time or times any Lender shall  receive
(i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of the Borrower to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the -Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; PROVIDED, HOWEVER, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

                  16.14. AGENCY FOR PERFECTION. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

                  16.15. PAYMENTS BY AGENT TO LENDERS. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer 'or internal transfer of immediately available funds to:

if to BABC:

         Bank:    Bank of America NT&SA
                  1850 Gateway Blvd
                  Concord, CA 94520
                  ABA Number:       121000358
                  Account Number:   12353-03848



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

                  Account Name:     BankAmerica Business Credit, Inc.
                  Attention:        Sergio Marin
                  Reference:        Trend-Lines

if to Foothill Capital Corporation:

         Bank:    The Chase Manhattan Bank
                  New York, New York
                  Account Number:   323-266193
                  ABA Number:       021000021
                  Credit:           Foothill Capital Corporation
                  Reference:        Trend-Lines

if to Transamerica Business Credit Corporation:

         Bank:    First National Bank of Chicago
                  Account Number:   52-97184
                  ABA Number:       071000013
                  Account Name:     Transamerica Business Credit Corp.
                  Attention:        R. Bizzaro
                  Reference:        Trend-Lines

or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans, Term Loans or otherwise.

                  16.16. CONCERNING THE COLLATERAL AND THE RELATED LOAN DOCUMENTS. Each Lender authorizes and directs the Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the ratable benefit of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent, Majority Lenders or Required Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Agent, the Majority Lenders, or the Required Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

                  16.17. FIELD AUDIT AND EXAMINATION REPORTS; DISCLAIMER BY LENDERS. By signing this Agreement, each Lender:

                           (a) is  deemed  to  have  requested  that  the  Agent
furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by the Agent;

                           (b) expressly  agrees and  acknowledges  that neither
BABC nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

                           (c)  expressly  agrees  and  acknowledges   that  the
Reports are not comprehensive audits or examinations, that the Agent or other party performing any audit or examination will inspect only specific information regarding the Borrower and will rely significantly upon the Borrower's books and records, as well as on representations of the Borrower's personnel;

                           (d)  agrees  to keep  all  Reports  confidential  and
strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

                           (e)  without  limiting  the  generality  of any other
indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to the Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of the Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including, without limitation attorney costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

                  16.18. RELATION AMONG LENDERS. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

         17. MISCELLANEOUS.

                  17.1. CUMULATIVE REMEDIES; NO PRIOR RECOURSE TO Collateral. The enumeration herein of the Agent's rights and remedies is not intended to be exclusive, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Agent may have under the UCC or other applicable law. The Agent shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative. The Agent may, without limitation, proceed directly against the Borrowers or either of them to collect the Obligations without any prior recourse to the Collateral.

                  17.2. NO IMPLIED WAIVERS. No act, failure or delay by the Agent shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Agent of any provision of this Agreement or any other Loan Document, or of breach or default hereunder or thereunder, or of any right or remedy which the Agent may have, shall operate as a waiver of any other provision, breach, default, right or remedy or of the same provision, breach, default, right or remedy on a future occasion. No waiver by the Agent shall affect its rights to require strict performance of this Agreement.

                  17.3. SEVERABILITY. If any provision of this Agreement shall be prohibited or invalid, under applicable law, it shall be in effective only to such extent, without invalidating the remainder of this Agreement.

                  17.4. GOVERNING LAW. This Agreement shall be deemed to have been made in the State of New York and shall be governed by and interpreted in accordance with the laws of such state, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

                  17.5. CONSENT TO JURISDICTION AND VENUE; SERVICE OF Process. The Borrower agrees that, in addition to any other courts that may have jurisdiction under applicable laws, any action or proceeding to enforce or arising out of this Agreement or any of the other Loan Documents may be commenced in the Supreme Court of the State of New York for New York County, or in the United States District Court for the Southern District of New York, and the Borrowers consent and submit in advance to such jurisdiction and agree that venue will be proper in such courts on any such matter. The Borrowers hereby waive personal service of process and agree that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to the Borrowers. Should a Borrower fail to appear or answer any summons, complaint, process or papers so served within 30 days after the mailing or other service thereof, such Borrower shall be deemed in default and an order or judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The choice of forum set forth in this section shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Agreement to enforce the same, in any appropriate jurisdiction.

                  17.6. WAIVER OF JURY TRIAL. EACH BORROWER HEREBY WAIVES TRIAL BY JURY, RIGHTS OF SETOFF, AND THE RIGHT TO IMPOSE COUNTERCLAIMS IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO OR THERETO, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING, BETWEEN SUCH BORROWER AND THE LENDERS. EACH BORROWER CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

                  17.7. [INTENTIONALLY LEFT BLANK].



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

                  17.8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of each Borrower's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lender or their respective agents.

                  17.9. OTHER SECURITY AND GUARANTIES. The Agent may, without notice or demand and without affecting either Borrower's obligations hereunder, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such -collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

                  17.10. FEES AND EXPENSES. The Borrowers shall pay to the Agent for its benefit on demand all costs and expenses that the Agent pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Agreement and the other Loan Documents, including, without limitation: (a) attorneys' and paralegal's fees and disbursements of counsel to the Agent (including, without limitation, a reasonable estimate of the allocable cost of in-house counsel and staff) ; (b) costs and expenses, including, without limitation, attorneys' and paralegals' fees and disbursements (including, without limitation, a reasonable estimate of the allocable cost of in-house counsel and staff) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) Taxes, fees and other charges for recording the mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Security Interest; (e) sums paid or incurred to pay any amount or take any action required of either Borrower under the Loan Documents that such Borrower fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including, without limitation, travel, lodging, and meals together with an allocated charge equal to its then customary per them fee (currently $750) per day for each auditor employed by the Lender for inspections of the Collateral and the Borrower's operations; (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; (h) costs and expenses of preserving and protecting the Collateral; and (i) costs and expenses, including, without limitation, attorneys' and paralegals' fees and disbursements (including, without limitation, a reasonable estimate of the allocable cost of in-house counsel and staff) paid or incurred to obtain payment of the Obligations, enforce the Security Interest, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent of any Lender arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers. All of the foregoing costs and expenses shall be charged to the relevant Borrower's loan account as Reference Rate Loans.

                  17.11. NOTICES. Except as otherwise provided herein, all notices, demands, and requests that either party is required or elects to give to the other shall be in writing, shall be delivered personally against receipt, or sent by recognized overnight courier services, or mailed by registered or certified mail, return receipt requested, postage prepaid, and shall be addressed to the party to be notified as follows:

         If to the Lender:          BankAmerica Business Credit, Inc.
                                    40 East 52nd Street
                                    New York, New York 10022
                                    Attention: Division Manager

         with a copy to:            Bank of America NT&SA, Legal Department
                                    335 Madison Avenue
                                    New York, New York 10017
                                    Attention: Jerry M. Saccone

                                               -and-

                                    Harris & Bar-Levav
                                    One Battery Park Plaza, 27th Floor
                                    New York, New York 10004
                                    Attention: Homer L. Harris

         If to Trend-Lines:         Trend-Lines, Inc.
                                    135 American Legion Highway
                                    Revere, MA 02151
                                    Attention: Chief Financial Officer

         with a copy to:            Robinson & Cole LLP
                                    One Boston Place
                                    Boston, MA 02108-4404
                                    Attention: David A. Garbus, Esq.

         If to Post Tool:           Post Tool, Inc.
                                    135 American Legion Highway
                                    Revere, MA 02151
                                    Attention: Chief Financial Officer

         with a copy to:            Robinson & Cole LLP
                                    One Boston Place
                                    Boston, MA 02108-4404
                                    Attention: David A. Garbus, Esq.

or to such other address as each party may designate for itself by like notice. Any such notice, demand, or request shall be deemed given when received if personally delivered or sent by overnight courier, or when deposited in the United States mails, postage paid, if sent by registered or certified mail.


                  17.12. INDEMNIFICATION. EACH BORROWER HEREBY INDEMNIFIES, DEFENDS AND HOLDS EACH LENDER, AND ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND COUNSEL, HARMLESS FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES, DEFICIENCIES, JUDGMENTS, PENALTIES OR EXPENSES IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THEM, WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL, ARISING OUT OF OR BY REASON OF ANY LITIGATION, INVESTIGATIONS, CLAIMS, OR PROCEEDINGS (WHETHER BASED ON ANY FEDERAL, STATE OR LOCAL LAWS OR OTHER STATUTES OR REGULATIONS, INCLUDING, WITHOUT LIMITATION, SECURITIES, ENVIRONMENTAL, OR COMMERCIAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITY, OR IN CONTRACT OR OTHERWISE) COMMENCED OR THREATENED, WHICH ARISE OUT OF OR ARE IN ANY WAY BASED UPON THE NEGOTIATION, PREPARATION, EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE OR ADMINISTRATION OF THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY UNDERTAKING OR PROCEEDING RELATED TO ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR ANY ACT, OMISSION TO ACT, EVENT OR TRANSACTION RELATED OR ATTENDANT THERETO, INCLUDING, WITHOUT LIMITATION, AMOUNTS PAID IN SETTLEMENT, COURT COSTS, AND THE FEES AND EXPENSES OF COUNSEL REASONABLY INCURRED IN CONNECTION WITH ANY SUCH LITIGATION, INVESTIGATION, CLAIM OR PROCEEDING AND FURTHER INCLUDING, WITHOUT LIMITATION, ALL LOSSES, DAMAGES (INCLUDING, WITHOUT LIMITATION, CONSEQUENTIAL DAMAGES), EXPENSES OR LIABILITIES SUSTAINED BY THE LENDERS IN CONNECTION WITH ANY ENVIRONMENTAL INSPECTION, MONITORING, SAMPLING, OR CLEANUP OF THE ENCUMBERED REAL ESTATE REQUIRED OR MANDATED BY ANY ENVIRONMENTAL LAW (ALL OF THE FOREGOING, COLLECTIVELY, THE "INDEMNIFIED LIABILITIES"); PROVIDED, HOWEVER, THAT NEITHER BORROWER SHALL INDEMNIFY THE LENDERS OR ITS DIRECTORS, OFFICERS, AGENTS, EMPLOYEES AND COUNSEL FROM SUCH INDEMNIFIED LIABILITIES RESULTING FROM THEIR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Without limiting the foregoing, if, by reason of any suit or proceeding of any kind, nature, or description against a Borrower, or by a Borrower or any other party against the Agent, which in the Agent's sole discretion makes it advisable for the Agent to seek counsel for protection and preservation of its liens and security assets, or to defend its own interest, such expenses and counsel fees shall be allowed to the Agent. To the extent that the undertaking to indemnify, pay and hold harmless set forth in this SECTION 17.12 may be unenforceable because it is violative of any law or public policy, the Borrowers shall contribute the maximum portion which they are permitted to pay and satisfy under applicable law, to the payment and satisfaction of all



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

indemnified matters incurred by Agent. The foregoing indemnity shall survive the payment of the Obligations and the termination of this Agreement. All of the foregoing costs and expenses shall be part of the Obligations and secured by the Collateral.

                  17.13. WAIVER OF NOTICES. Unless otherwise expressly provided herein, the Borrowers waive presentment, protest and notice of demand or dishonor and protest as to any instrument, as well as any and all other notices to which they might otherwise be entitled. No notice to or demand on a Borrower which the Agent or any Lender may elect to give shall entitle either Borrower to any or further notice or demand in the same, similar or other circumstances.

                  17.14. BINDING EFFECT; ASSIGNMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors and assigns of the parties hereto; provided, however, that no interest herein may be assigned by either Borrower without the prior written consent of the Agent and each Lender. The rights and benefits of the such persons hereunder shall, if the Agent so agrees, inure to any party acquiring any interest in the Obligations or any part thereof.

                  17.15. INDEMNITY OF THE AGENT AND THE LENDERS BY THE BORROWERS. This Agreement is intended by the Borrowers and the Agent and each Lender to be the final, complete, and exclusive expression of the agreement among them. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements between the parties. No modification, rescission, waiver, release, or amendment of any provision of this Agreement shall be made, except by a written agreement signed by the Borrowers and a duly authorized officer of the Agent and each Lender.

                  17.16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by the Agent and the Borrowers in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

                  17.17. CAPTIONS. The captions contained in this Agreement are for convenience only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

                  17.18. RIGHT OF SET-OFF. In addition' to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to the Borrower, any such notice being waived by the Borrower to the fullest extent permitted by law, to set off and apply any and all deposits (general or special time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender to or for the credit or the account of the Borrower against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Borrower and the Agent after any such set-off and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE BORROWER HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

                  17.19. PARTICIPATING AGENT'S SECURITY INTERESTS. The Agent may, without notice to or consent by the Borrowers, grant one or more participations in the Loans to Participating Agents. If a Participating Agent shall at any time with the Borrowers' knowledge participate with the Agent in the Loans, the Borrowers hereby grant to such Participating Agent, and the Agent and such Participating Agent shall have and are hereby given, a continuing lien on and security interest in any money, securities and other property of the Borrowers in the custody or possession of the Participating Agent, including, without limitation, the right of setoff, to the extent of the Participating Agent's participation in the Obligations, and such Participating Agent shall be deemed to have the same right of setoff to the extent of such Participating Agent's participation in the Obligations under this Agreement as it would have if it were a direct lender.

                  17.20. JOINT AND SEVERAL LIABILITY. The liability of the Borrowers for all of the Obligations shall be joint and several regardless of which Borrower actually receives loans or other extensions of credit hereunder or the amount of such loans received or the manner in which the Agent accounts for such loans or other extensions of credit on its books and records. Each Borrower's Obligations with respect to Revolving Loans made to it or Letters of Credit issued for its account, and related fees, costs and expenses, and each Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder, with respect to Revolving Loans made to the other Borrower hereunder or Letters of Credit issued for the account of the other Borrower hereunder, together with the related fees, costs and expenses, shall be separate and distinct obligations, all of which are primary obligations of each Borrower.

         Each Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to loans or other extensions of credit made to the other Borrower hereunder shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity of enforceability, avoidance or subordination of the Obligations of the other Borrower or of any promissory note or other document evidencing all of any part of the Obligations of the other Borrower, (ii) the absence of any attempt to collect the Obligations from the other Borrower, any other guarantor, or any other security therefor, or the absence of any other action to enforce the same,
(iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Agent with respect to any provision of any instrument evidencing the Obligations of the other Borrower, or any part thereof, or any other agreement now or hereafter executed by the other Borrower and delivered to the Agent, (iv) the failure by the Agent to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of the other Borrower, (v) the Agent's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by the other Borrower, as



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debtor-in-possession  under  Section  364  of the  Bankruptcy  Code,  (vii)  the disallowance of all or any portion of the Agent's claim(s) for repayment of the Obligations of the other Borrower under Section 502 of the Bankruptcy Code, or
(viii) any other circumstance which might constitute a legal or equitable discharge or defense of a guarantor or of the other Borrower.

         Each Borrower (the "First Borrower") hereby irrevocably agrees that it will not bring any "claims" (as defined in Section 101(5) of the Bankruptcy
Code) against the other Borrower to which the First Borrower is or would at any time be otherwise entitled by virtue of its obligations under this Agreement or under any of the Loan Documents, including, without limitation, any right of subrogation (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), reimbursement, contribution, exoneration or other similar right against the other Borrower until such time as all of the Obligations have been satisfied in full and this Agreement shall have terminated in accordance with its terms.

         Upon any Event of Default, the Agent may, at its sole election, proceed directly and at once, without notice, against either Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against the other Borrower or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that the Agent shall be under no obligation to marshall any assets in favor of such Borrower or against or in payment of any or all of the Obligations.

                         [SIGNATURES ON FOLLOWING PAGE]





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


         IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                        "BORROWERS"

                                        TREND-LINES, INC.


                                        By:
                                           -----------------------------
                                             Name:  STAN BLACK
                                             Title: CEO

                                        POST TOOL, INC.


                                        By:
                                           -----------------------------
                                             Name:  STAN BLACK
                                             Title: CEO

                                        "AGENT"

                                        BANKAMERICA BUSINESS CREDIT, INC.,
                                        as the Agent


                                        By:
                                           -----------------------------
                                             Name:  William J. Wilson
                                             Title: Sr. Account Executive

                                        "LENDERS"

Commitment: $50,000,000                 BANKAMERICA BUSINESS CREDIT, INC., as a
                                        Lender


                                        By:
                                           -----------------------------
                                             Name:  William J. Wilson
                                             Title: Sr. Account Executive

Commitment: $25,000,000                 FOOTHILL CAPITAL CORPORATION


                                        By:
                                           -----------------------------
                                             Name:  TODD R. NAKAMOTO
                                             Title: V.P.

Commitment: $25,000,000                 TRANSAMERICA BUSINESS CREDIT CORPORATION


                                        By:
                                           -----------------------------
                                             Name:  Michael S. Burns
                                             Title: Sr. Vice Pres.

                                    EXHIBIT D

                  [FORM OF] ASSIGNMENT AND ACCEPTANCE AGREEMENT
                  ---------------------------------------------

         This  ASSIGNMENT  AND  ACCEPTANCE   AGREEMENT  (this   "ASSIGNMENT  AND
ACCEPTANCE")   dated   as   of   ________________,   199__   is   made   between
____________________ (the "ASSIGNOR") and (the "ASSIGNEE").

                                    RECITALS

         WHEREAS, the Assignor is party to that certain Amended and Restated Loan and Security Agreement dated as of ___________, 199__ (as amended, amended and restated, modified, supplemented or renewed, the "CREDIT AGREEMENT") among Trend-Lines, Inc. and Post Tool, Inc., each a Massachusetts corporation (the "Borrowers"), the several financial institutions from time to time party thereto (including the Assignor, the "Lenders "), and BankAmerica Business Credit, Inc., as agent for the Lenders (the "AGENT"). Any terms defined in the Credit Agreement and not defined in this Assignment and Acceptance are used herein as defined in the Credit Agreement;

         WHEREAS, as provided under the Credit Agreement, the Assignor has committed to making Loans (the "COMMITTED LOANS") to the Borrower in an aggregate amount not to exceed $___________ (the "COMMITMENT");

         WHEREAS, the Assignor has made Committed Loans in the aggregate principal amount of $_______________ to the Borrower;

         WHEREAS, [the Assignor has acquired a participation in its pro rata share of the Lenders' liabilities under Letters of Credit in an aggregate principal amount of $_____________ (the "L/C OBLIGATIONS")] [no Letters of Credit are outstanding under the Credit Agreement]; and

         WHEREAS, the Assignor wishes to assign to the Assignee [part of the] [all] rights and obligations of the Assignor under the Credit Agreement in respect of its Commitment, together with a corresponding portion of each of its outstanding Committed Loans and L/C Obligations, in an amount equal to $___________ (the "ASSIGNED AMOUNT") on the terms and subject to the conditions set forth herein and the Assignee wishes to accept assignment of such rights and to assume such obligations from the Assignor on such terms and subject to such conditions;

         NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     1.   ASSIGNMENT AND ACCEPTANCE.

          (a) Subject to the terms and conditions of this Assignment and Acceptance, the (i) Assignor hereby sells, transfers and assigns to the Assignee, and (ii) the Assignee hereby purchases, assumes and undertakes from the Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) ___% (the "ASSIGNEE'S PERCENTAGE SHARE") of (A) the Commitment, the Committed Loans and the L/C Obligations of the Assignor and (B) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Credit Agreement and the Loan Documents.

          (b) With effect on and after the Effective Date (as defined in Section 5 hereof), the Assignee shall be a party to the Credit Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Credit Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Amount. The Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that the Commitment of the Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Amount and the Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement to the extent such obligations have been assumed by the Assignee; provided, however, the Assignor shall not relinquish its rights under Sections ___ and ___ of the Credit Agreement to the extent such rights relate to the time prior to the Effective Date.

          (c) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignee's Commitment will be $_______.

          (d) After giving effect to the assignment and assumption set forth herein, on the Effective Date the Assignor's Commitment will be $_______.

     2.   PAYMENTS.

          (a) As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, the Assignee shall pay to the Assignor on the Effective Date in immediately available funds an amount equal to $_________, representing the Assignee's Pro Rata Share of the principal amount of all Committed Loans.

          (b) The Assignee further agrees to pay to the Agent a processing fee in the amount specified in Section 15.3(a) of the Credit Agreement.

     3.   REALLOCATION OF PAYMENTS.

     Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, and Committed Loans and L/C Obligations shall be for the account of the Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of the Assignee. Each of the Assignor and the Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

     4.   INDEPENDENT CREDIT DECISION.

     The Assignee (a) acknowledges that it has received a copy of the Credit Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrower, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance; and (b) agrees that it will independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Credit Agreement.

     5.   EFFECTIVE DATE: NOTICES.

          (a) As between the Assignor and the Assignee, the effective date for this Assignment and Acceptance shall be __________, 199__ (the "EFFECTIVE DATE"); PROVIDED that the following conditions precedent have been satisfied on or before the Effective Date:

               i) this Assignment and Acceptance shall be executed and delivered by the Assignor and the Assignee;

               [ii) the consent of the Agent required for an effective assignment of the Assigned Amount by the Assignor to the Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;]

               iii) the Assignee shall pay to the Assignor all amounts due to the Assignor under this Assignment and Acceptance;

               iv) the Assignee shall have complied with Section 13.3 of the Credit Agreement;

               v) the  processing  fee referred to in Section 2(b) hereof and in
Section 15.3(a) of the Credit Agreement shall have been paid to the Agent; and

          (b) Promptly following the execution of this Assignment and Acceptance, the Assignor shall deliver to the Borrower and the Agent, for acknowledgment by the Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

     [6.  AGENT. [INCLUDE ONLY IF ASSIGNOR IS AGENT]

          (a) The Assignee hereby appoints and authorizes the Assignor to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the Lenders pursuant to the terms of the Credit Agreement.

          (b) The Assignee shall assume no duties or obligations held by the Assignor in its capacity as Agent under the Credit Agreement.]

     7.   WITHHOLDING TAX.

     The Assignee (a) represents and warrants to the Lender, the Agent and the Borrower that under applicable law and treaties no tax will be required to be withheld by the Agent, the Borrower or the Lender with respect to any payments to be made to the Assignee hereunder, (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to the Assignor, the Agent and the Borrower prior to the time that the Agent or the Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue
Service Form 4224 or U.S. Internal Revenue Service Form 1001 (wherein the Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) or any successor applicable form, as the case may be, and agrees to provide new Forms 4224 or 1001 upon the expiration or obsolescence of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by the Assignee, (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption and (d) agrees to be bound by the provisions of Section 6.1 of the Credit Agreement as if the Assignee were a Lender thereunder.

     8.   REPRESENTATIONS AND WARRANTIES.

          (a) The Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim; (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder; (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

          (b) The Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto. The Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of the Borrower, or the performance or observance by the Borrower, of any of its respective obligations under the Credit Agreement or any other instrument or document furnished in connection therewith.

          (c) The Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approval of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance; and apart from any agreements or undertakings or filings required by the Credit Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iii) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of the Assignee, enforceable against the Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles.

     9.   FURTHER ASSURANCES.

     The Assignor and the Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to the Borrower or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

     10.  MISCELLANEOUS.

          (a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other or further breach thereof.

          (b) All payments made hereunder shall be made without any set-off or counterclaim.

          (c) The Assignor and the Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

          (d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          (e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. The Assignor and the Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in New York over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

          (f) THE ASSIGNOR AND THE ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE CREDIT AGREEMENT, ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

                                                     [ASSIGNOR]

                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           Address:_____________________________
                                                   _____________________________


                                                     [ASSIGNEE]


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________


                                        By:_____________________________________
                                           Name:________________________________
                                           Title:_______________________________

                                           Address:_____________________________
                                                   _____________________________

                SCHEDULE 1 TO ASSIGNMENT AND ACCEPTANCE AGREEMENT

                       NOTICE OF ASSIGNMENT AND ACCEPTANCE
                       -----------------------------------

                                             ______________, 19__

BankAmerica Business Credit, Inc.
40 East 52nd Street
New York, NY 10022
Attn:______________

Re:      Trend-Lines, Inc.
         Post Tool, Inc.
         135 American Legion Highway
         Revere, Massachusetts 02151

         ATTENTION: Chief Financial Officer

Ladies and Gentlemen:

         We refer to the Amended and Restated Loan and Security Agreement dated as of __________, 199_ (as amended, amended and restated, modified, supplemented or renewed from time to time the "CREDIT AGREEMENT") among Trend-Lines, Inc. and Post Tool, Inc. (the "BORROWERS"), the Lenders referred to therein and BankAmerica Business Credit, Inc., as agent for the Lenders (the "AGENT").
Terms defined in the Credit Agreement are used herein as therein defined.

         1. We hereby give you notice of, and request your consent to, the assignment by (the "ASSIGNOR") to (the "ASSIGNEE") of ____% of the right, title and interest of the Assignor in and to the Credit Agreement (including, without limitation, the right, title and interest of the Assignor in and to the Commitments of the Assignor, all outstanding Loans made by the Assignor and the Assignor's participation in the Letters of Credit pursuant to the Assignment and Acceptance Agreement attached hereto (the "ASSIGNMENT AND ACCEPTANCE"). We understand and agree that the Assignor's Commitment, as of ____________, 19__, is



                                      S1-1

$____________, the aggregate amount of its outstanding Loans is $____________, and its participation in L/C Obligations is $__________.

         2. The Assignee agrees that, upon receiving the consent of the Agent to such assignment, the Assignee will be bound by the terms of the Credit Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest in the Credit Agreement.

         3. The following administrative details apply to the Assignee:

                  (A)      Notice Address:______________________________________
                           Assignee name:_______________________________________
                           Address:_____________________________________________
                                   _____________________________________________
                           Attention:___________________________________________
                           Telephone:  (___)_______________________
                           Telecopier: (___)_______________________
                           Telex (Answerback):_____________________

                  (B)      Payment Instructions:

                           Account No.:_________________________________________
                                       At:______________________________________
                                          ______________________________________

                           Reference:___________________________________________
                           Attention:___________________________________________

         4. You are entitled to rely upon the representations, warranties and covenants of each of the Assignor and Assignee contained in the Assignment and Acceptance.



                                      S1-2

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                                        Very truly yours,


                                        [NAME OF ASSIGNOR]


                                        By:_____________________________
                                           Name:
                                           Title:


                                        [NAME OF ASSIGNEE]


                                        By:_____________________________
                                           Name:
                                           Title:

ACKNOWLEDGED AND ASSIGNMENT CONSENTED TO:

BANKAMERICA BUSINESS CREDIT, INC,
AS AGENT


BY:_____________________________
   NAME:
   TITLE:

                                      S1-3

                           List of Exhibits/Schedules
                           --------------------------


Exhibit A        Permitted Liens

Exhibit B        Financial Statements and Projections

                 -- Exhibit B-1         Financial Statements

                 -- Exhibit B-2         Proforma Financial Statements

                 -- Exhibit B-3         Projections

                 -- Exhibit B-4         First Quarter Financials

Exhibit C        Borrowing Base Certificate

Exhibit D        [Form of Assignment and Acceptance Agreements]

Schedule 7.3     Locations of Borrowers

Schedule 9.2     Jurisdictions in Which to Record Mortgages

Schedule 9.4     Names of Borrowers and Trade Styles

Schedule 9.5 Subsidiaries and Affiliates and states of incorporation and qualification

Schedule 9.13    Real Estate-Owned and Leased

Schedule 9.14 Proprietary Rights Collateral (patents, trademarks, and copyrights)

Schedule 9.15    Trade Names

Schedule 9.16    Litigation

Schedule 9.18    Labor Disputes

Schedule 9.19    Environmental Laws

Schedule 9.22    ERISA Compliance

Schedule 10.18   New Subsidiaries

                   AMENDED AND RESTATED STOCK PLEDGE AGREEMENT


                            DATED:__________, 199_


     BANKAMERICA BUSINESS CREDIT INC., as Agent for itself and certain other secured parties, with an office at 40 East 52nd Street, New York, New York 10022 ("Secured Party"), and Trend-Lines, Inc., a Massachusetts corporation with an office at 135 America Legion Highway, Revere, MA 02151 ("Pledgor"), hereby agree as follows:

     1. SECURITY INTEREST. In consideration of any loan, advance, or other extension of credit heretofore or hereafter made by Secured Party to, or for the account or benefit of, Pledgor or Post Tool, Inc., a Massachusetts corporation ("Post Tool"), and as security for the Obligations (as hereinafter defined), Pledgor hereby pledges, transfers and assigns to Secured Party and grants to Secured Party a security interest (the "Security Interest") in the following described personal property, in all increases or profits received therefrom, in all substitutions therefor, and in all Proceeds thereof in any form ("Collateral"):

5,000 shares of common stock, par value $.0l per share, of Post Tool (Stock Certificate No. 2).

     2. OBLIGATIONS. The Collateral secures payment of any and all debts, liabilities, and obligations ("Obligations") of the Pledgor and/or Post Tool to the Secured Party, including, without limitation, Obligations arising under this Agreement, whether now existing or hereafter incurred, including, without limitation, all interest provided in any instrument, document, or agreement (including, without limitation, this Agreement) which accrues on any Obligations until payment of such Obligations in full.

     3. REPRESENTATIONS AND WARRANTEES OF PLEDGOR. Pledgor represents and warrants and, so long as this Agreement is in effect, shall be deemed continuously to represent and warrant that: (a) each Instrument and Document constituting Collateral is genuine and in all respects what it purports to be;
(b) Pledgor is the owner of the Collateral free of all security interests or other encumbrances, except under this Agreement; and (c) Pledgor is authorized to enter into this Agreement; this Agreement is the legal, valid, and binding obligation of Pledgor, enforceable in accordance with its terms; and Pledgor's execution, delivery, and performance of this Agreement do not conflict with or violate any law, regulation, order, judgment, rule or agreement to which Pledgor is a party or by which Pledgor is bound.

     4. IRREVOCABLE PROXY. Pledgor irrevocably constitutes and appoints Secured Party, whether or not the Collateral has been transferred into the name of Secured Party or its nominee, as Pledgor's proxy with full power, in the same manner, to the same extent and with the same effect as if Pledgor were to do the same: (a) to attend all meetings of stockholders of Post Tool held from the date hereof and to vote the Collateral at such meeting in such manner as Secured Party shall, in its sole discretion, deem appropriate, including, without limitation, in favor of the liquidation of Post Tool; (b) to consent, in the sole discretion of Secured Party, to any and all action by or with respect to Post Tool for which the consent of the stockholders of Post Tool is or may be necessary or appropriate; and (c) without limitation, to do all things which Pledgor can or could do as a stockholder of Post Tool, giving to Secured Party full power of substitution and revocation; provided, however, that this proxy shall not be exercisable by Secured Party and Pledgor alone shall have the foregoing powers (whether or not the Collateral has been transferred into the name of the Secured Party or its nominee) until either (i) all or any part of the Obligations have been declared by Secured Party to be, or have become, immediately due and payable as provided in paragraph 9(b) hereof, or (ii) demand for payment has been made respecting any of the Obligations which are payable on demand (the date on which either of the foregoing occurs being referred to hereinafter as the "Maturity Date"); provided, further, that Secured Party may at its option, upon notice to Pledgor, elect to postpone having this proxy become exercisable notwithstanding the occurrence of any event described in this sentence which would otherwise cause this proxy to become exercisable. This proxy shall terminate when this Security Agreement is no longer in full force and effect as hereinafter provided. Pledgor hereby revokes any proxy or proxies heretofore given by Pledgor to any person or persons whatsoever and agrees not to give any other proxies in derogation hereof until this Security Agreement is no longer in full force and effect as hereinafter provided.

     5. COVENANTS OF PLEDGOR. So long as this Agreement is in effect, Pledgor:
(a) will defend the Collateral against the claims and demands of all other parties; will keep the Collateral free from all security interests or other encumbrances, except under this Agreement; and will not sell, transfer, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party; (b) will notify Secured Party promptly in writing of any change in Pledgor's address; (c) in connection herewith, will execute and deliver to Secured Party such financing statements, assignments and other documents and do such other things relating to the Collateral and the Security Interest as Secured Party may request, and pay all costs of lien searches and filing financing statements, assignments and other documents in all public offices requested by Secured Party; and (d) will pay or reimburse Secured Party for all taxes, assessments and other charges of every nature which may be imposed, levied or assessed against the Collateral.

     6. REGISTERED HOLDER OF COLLATERAL. Pledgor authorizes Secured Party to transfer the Collateral or any part thereof into its own name or that of its nominee so that Secured Party or its nominee may appear of record as the sole owner thereof; provided, however, that, prior to the Maturity Date, Secured Party shall deliver promptly to Pledgor all notices, statements or other communications received by it or its nominee as such registered owner and, upon demand and receipt of payment of necessary expenses thereof, shall give to Pledgor or its designee a proxy or proxies to vote and take all action with respect to such Collateral. On and after the Maturity Date, Pledgor waives all rights to be advised of or to receive any notices, statements or communications received by Secured Party or its nominees as such record owner and agrees that no proxy or proxies given by Secured Party to Pledgor or its designee as aforesaid shall thereafter be effective.

7. DIVIDENDS AND OTHER INCOME FROM COLLATERAL.

          (a) Pledgor reserves the right to receive all dividends and other income from the Collateral that is paid prior to the Maturity Date, and, if Secured Party receives any such dividends or other income prior to such date, Secured Party shall pay the same promptly to Pledgor.

          (b) On and after the Maturity Date, Pledgor shall not demand or receive any dividends or other income from the Collateral that is paid or becomes payable on or after such date (regardless of when the same shall have accrued), and, if Pledgor receives any such dividends or other income without any demand by it, the same shall be held by Pledgor in trust for Secured Party in the same medium in which received, shall not be commingled with any assets of Pledgor and shall be delivered immediately to Secured Party in the form received, properly endorsed to permit collection. Secured Party may apply the net cash receipts from such dividends or other income to payment of any of the Obligations provided that Secured Party shall account for and pay over to Pledgor any such dividends or other income remaining after payment in full of the Obligations.

8. INCREASES, PROFITS, PAYMENTS OR DISTRIBUTIONS.

          (a) Both prior to and on and after the Maturity Date, Pledgor authorizes Secured Party: (i) to receive any increase in or profits on the Collateral (including, without limitation, any stock issued as a result of any stock split or dividend, any capital distribution, and the like) and to hold the same as part of the Collateral; and (ii) to receive any payment or distribution on the collateral upon redemption by, or dissolution and liquidation of, Post Tool; to surrender the Collateral or any part thereof in exchange therefor; and to hold the net cash receipts from any such payment or distribution as part of the Collateral.

          (b) If Pledgor receives such increases, profits, payments or distributions, Pledgor will receive and deliver the same promptly to Secured Party on the same terms and conditions set forth in paragraph 7(b) hereof respecting dividends or other income, to be held by Secured Party as part of the Collateral.

9. EVENTS OF DEFAULT.

          (a) Any of the following events or conditions shall constitute an event of default hereunder: (i) Pledgor fails to pay or perform any of the Obligations when due in accordance with their terms; (b) any event occurs or state of facts arises or exists which has or may have a material adverse effect on the Collateral or the Security Interest, and Pledgor fails to remedy such situation to Secured Party's satisfaction within 10 days after written demand by Secured Party or, if such remedy cannot reasonably be completed within such 10-day period, Pledgor fails to commence during such period and thereafter to pursue as diligently and as expeditiously as possible all steps necessary to complete such remedy; (c) Pledgor commences, has commenced against it, or acquiesces in the commencement of any action or proceeding in bankruptcy or seeking reorganization, arrangement, readjustment of debts, or any other relief under the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, state or federal, now or hereafter existing, whether or not an order for relief has been entered therein; or (d) Pledgor applies for or acquiesces in the appointment of, or has appointed against it, a receiver, custodian, trustee, sequestrator, or similar officer for it or the Collateral or all or substantially all of its property.

          (b) All Obligations not payable on demand shall be immediately due and payable without demand or notice of any kind upon the happening of one or more events of default under paragraph 9(a) hereof. The provisions of this paragraph are not intended in any way to affect any rights of Secured Party with respect to any Obligations which may now or hereafter be payable on demand.

          (c) Secured Party's rights and remedies with respect to the Collateral shall be those of a secured party under the Uniform Commercial Code and under any other applicable law, as the same may from time to time be in effect, in addition to those rights granted herein and in any other agreement now or hereafter in effect between Pledgor and Secured Party.

          (d) Without in any way requiring notice to be given in the following time and manner, Pledgor agrees that any notice by Secured Party of sale, disposition or other intended action hereunder or in connection herewith, whether required by the Uniform Commercial Code or otherwise, shall constitute reasonable notice to Pledgor if such notice is mailed by regular or certified mail, postage prepaid, at least ten days prior to such action, to Pledgor's address set forth above or as specified in writing to Secured Party as the address to which notices shall be given to Pledgor.

          (e) Pledgor agrees to pay on demand all costs and expenses incurred by Secured Party in enforcing this Agreement, in realizing upon or protecting any Collateral and in enforcing and collecting any Obligations or any guaranty thereof, including, without limitation, if Secured Party retains counsel for advice, suit, appeal, insolvency or other proceedings under the federal Bankruptcy Code or otherwise, or for any of the above purposes, the reasonable attorneys' fees incurred by Secured Party. Payment of all moneys hereunder is secured by the Collateral, as well as by all other property serving as security for the Obligations. The attorneys' fees billed to Secured Party at its counsel's regular hourly rates are rebuttably presumed to be reasonable for all purposes.

10. MISCELLANEOUS.

          (a) Pledgor authorizes Secured Party, without notice or demand and without affecting Pledgor's obligations hereunder, from time to time: (i) to renew, extend, increase, accelerate or otherwise change the time for payment of, the terms of, or the interest on, the Obligations or any part thereof; (ii) to take from any party and hold collateral (other than the Collateral) for the payment of the Obligations or any part thereof, and to exchange, enforce or release such collateral or any part thereof; (iii) to accept and hold any endorsement or guaranty of payment of the Obligations or any part thereof and to release or substitute any such indorser or guarantor, or any party who has given any security interest in any other collateral as security for the payment of the Obligations or any part thereof, or any other party in any way obligated to pay the Obligations or any part thereof; and (iv) to direct the order or manner of the disposition of the Collateral and any and all other collateral and the enforcement of any and all endorsement and guaranties relating to the Obligations or any part thereof as Secured Party, in its sole discretion, may determine.

          (b) Pledgor hereby appoints Secured Party as Pledgor's attorney-in-fact (without requiring Secured Party) to perform all acts which Secured Party deems appropriate to perfect and continue its interests hereunder in the Collateral and to protect, preserve and realize upon the Collateral. Pledgor further appoints Secured Party as Pledgor's attorney-in-fact to execute such orders and receipts for payment of the Collateral as Secured Party deems appropriate in its sole discretion. These powers of attorney are coupled with an interest and shall be irrevocable. Pledgor rectifies and approves all acts of such attorney, and Secured Party shall not be liable for any acts or omissions nor any error of judgment or mistake of fact or law other than resulting from its willful misconduct. Secured Party may notify Post Tool of the Security Interest. Subject to the terms of this Agreement, Secured Party may demand, collect, and sue on the Collateral (in either its or Pledgor's name, at Secured Party's sole option), and enforce, compromise, settle, or discharge the Collateral, without discharging the Obligations or any part thereof and whether or not any such action results in the imposition of any penalty. Pledgor authorizes and directs Post Tool to make any payments requested by Secured Party as Secured Party may direct and hereby releases Post Tool from any liability to Pledgor for making such payments.

          (c) Upon Pledgor's failure to perform any of its duties hereunder, Secured Party may, but shall not be obligated to, perform any or all such duties, and Pledgor shall pay an amount equal to the cost thereof to Secured Party on demand by Secured Party. Payment of all moneys hereunder shall be secured by the Collateral, as well as by all other property serving as security for the Obligations.

          (d) No course of dealing between Pledgor and Secured Party and no delay or omission by Secured Party in exercising any right or remedy hereunder or with respect to any Obligations shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. Secured Party may remedy any default by Pledgor hereunder or with respect to any Obligations in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by Pledgor. All rights and remedies of Secured Party hereunder are cumulative.

          (e) Secured Party shall have no obligation to take, and Pledgor shall have the sole responsibility for taking, any and all steps to preserve rights against any and all prior parties to any Instrument constituting Collateral, whether or not in Secured Party's possession. Secured Party shall not be responsible for loss or damage resulting from Secured Party's failure to enforce or collect any such Collateral or to collect any moneys due or to become due hereunder. Pledgor waives protest or any Instrument constituting Collateral at any time held by Secured Party on which such Pledgor is in any way liable and waives notice of any other action taken by Secured Party.

          (f) The rights and benefits of Secured Party hereunder shall, if Secured Party so directs, inure to any party acquiring any interest in the Obligations or any part thereof.

          (g) "Secured Party" and "Pledgor" as used herein shall include the heirs, executors or administrators, or successors or assigns, of those parties.

          (h) No modification, rescission, waiver, release or amendment of any provision of this Agreement shall be made except by a written agreement subscribed by Pledgor and Secured Party.

          (i) This Agreement and the transaction evidenced hereby shall be governed by, and construed and enforced under, the laws of the State of New York, as the same may from time to time be in effect.

          (j) All defined terms, unless otherwise defined in this Agreement, shall have the definitions set forth in the Uniform Commercial Code adopted in New York, as the same may from time to time be in effect.

          (k) This Agreement is and is intended to be a continuing Agreement, and shall remain in full force and effect until all Obligations have been paid and performed in full and so long as the Guaranty is in effect.

          (l) Pledgor waives trial by jury and the right to assert defenses, setoffs, and counterclaims (other than compulsory counterclaims) in any action or proceeding in any court arising on, out of, under, by virtue of, or in any way relating to this Agreement or the transactions contemplated hereby. Pledgor confirms that the foregoing waiver is informed and voluntary. Pledgor agrees that, in addition to any other courts that may have jurisdiction under applicable law and rules, the Supreme Court of the State of New York, in the County of New York, and the United States District Court for the Southern District of New York have jurisdiction to hear and determine any claims or disputes pertaining directly or indirectly to this Agreement or to any matter arising herefrom. Pledgor expressly submits and consents, in advance, to such jurisdiction in any action or proceeding in such courts, agrees that venue will be proper in such courts for all such matters, and waives personal service of the summons and complaint or other process or papers issued therein. Pledgor agrees that service of such summons or complaint or other process or papers may be made by registered or certified mail (return receipt requested) addressed to Pledgor's address as set forth above or as specified in writing to Secured Party as the address to which notices shall be given to Pledgor.

          (m) If, after receipt of any payment of all or any part of the Obligations, Secured Party is for any reason compelled to surrender such payment to any person or entity, because such payment is determined to be void or voidable as a preference, impermissible set off, or a diversion of trust funds, or for any other reason, this Agreement and the Obligations intended to be paid by such payment shall be reinstated, if necessary, and shall continue in full force notwithstanding any contrary action which may have been taken by Secured Party in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Secured Party's rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

               (n) Without limiting any other right of Secured Party, whenever any event of default exists or any Obligations are otherwise due and payable (whether or not it has been so declared), Secured Party at its sole election may set off against the Obligations any and all moneys then or thereafter owed to Pledgor by Secured Party or any affiliate in any capacity, including, without limitation, the Collateral and all deposit and other accounts and all funds of Pledgor on deposit with or in the possession or control of Secured Party or any affiliate, whether or not the indebtedness or the obligation to pay such moneys owed by Secured Party or such affiliate is then due, and Secured Party shall be deemed to have exercised such right of set-off immediately at the time of such election even though any charge therefor is made or entered on Secured Party's records subsequent thereto.

                                            TREND-LINES, INC.


                                            By:
                                               Name:
                                               Title:


Accepted at _________, __________
this ____ day of __________, 199_

BANKAMERICA BUSINESS CREDIT, INC., as Agent


By:
   Name:
   Title:

                AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT


         THIS AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT ("Agreement"), dated as of ______________, 199_, is entered into between TREND-LINES, INC., a Massachusetts corporation (the "Debtor"), and BankAmerica Business Credit, Inc., as Agent for itself (in such capacity, the "Agent") and certain other secured parties, in light of the following:

         A. The Agent, the Debtor and Post Tool, Inc. ("Post Tool") are, contemporaneously herewith, entering into that certain Amended and Restated Loan and Security Agreement Dated as of the Date Hereof Among the Agent and certain other secured parties, the Debtor and Post Tool (the "Loan Agreement") and other instruments, documents and agreements contemplated thereby or related thereto (collectively, together with the Loan Agreement, the "Loan Documents"); and

         B. The Debtor is the owner of certain intellectual property, identified below, in which the Debtor is granting a security interest to the Agent on behalf of itself and certain other secured parties.

         NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

         1. DEFINITIONS AND CONSTRUCTION.

              (a) DEFINITIONS. The following terms, as used in this Agreement, have the following meanings:

                   "CODE" means the New York Uniform Commercial Code, as amended and supplemented from time to time, and any successor statute.

                   "COLLATERAL" means:

                        (i) Each of the marks, rights and interests which are capable of identifying the source or designating the origin of goods or services which are presently, or in the future may be, owned, created, or acquired by the Debtor, in whole or in part, and all rights with respect thereto throughout the world, including, without limitation:

                             (A) all trademarks,  service marks, designs, logos,
indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, and other words, terms, names, symbols, devices, business identifiers, and any combination thereof;

                             (B) all rights to renew and extend such rights and,
to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss of damage to or otherwise with respect to Collateral; and

                             (C) all  associated  goodwill  of the  business  in
which the mark is used;

                        (ii) All of the Debtor's right, title, and interest in and to the registrations of and applications for marks listed on Schedule A, attached hereto, as the same may be updated hereafter from time to time, together (in each case) with all associated goodwill of the business in which the mark is used;

                        (iii) All of the Debtor's right to register marks under any state, federal, or foreign trademark law or regulation and to apply for, renew, and extend the registrations and rights thereunder, the right (without obligation) to sue or bring opposition or cancellation proceedings in the name of the Debtor or in the name of the Agent for past, present, future, and anticipated infringements and dilutions of such marks, registrations, and rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and the associated goodwill;

                        (iv) All general intangibles relating to the foregoing; and

                        (v) All proceeds of any and all of the foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral.

                   "OBLIGATIONS" means all obligations, liabilities, and indebtedness of the Debtor to the Agent, whether direct, indirect, liquidated or contingent, and whether arising under this Agreement, the Loan Agreement, any other of the Loan Documents, or otherwise, including, without limitation, all costs and expenses described in Section 10(i) hereof.

              (b) CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement. Any initially capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Agent or the Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by the Debtor, the Agent, and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of the Agent and the Debtor.

         2. GRANT OF SECURITY INTEREST. The Debtor hereby grants to the Agent a first-priority security interest in, and conditionally assigns, but does not transfer title to the Agent to, all of the Debtor's right, title, and interest in and to the Collateral to secure the Obligations.

         3.  REPRESENTATIONS,   WARRANTIES  AND  COVENANTS.  The  Debtor  hereby
represents, warrants, and covenants that:

              (a) A true and complete schedule setting forth all federal and state registrations of marks owned by the Debtor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates, is set forth on Schedule A;

              (b) Each of the marks and registrations of marks is valid and enforceable, and the Debtor is not presently aware of any past, present, or prospective claim by any third party that any of the marks is invalid or unenforceable or that the use of any marks violates the rights of any third person, or of any basis for any such claims except as set forth on Schedule A;

              (c) Except as set forth on Schedule B attached hereto, the Debtor is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the marks, and mark registrations, free and clear of any liens, charges, and encumbrances, including, without limitation, pledges, assignments, licenses, shop rights, and covenants by the Debtor not to sue third persons;

              (d) The Debtor has used and will continue to use proper statutory notice in connection with its use of each of the registered marks;

              (e) The Debtor has used and will continue to use consistent standards of high quality (which may be consistent with the Debtor's past practices) in the sale and delivery of products and services sold or delivered under or in connection with the marks, including, without limitation and to the extent applicable, in the operation and maintenance of its merchandising operations, and will continue to maintain the validity of the marks;

              (f) Except for the filing of a financing statement with the Clerk of the Commonwealth of Massachusetts and filings with the United States Patent and Trademark Office necessary to perfect the security interests created hereunder with respect to domestic trademarks, no authorization, approval, or other action by, and no notice to or filing with, any U.S. governmental authority or regulatory body is required either for the grant by the Debtor of the security interest hereunder or for the execution, delivery, or performance of this Agreement by the Debtor or for the perfection of or the exercise by the Agent of its rights hereunder in and to the Collateral in the United States.

         4. AFTER-ACQUIRED TRADEMARK RIGHTS. If the Debtor shall obtain or create rights to any new marks, the provisions of this Agreement shall automatically apply thereto. The Debtor shall give prompt notice in writing to the Agent with respect to any such new marks, and to the renewal or extension of any registration of a mark. The Debtor shall bear any expenses incurred in connection with future registrations of marks.

         5. LITIGATION AND PROCEEDINGS. The Debtor shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and at its own expense, such suits, administrative proceedings, or other actions for infringement or other damages as are in its reasonable business judgment necessary to protect the Collateral. The Debtor shall provide to the Agent any information with respect thereto requested by the Agent. The Agent shall provide at the Debtor's expense all necessary cooperation in connection with any such suits, proceedings, or actions, including, without limitation, joining as a necessary party provided that the Debtor is not responsible for the Agent's attorneys' fees if the Agent voluntarily chooses to become a party to any suit. Following the Debtor's becoming aware thereof, the Debtor shall notify the Agent of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office, or any United States, state, or foreign court regarding the Debtor's claim of ownership in any of the marks, the Debtor's right to apply for the same, or its right to keep and maintain such ownership and rights in the marks.

         6. POWER OF ATTORNEY. The Debtor grants the Agent power of attorney, having the full authority, and in the place of, the Debtor and in the name of the Debtor, from time to time following an Event of Default (as defined in Section 8 hereof) and in the -Agent's discretion following such an Event of Default and after five days' written notice to the Agent, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

              (a) To endorse the Debtor's name on all applications, documents, papers, and instruments necessary for the Agent to use or maintain the Collateral;

              (b) To ask, demand, collect, sue for, recover, impound, receive, and give acquittance and receipts for money due or to become due under or in respect of any of the Collateral;

              (c) To file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the Agent's rights with respect to any of the Collateral and to assign, pledge, convey, or otherwise transfer title in or dispose of the Collateral to any person.

         7. RIGHT TO INSPECT. The Debtor grants to the Agent and its employees and agents the right to visit the Debtor's plants and facilities which manufacture, inspect, or store products sold under any of the trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours or as otherwise provided in the Loan Agreement.

         8. EVENT OF DEFAULT.  Any of the following  events shall be an Event of
Default:

              (a) An Event of Default shall occur as defined in the Loan Agreement;

              (b) Any representation or warranty made herein by the Debtor or in any document furnished to the Lender by the Debtor under this Agreement is incorrect in any material respect when made or when reaffirmed and such misrepresentation shall have a material adverse effect on the Debtor's business; and

              (c)  The  Debtor  fails  to  observe  or  perform  any   covenant,
condition, or agreement to be observed or performed pursuant to the terms hereof.

         9. SPECIFIC REMEDIES. Upon the occurrence of any Event of Default, the Agent shall have, in addition to other rights given by law or in this Agreement, the Loan Agreement, or in any other Loan Document, all of the rights and remedies with respect to the Collateral of a secured party under the Code, including, without limitation, the following:

              (a) The Agent may notify licensees to make royalty payments on license agreements directly to the Agent;

              (b) The Agent may sell, license, franchise or assign the Collateral at public or private sale for such amounts, and at such time or times, as the Agent deems advisable, provided that it is done in a commercially reasonable manner. Any requirement of reasonable notice of any disposition of the Collateral shall be satisfied if such notice is sent to the Debtor 10 days prior to such disposition. The Debtor shall be credited with the net proceeds of such sale only when they are actually received by the Agent, and the Debtor shall continue to be liable for any deficiency remaining after the Collateral is sold or collected. If the sale is to be a public sale, the Agent shall also give notice of the time and place by publishing a notice one time at least 10 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held; and

              (c) To the maximum extent permitted by applicable law, the Agent may be the purchaser of any or all of the Collateral at any public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any Collateral payable by the Agent at such sale and the Obligations shall be deemed satisfied to the extent of such application.

         10. GENERAL PROVISIONS.

              (a) EFFECTIVENESS OF THIS AGREEMENT. This Agreement shall be binding and deemed effective when executed by the Debtor and accepted and executed by the Agent.

              (b) CUMULATIVE REMEDIES: NO PRIOR RECOURSE TO COLLATERAL. The enumeration herein of the Agent's rights and remedies is not intended to be exclusive, provided that it is done in a commercially reasonable manner, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Agent may have under the Loan Agreement, the Code or other applicable law. The Agent shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

              (c) NO IMPLIED WAIVERS. No act, failure, Or delay by the Agent shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Agent of any provision of this Agreement or any other Loan Document, or of a breach or default hereunder or thereunder, or of any right or remedy which the Agent may have, shall operate as a waiver of any other provision, breach, default, right, or remedy or of the same provision, breach, default, right, or remedy on a future occasion. No waiver by the Agent shall affect its rights to require strict performance of this Agreement.

              (d) SEVERABILITY. If any provision of this Agreement shall be prohibited, or invalid, under applicable law, such provision shall be effective only to such extent, without invalidating the remainder of this Agreement.

              (e) GOVERNING LAW. This Agreement shall be deemed to have been made in the State of New York and shall be governed by and interpreted in accordance with the laws of such State, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

              (f) CONSENT TO JURISDICTION AND VENUE; SERVICE OF PROCESS. The Debtor agrees that, in addition to any other courts that may have jurisdiction under applicable laws or rules, any action or proceeding to enforce or arising out of this Agreement or any of the other Loan Documents to which it is a party may be commenced in the United States District Court for the Southern District of New York, consents and submits in advance to such jurisdiction, and agrees that venue will be proper in such court on any such matter. The Debtor hereby waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such courts shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to the Debtor, or as otherwise provided by the laws of the State of New York or the United States. The choice of forum set forth in this section shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Agreement to enforce the same, in any appropriate jurisdiction.

              (g) WAIVER OF JURY TRIAL., ETC. THE DEBTOR AND THE AGENT EACH HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, THE OBLIGATIONS, OR THE COLLATERAL, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO. THE DEBTOR AND THE AGENT EACH CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

              (h) SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the Debtor's representations and warranties contained in this Agreement, shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Lenders or their agents.

              (i) FEES AND EXPENSES. The Debtor shall pay to the Agent on demand all reasonable costs and expenses that the Agent pays or incurs in connection with the enforcement and termination of this Agreement, including, without limitation: (i) reasonable attorneys' and paralegals' fees and disbursements of counsel to the Agent (including, without limitation, the allocated fees and costs of the Agent's in-house counsel and paralegals); (ii) costs and expenses (including, Without limitation, reasonable attorneys' and paralegals' fees and disbursements (including, without limitation, the allocated fees and costs of the Agent's in-house counsel and paralegals)) for any amendment, supplement, waiver, consent, or subsequent closing in connection with this Agreement and the transactions contemplated hereby; (iii) costs and expenses of lien searches; (iv) taxes, fees, and other charges for filing this Agreement at the United States Patent and Trademark Office, or for filing financing statements, and continuations, and other actions to perfect, protect, and continue the security interest created hereunder; (v) sums paid or incurred to pay any amount or take any action required of the Debtor under Us Agreement that the Debtor fails to pay or take; (vi) after the occurrence of an Event of Default, the costs and expenses of preserving and protecting the Collateral; and
(vii) costs and expenses (including, without limitation, reasonable attorneys' and paralegals' fees and disbursements (including, without limitation, the allocated fees and costs of the Agent's in-house counsel and paralegals)) paid or incurred to enforce the security interest created hereunder, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Agreement, or to defend any claims made or threatened against the Agent arising out of the transactions contemplated hereby (including, without limitation, preparations for the consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of this Agreement regarding costs and expenses to be paid by the Debtor. The parties agree that reasonable attorneys' and paralegals' fees and costs incurred in enforcing any judgment are recoverable as a separate item in addition to fees and costs incurred in obtaining the judgment and that the recovery of postjudgment reasonable attorneys' and paralegals' fees and costs is intended to survive any judgment and is not to be deemed merged into any judgment.

              (j) NOTICES. Except as otherwise provided herein, all notices, demands and requests that either party is required or elects to give to the other shall be in writing and shall be governed by the provisions of Section
15.11 of the Loan Agreement.

              (k) BINDING EFFECT; ASSIGNMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors and assigns of the parties hereto; PROVIDED, HOWEVER, that no interest herein may be assigned by the Debtor without the prior written consent of the Agent other than to a parent or subsidiary corporation. The rights and benefits of the Agent hereunder shall, if the Agent so agrees, inure to any party acquiring any interest in the Obligations or any part thereof.

              (l) MODIFICATION. This Agreement is intended by the Debtor and the Agent to be the final, complete, and exclusive expression of the agreement between them respecting the subject matter hereof. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement shall be made, except by a written agreement signed by the Debtor and a duly authorized officer of the Agent.

              (m) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the Agent and the Debtor in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

              (n) CAPTIONS. The captions contained in this Agreement are for convenience only, are without substantive meaning, and should not be construed to modify, enlarge or restrict any provision.

              (o) TERMINATION BY AGENT. After termination of the Loan Agreement and when the Agent has received payment and performance in full of all Obligations, the Agent shall execute and deliver to the Debtor a termination or terminations of all of the security interests, in form suitable for filing, granted by the Debtor hereunder.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                       TREND-LINES, INC.
                                         a Massachusetts corporation

                                       By:
                                          --------------------------------------
                                             Name:  Stan Black
                                             Title: CEO


                                       BANKAMERICA BUSINESS CREDIT, INC.
                                         a Delaware corporation


                                       By:
                                          --------------------------------------
                                             Name:  William J. Wilson
                                             Title: Sr. Account Executive

STATE OF MASSACHUSETTS     )
                           )   ss.:
COUNTY OF SUFFOLK          )


         On the 24 day of February, 1999, before me personally came Stanley Black, to me known, who, being by me duly sworn, did depose and say that he resides at 20 Lincoln House Avenue, Swampscott, MA; that he is the CEO of Trend-Lines, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.

                                                      THERESA MONGEON
                                                       Notary Public
                                         My Commission Expires December 21, 2001


                                         ---------------------------------------
                                                        Notary Public




STATE OF NEW YORK          )
                           )       ss.:
COUNTY OF NEW YORK         )


         On the 27th day of February, 1999, before me personally came William J. Wilson, to me known, who, being by me duly sworn, did depose and say that he resides at ____________________________; that he is the Sr. Account Executive of BankAmerica Business Credit, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.


                                         ---------------------------------------
                                                       Notary Public
                                                    GIROLAMO M. SACCONE
                                             Notary Public, State of New York
                                                      No. 02SA5036939
                                                Qualified in Nassau County
                                           Commission Expires December 12, 2000

                                   Schedule A

                                   Trademarks

                                            Registration           Registration
Trademark                                      Number                  Date
---------                                    ----------              --------
Golf Express                                 1,278,735               10/27/92

CARB-TECH                                    1,737,995               12/08/92

Honors                                       1,778,948               06/29/93

Honors                                       1,804,596               11/16/93

Honors                                       1,815,027               01/04/94

                                   Schedule B

                Third Party Rights With Respect To The Trademarks

None.

                AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT


     THIS AMENDED AND RESTATED TRADEMARK SECURITY AGREEMENT ("Agreement"), dated as of __________, 199_, is entered into between POST TOOL, INC., a Massachusetts corporation (the "Debtor"), and BankAmerica Business Credit, Inc., as Agent for itself (in such capacity, the "Agent") and certain other secured parties, in light of the following:

     A. The Agent, the Debtor and Trend Lines, Inc. ("Trend Lines") are, contemporaneously herewith, entering into that certain Amended and Restated Loan and Security Agreement Dated as of the Date Hereof Among the Agent and certain other secured parties, the Debtor and Trend Lines (the "Loan Agreement") and other instruments, documents and agreements contemplated thereby or related thereto (collectively, together with the Loan Agreement, the "Loan Documents"); and

     B. The Debtor is the owner of certain intellectual property, identified below, in which the Debtor is granting a security interest to the Agent on behalf of itself and certain other secured parties.

     NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties hereinafter set forth and for other good and valuable consideration, the parties hereto mutually agree as follows:

     1. Definitions and Construction.

          (a) Definitions. The following terms, as used in this Agreement, have the following meanings:

               "Code" means the New York Uniform Commercial Code, as amended and supplemented from time to time, and any successor statute.

               "Collateral" means:

                    (i) Each of the marks, rights and interests which are capable of identifying the source or designating the origin of goods or services which are presently, or in the future may be, owned, created, or acquired by the Debtor, in whole or in part, and all rights with respect thereto throughout the world, including, without limitation:

                         (A) all trademarks, service marks, designs, logos,
indicia, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, and other words, terms, names, symbols, devices, business identifiers, and any combination thereof;

                         (B) all rights to renew and extend such rights and, to
the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss of damage to or otherwise with respect to Collateral; and

                         (C) all associated goodwill of the business in which
the mark is used;

                    (ii) All of the Debtor's right, title, and interest in and to the registrations of and applications for marks listed on Schedule A, attached hereto, as the same may be updated hereafter from time to time, together (in each case) with all associated goodwill of the business in which the mark is used;

                    (iii) All of the Debtor's right to register marks under any state, federal, or foreign trademark law or regulation and to apply for, renew, and extend the registrations and rights thereunder, the right (without obligation) to sue or bring opposition or cancellation proceedings in the name of the Debtor or in the name of the Agent for past, present, future, and anticipated infringements and dilutions of such marks, registrations, and rights and all rights (but not obligations) corresponding thereto in the United States and any foreign country, and the associated goodwill;

                    (iv) All general intangibles relating to the foregoing; and

                    (v) All proceeds of any and all of the foregoing (including, without limitation, license royalties and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance, or any indemnity, warranty, or guaranty payable by reason of loss or damage to or otherwise with respect to the Collateral.

               "Obligations" means all obligations, liabilities, and indebtedness of the Debtor to the Agent, whether direct, indirect, liquidated or contingent, and whether arising under this Agreement, the Loan Agreement, any other of the Loan Documents, or otherwise, including, without limitation, all costs and expenses described in Section 10(i) hereof.

               (b) Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Agreement as a whole and not to any particular provision of this Agreement. Any initially capitalized terms used but not defined herein shall have the meaning set forth in the Loan Agreement. Any reference herein to any of the Loan Documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against the Agent or the Debtor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by the Debtor, the Agent, and their respective counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of the Agent and the Debtor.

     2. Grant of Security Interest. The Debtor hereby grants to the Agent a first-priority security interest in, and conditionally assigns, but does not transfer title to the Agent to, all of the Debtor's right, title, and interest in and to the Collateral to secure the Obligations.

     3. Representations, Warranties and Covenants. The Debtor hereby represents, warrants, and covenants that:

          (a) A true and complete schedule setting forth all federal and state registrations of marks owned by the Debtor, together with a summary description and full information in respect of the filing or issuance thereof and expiration dates, is set forth on Schedule A;

          (b) Each of the marks and registrations of marks is valid and enforceable, and the Debtor is not presently aware of any past, present, or prospective claim by any third party that any of the marks is invalid or unenforceable or that the use of any marks violates the rights of any third person, or of any basis for any such claims except as set forth on Schedule A;

          (c) Except as set forth on Schedule B attached hereto, the Debtor is the sole and exclusive owner of the entire and unencumbered right, title, and interest in and to each of the marks, and mark registrations, free and clear of any liens, charges, and encumbrances, including, without limitation, pledges, assignments, licenses, shop rights, and covenants by the Debtor not to sue third persons;

          (d) The Debtor has used and will continue to use proper statutory notice in connection with its use of each of the registered marks;

          (e) The Debtor has used and will continue to use consistent standards of high quality (which may be consistent with the Debtor's past practices) in the sale and delivery of products and services sold or delivered under or in connection with the marks, including, without limitation and to the extent applicable, in the operation and maintenance of its merchandising operations, and will continue to maintain the validity of the marks;

          (f) Except for the filing of a financing statement with the Clerk of the Commonwealth of Massachusetts and filings with the United States Patent and Trademark Office necessary to perfect the security interests created hereunder with respect to domestic trademarks, no authorization, approval, or other action by, a and no notice to or filing with, any U.S. governmental authority or regulatory body is required either for the grant by the Debtor of the security interest hereunder or for the execution, delivery, or performance of this Agreement by the Debtor or for the perfection of or the exercise by the Agent of its rights hereunder in and to the Collateral in the United States.

     4. After-Acquired Trademark Rights. If the Debtor shall obtain or create rights to any new marks, the provisions of this Agreement shall automatically apply thereto. The Debtor shall give prompt notice in writing to the Agent with respect to any such new marks, and to the renewal or extension of any registration of a mark. The Debtor shall bear any expenses incurred in connection with future registrations of marks.

     5. Litigation and Proceedings. The Debtor shall commence and diligently prosecute in its own name, as the real party in interest, for its own benefit, and at its own expense, such suits, administrative proceedings, or other actions for infringement or other damages as are in its reasonable business judgment necessary to protect the Collateral. The Debtor shall provide to the Agent any information with respect thereto requested by the Agent. The Agent shall provide at the Debtor's expense all necessary cooperation in connection with any such suits, proceedings, or actions, including, without limitation, joining as a necessary party provided that the Debtor is not responsible for the Agent's attorneys' fees if the Agent voluntarily chooses to become a party to any suit. Following the Debtor's becoming aware thereof, the Debtor shall notify the Agent of the institution of, or any adverse determination in, any proceeding in the United States Patent and Trademark Office, or any United States, state, or foreign court regarding the Debtor's claim of ownership in any of the marks, the Debtor's right to apply for the same, or its right to keep and maintain such ownership and rights in the marks.

     6. Power of Attorney. The Debtor grants the Agent power of attorney, having the full authority, and in the place of, the Debtor and in the name of the Debtor, from time to time following an Event of Default (as defined in Section 8 hereof) and in the Agent's discretion following such an Event of Default and after five days' written notice to the Agent, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) To endorse the Debtor's name on all applications, documents, papers, and instruments necessary for the Agent to use or maintain the Collateral;

          (b) To ask, demand, collect, sue for, recover, impound, receive, and give acquittance and receipts for money due or to become due under or in respect of any of the Collateral;

          (c) To file any claims or take any action or institute any proceedings that the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the Agent's rights with respect to any of the Collateral and to assign, pledge, convey, or otherwise transfer title in or dispose of the Collateral to any person.

     7. Right to Inspect. The Debtor grants to the Agent and its employees and agents the right to visit the Debtor's plants and facilities which manufacture, inspect, or store products sold under any of the trademarks, and to inspect the products and quality control records relating thereto at reasonable times during regular business hours or as otherwise provided in the Loan Agreement.

     8. Event of Default. Any of the following events shall be an Event of
Default:

          (a) An Event of Default shall occur as defined in the Loan Agreement;

          (b) Any representation or warranty made herein by the Debtor or in any document furnished to the Lender by the Debtor under this Agreement is incorrect in any material respect when made or when reaffirmed and such misrepresentation shall have a material adverse effect on the Debtor's business; and

          (c) The Debtor fails to observe or perform any covenant, condition, or agreement to be observed or performed pursuant to the terms hereof.

     9. Specific Remedies. Upon the occurrence of any Event of Default, the Agent shall have, in addition to other rights given by law or in this Agreement, the Loan Agreement, or in any other Loan Document, all of the rights and remedies with respect to the Collateral of a secured party under the Code, including, without limitation, the following:

          (a) The Agent may notify licensees to make royalty payments on license agreements directly to the Agent;

          (b) The Agent may sell, license, franchise or assign the Collateral at public or private sale for such amounts, and at such time or times, as the Agent deems advisable, provided that it is done in a commercially reasonable manner. Any requirement of reasonable notice of any disposition of the Collateral shall be satisfied if such notice is sent to the Debtor 10 days prior to such disposition. The Debtor shall be credited with the net proceeds of such sale only when they are actually received by the Agent, and the Debtor shall continue to be liable for any deficiency remaining after the Collateral is sold or collected. If the sale is to be a public sale, the Agent shall also give notice of the time and place by publishing a notice one time at least 10 days before the date of the sale in a newspaper of general circulation in the county in which the sale is to be held; and

          (c) To the maximum extent permitted by applicable law, the Agent may be the purchaser of any or all of the Collateral at any public sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any public sale, to use and apply all or any part of the Obligations as a credit on account of the purchase price of any Collateral payable by the Agent at such sale and the Obligations shall be deemed satisfied to the extent of such application.

     10. General Provisions.

          (a) Effectiveness of This Agreement. This Agreement shall be binding and deemed effective when executed by the Debtor and accepted and executed by the Agent.

          (b) Cumulative Remedies: No Prior Recourse to Collateral. The enumeration herein of the Agent's rights and remedies is not intended to be exclusive, provided that it is done in a commercially reasonable manner, and such rights and remedies are in addition to and not by way of limitation of any other rights or remedies that the Agent may have under the Loan Agreement, the Code or other applicable law. The Agent shall have the right, in its sole discretion, to determine which rights and remedies are to be exercised and in which order. The exercise of one right or remedy shall not preclude the exercise of any others, all of which shall be cumulative.

          (c) No Implied Waivers. No act, failure, or delay by the Agent shall constitute a waiver of any of its rights and remedies. No single or partial waiver by the Agent of any provision of this Agreement or any other Loan Document, or of a breach or default hereunder or thereunder, or of any right or remedy which the Agent may have, shall operate as a waiver of any other provision, breach, default, right, or remedy or of the same provision, breach, default, right, or remedy on a future occasion. No waiver by the Agent shall affect its rights to require strict performance of this Agreement.

          (d) Severability. If any provision of this Agreement shall be prohibited, or invalid, under applicable law, such provision shall be effective only to such extent, without invalidating the remainder of this Agreement.

          (e) Governing Law. This Agreement shall be deemed to have been made in the State of New York and shall be governed by and interpreted in accordance with the laws of such State, except that no doctrine of choice of law shall be used to apply the laws of any other state or jurisdiction.

          (f) Consent to Jurisdiction and Venue; Service of Process. The Debtor agrees that, in addition to any other courts that may have jurisdiction under applicable laws or rules, any action or proceeding to enforce or arising out of this Agreement or any of the other Loan Documents to which it is a party may be commenced in the United States District Court for the Southern District of New York, consents and submits in advance to such jurisdiction, and agrees that venue will be proper in such court on any such matter. The Debtor hereby waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such courts shall be properly served and shall confer personal jurisdiction if served by registered or certified mail to the Debtor, or as otherwise provided by the laws of the State of New York or the United States. The choice of forum set forth in this section shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Agreement to enforce the same, in any appropriate jurisdiction.

          (g) Waiver of Jury Trial, Etc. THE DEBTOR AND THE AGENT EACH HEREBY WAIVES TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF, THIS AGREEMENT, THE OBLIGATIONS, OR THE COLLATERAL, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT HERETO. THE DEBTOR AND THE AGENT EACH CONFIRMS THAT THE FOREGOING WAIVERS ARE INFORMED AND FREELY MADE.

          (h) Survival of Representations and Warranties. All of the Debtor's representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Lenders or their agents.

          (i) Fees and Expenses. The Debtor shall pay to the Agent on demand all reasonable costs and expenses that the Agent pays or incurs in connection with the enforcement and termination of this Agreement, including, without limitation: (i) reasonable attorneys' and paralegals' fees and disbursements of counsel to the Agent (including, without limitation, the allocated fees and costs of the Agent's in-house counsel and paralegals); (ii) costs and expenses (including, without limitation, reasonable attorneys' and paralegals' fees and disbursements (including, without limitation, the allocated fees and costs of the Agent's in-house counsel and paralegals) for an, amendment, supplement, waiver, consent, or subsequent closing in connection with this Agreement and the transactions contemplated hereby; (iii) costs and expenses of lien searches;
(iv) taxes, fees, and other charges for filing this Agreement at the United States Patent and Trademark Office, or for filing financing statements, and ' continuations, and other actions to perfect, protect, and continue the security interest created hereunder; (v) sums paid or incurred to pay any amount or take any action required of the Debtor under this Agreement that the Debtor fails to pay or take; (vi) after the occurrence of an Event of Default, the costs and expenses of preserving and protecting the Collateral; and (vii) costs and expenses (including, without limitation, reasonable attorneys' and paralegals' fees and disbursements (including, without limitation, the allocated fees and costs of the Agent's in-house counsel and paralegals)) paid or incurred to enforce the security interest created hereunder, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Agreement, or to defend any claims made or threatened against the Agent arising out of the transactions contemplated hereby (including, without limitation, preparations for the consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of this Agreement regarding costs and expenses to be paid by the Debtor. The parties agree that reasonable attorneys' and paralegals' fees and costs incurred in enforcing any judgment are recoverable as a separate item in addition to fees and costs incurred in obtaining the judgment and that the recovery of postjudgment reasonable attorneys' and paralegals' fees and costs is intended to survive any judgment and is not to be deemed merged into any judgment.

          (j) Notices. Except as otherwise provided herein, all notices, demands and requests that either party is required or elects to give to the other shall be in writing and shall be governed by the provisions of Section
15.11 of the Loan Agreement.

          (k) Binding Effect; Assignment. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors and assigns of the parties hereto; provided, however, that no interest herein may be assigned by the Debtor without the prior written consent of the Agent other than to a parent or subsidiary corporation. The rights and benefits of the Agent hereunder shall, if the Agent so agrees, inure to any party acquiring any interest in the Obligations or any part thereof.

          (l) Modification. This Agreement is intended by the Debtor and the Agent to be the final, complete, and exclusive expression of the agreement between them respecting the subject matter hereof. This Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof. No modification, rescission, waiver, release, or amendment of any provision of this Agreement shall be made, except by a written agreement signed by the Debtor and a duly authorized officer of the Agent.

          (m) Counterparts. This Agreement may be executed in any number of counterparts and by the Agent and the Debtor in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

          (n) Captions. The captions contained in this Agreement are for convenience only, are without substantive meaning, and should not be construed to modify, enlarge or restrict any provision.

          (o) Termination By Agent. After termination of the Loan Agreement and when the Agent has received payment and performance in full of all Obligations, the Agent shall execute and deliver to the Debtor a termination or terminations of all of the security interests, in form suitable for filing, granted by the Debtor hereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                         POST TOOL, INC.,
                                           a Massachusetts corporation


                                         By:
                                              Name: Stanley Black
                                              Title: Chief Executive Officer


                                         BANKAMERICA BUSINESS CREDIT, INC.,
                                           a Delaware corporation


                                         By:
                                              Name: William J. Wilson
                                              Title: Sr. Account Executive

STATE OF  MA                        )
                                    )       ss.:
COUNTY OF Suffolk                   )


     On the 24    day of February  1999, before me personally came
Stanley Black, to me known, who, being by me duly sworn, did depose and say that he resides at 20 Lincoln House Avenue Swampscott, MA; that he
is the CEO    of Post Tool, Inc., the corporation described in and
which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.




                                         Notary Public
                                         My Commission Expires December 21, 2001



STATE OF NEW YORK                   )
                                    )       ss.:
COUNTY OF NEW YORK                  )


     On the ____ day of _________, 199_, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he resides at ____________________________; that he is the ________________
of BankAmerica Business Credit, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.



                                         Notary Public

STATE OF                            )
                                    )       ss.:
COUNTY OF                           )


     On the ____ day of _________, 199_, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he resides at __________________________________________________; that he is the ________________ of Post Tool, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.




                                         Notary Public




STATE OF NEW YORK                   )
                                    )       ss.:
COUNTY OF NEW YORK                  )


     On the 27th day of February, 1999, before me personally came
William J. Wilson, to me known, who, being by me duly sworn, did depose and say that he resides at ______________________; that he is the Sr. Account Executive of BankAmerica Business Credit, Inc., the corporation described in and which executed the above instrument; and that he signed his name thereto by order of the board of directors of said corporation.




                                        Notary Public State of New York
                                          No 02SA5036939
                                        Qualified in Nassau County
                                        Commission Expires December 12, 2000

                                   Schedule A

                                   Trademarks

                                                   Registration  Registration
Trademark                                          Number:       Date:

Woodworkers Warehouse (& design)                   1,983,739     7/2/96
Woodworkers Warehouse (& design)                   1,988,103     7/23/96
Woodworkers Warehouse (& design)                   1,986,737     7/16/96
Woodworkers Warehouse (& design)                   1,544,938     6/20/89
Trend-Lines (& design)                             1,553,312     8/22/89
Trend-Lines Woodworking Tools & Supplies
(& design)                                         1,556,257     9/12/89
Golf Day                                           1,226,392     2/8/83
Vulcan (& design)                                    795,106     8/31/65
Vulcan (& design)                                    795,166     8/31/65
Vulcan (& design)                                    795,455     10/12/65
Vulcan (& design)                                    797,935     10/20/65
Post Tool Today's Tool Leader (& design)           1,673,748     1/28/92

                                   Schedule B

                Third Party Rights With Respect To The Trademarks

None.